As filed with the U.S. Securities and Exchange Commission on December 12, 2023

Registration No. 333-275177

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1	☒

Post-Effective Amendment No.	☐
(Check appropriate box or boxes)

abrdn Global Infrastructure Income Fund

(Exact Name of Registrant as Specified in Charter)

1900 Market Street, Suite 200
Philadelphia, PA 19103

(Address of Principal Executive Offices)

215-405-5700

(Registrant’s Telephone Number, Including Area Code)

Lucia Sitar, Esq.

c/o abrdn Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

215-405-5700

(Name and Address of Agent for Service)

Copies to:

Thomas C. Bogle, Esq.

William J. Bielefeld, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND

120 East Liberty Drive, Suite 400

Wheaton, IL 60187

(630) 765-8000

IMPORTANT SHAREHOLDER INFORMATION

We are pleased to enclose a notice, combined proxy statement/prospectus (the “Proxy Statement/Prospectus”), and proxy card(s) for a special meeting of shareholders (the “Special Meeting”) relating to Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, a Massachusetts business trust (the “Acquired Fund”). The Special Meeting is scheduled to be held at the offices of the Acquired Fund’s investment adviser, First Trust Advisors L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on February 22, 2024, at 12:00 p.m. Central Time. At the Special Meeting, shareholders will be asked to consider and to vote on the approval of a proposed Agreement and Plan of Reorganization for the Acquired Fund, which contemplates the reorganization of the Acquired Fund into abrdn Global Infrastructure Income Fund (the “Acquiring Fund”), a Maryland statutory trust (the “Reorganization”). The Acquiring Fund as it would exist after the Reorganization is referred to as the “Combined Fund.”

After careful consideration, the Board of Trustees of the Acquired Fund believes that the Reorganization is in the best interest of shareholders and therefore recommends that you vote “FOR” the proposal. The Acquired Fund and the Acquiring Fund are managed by different investment advisers. The Reorganization is anticipated to provide shareholders of the Acquired Fund with, among other things, exposure to a similar investment objective but substantially different principal investment strategies and principal risks as discussed in the enclosed Proxy Statement/Prospectus; a net total annual operating expense ratio after reimbursement for the Combined Fund that is expected to be lower than that of the Acquired Fund; and access to the Acquiring Fund’s investment adviser’s and its affiliates’ asset management business, including its commitment to the closed-end fund business, and its investment management experience.

It is expected that shareholders of the Acquired Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares in the Acquired Fund for shares of the Acquiring Fund in connection with the Reorganization (except with respect to cash received in lieu of fractional shares of the Acquiring Fund). The Reorganization proposal is described in more detail, and a comparison of the strategies, expenses and certain other features of the Acquired Fund and the Acquiring Fund is included, in the enclosed Proxy Statement/Prospectus. We encourage you to review this information carefully.

As a shareholder of record as of the close of business on October 23, 2023, the record date, you are entitled to notice of, and to vote at, the Special Meeting. Therefore we are asking that you please take the time to cast your vote prior to the February 22, 2024 Special Meeting of shareholders. If you do not vote, you may receive a phone call from the Acquired Fund’s proxy solicitor, EQ Fund Solutions, LLC.

We appreciate your participation in this important Special Meeting.

Sincerely,

James A. Bowen

Chairman of the Board of Trustees, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund

It is important that your shares be represented at the Special Meeting. In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible. You may vote easily and quickly by mail, by telephone or via the Internet. You may also vote in person by attending the Special Meeting (subject to certain requirements). To vote by mail, please complete and mail your proxy card in the enclosed envelope. To vote by telephone or via the Internet, please follow the instructions on the proxy card. If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call the Acquired Fund’s proxy solicitor, EQ Fund Solutions, LLC, at (866) 864-5057 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND

120 East Liberty Drive, Suite 400

Wheaton, IL 60187

(630) 765-8000

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD February 22, 2024

Notice is hereby given that a special meeting of shareholders (with any postponements or adjournments, the “Special Meeting”) of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Acquired Fund”), a Massachusetts business trust, is scheduled to be held at the offices of the Acquired Fund’s investment adviser, First Trust Advisors L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on February 22, 2024, at 12:00 p.m. Central Time. At the Special Meeting, shareholders will be asked to consider and to vote on the below proposal (the “Proposal”).

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Acquired Fund to abrdn Global Infrastructure Income Fund (the “Acquiring Fund”) (each, a “Fund” and collectively, the “Funds”) in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund (although cash may be distributed in lieu of fractional shares of the Acquiring Fund) and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of common shares of beneficial interest of the Acquiring Fund to the shareholders of the Acquired Fund and complete liquidation of the Acquired Fund (the “Reorganization”)

Shareholders will also be asked to transact such other business as may properly come before the Special Meeting.

Shareholders of record as of the close of business on October 23, 2023, the record date (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.

The Reorganization is intended to be treated as a tax-free reorganization for US federal income tax purposes.

Whether or not you are planning to attend the Special Meeting, please vote prior to the Special Meeting on February 22, 2024. Voting is quick and easy. Voting by proxy will not prevent you from voting your shares at the Special Meeting. You may revoke your proxy at any time before the Special Meeting by (i) written notice delivered to the Secretary of the Acquired Fund prior to the exercise of the proxy; (ii) execution of a subsequent proxy; or (iii) attending and voting at the Special Meeting. If you hold shares through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions.

By order of the Board of Trustees of the Acquired Fund,

W. Scott Jardine, Esq.

Secretary, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund

Important Notice Regarding Internet Availability of Proxy Materials for the Special Meeting to be Held on February 22, 2024:

The combined proxy statement/prospectus, the Notice of the Special Meeting, any accompanying materials and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders are available to you on the Internet at https://www.ftportfolios.com/LoadContent/gohdcqj3gy3o.

It is important that your shares be represented at the Special Meeting. In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible. You may vote easily and quickly by mail, by telephone or via the Internet. You may also vote in person by attending the Special Meeting (subject to certain requirements). To vote by mail, please complete and mail your proxy card in the enclosed envelope. To vote by telephone or via the Internet, please follow the instructions on the proxy card. If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call the Acquired Fund’s proxy solicitor, EQ Fund Solutions, LLC, at (866) 864-5057 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

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QUESTIONS & ANSWERS

The following is a summary of more complete information appearing later in the attached combined proxy statement/prospectus (the “Proxy Statement/Prospectus”) or incorporated by reference into the Proxy Statement/Prospectus. You should carefully read the entire Proxy Statement/Prospectus, including the Agreement and Plan of Reorganization (the “Reorganization Agreement”), a form of which is attached as Appendix A thereto, because it contains details that are not in the Questions & Answers.

Q:	Why is a shareholder meeting being held?

A:

The shareholders of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Acquired Fund”), a Massachusetts business trust, are being asked to approve a Reorganization Agreement providing for the transfer of all of the assets of their Fund to abrdn Global Infrastructure Income Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund (although cash may be distributed in lieu of fractional shares of the Acquiring Fund) and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of common shares of beneficial interest of the Acquiring Fund to the shareholders of the Acquired Fund and complete liquidation of the Acquired Fund (the “Reorganization”). It is currently expected that the Reorganization will occur in the first quarter of 2024.

As summarized below and described more fully in the Proxy Statement/Prospectus, the Acquired Fund and the Acquiring Fund (each, a “Fund” and collectively, the “Funds”) are each a closed-end management investment company with similar investment objectives but substantially different principal investment strategies and principal risks. Please see below and “Comparison of the Funds” in the Proxy Statement/Prospectus for a description of differences in the investment approach and other additional information. The Acquiring Fund would be the accounting and performance survivor of the Reorganization. The Acquiring Fund as it would exist after the Reorganization is referred to as the “Combined Fund.”

Q	Why is the Reorganization being proposed?

A

On October 23, 2023, First Trust Advisors L.P. (“First Trust”), abrdn Inc. and, for the purposes specified therein, abrdn plc., entered into a separate agreement (the “Purchase Agreement”) pursuant to which abrdn Inc. will acquire certain assets related to First Trust’s business of providing investment management services with respect to the assets of the Acquired Fund and certain other registered investment companies (the “Business”) if the Reorganization is approved, and upon satisfaction or waiver of certain other conditions. More specifically, under the Purchase Agreement, First Trust has agreed to transfer to abrdn Inc., for a cash payment at the closing of the Asset Transfer (as defined below) and subject to certain exceptions, (i) all right, title and interest of First Trust in and to the books and records relating to the Business of the Acquired Fund, and (ii) the goodwill of the Business (the “Asset Transfer.”)

The Funds are not a party to the Purchase Agreement; however, the completion of the Asset Transfer is subject to certain conditions, including shareholder approval of the Reorganization described in the Proxy Statement/Prospectus for the Reorganization to proceed. Therefore, if shareholders do not approve the Reorganization or if the other conditions in the Purchase Agreement are not satisfied or waived, then the Asset Transfer may not be completed, and the Purchase Agreement may be terminated with respect to the Acquired Fund.

Q:	Why is the Reorganization being recommended by the Board of Trustees of the Acquired Fund?

A:

The Board of Trustees of the Acquired Fund (the “Acquired Fund Board”) has determined that the Reorganization is in the best interests of the shareholders of the Acquired Fund. In reaching its decision to approve the Reorganization, the Acquired Fund Board considered alternatives to the Reorganization, including continuing to operate the Acquired Fund as a separate fund, and determined to recommend that shareholders approve the Reorganization.

Please see “Background and Reasons for the Proposed Reorganization” in the Proxy Statement/Prospectus for additional information on the Acquired Fund Board’s considerations relating to the Reorganization.

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Q:	What happens if the Proposal is not approved by the shareholders?

A:	Completion of the Reorganization requires the approval of the Reorganization Agreement by the Acquired Fund shareholders. If the Reorganization Agreement is not approved by shareholders of the Acquired Fund, then the Acquired Fund will continue to operate as a separate fund in the manner in which it is currently managed.

Q:	How will the fees and expenses of the Combined Fund compare to those of the Acquired Fund?

A:

The contractual advisory fee of the Acquired Fund is 0.40% of the Fund’s Total Assets (as defined below) up to and including $250 million and 0.35% of the Acquired Fund’s Total Assets over $250 million. “Total Assets,” for the purpose of this calculation, generally means the average daily gross asset value of the Acquired Fund (including assets attributable to the Fund’s preferred shares, if any, and the principal amount of borrowings), minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any borrowing incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). In addition to the contractual advisory fee, the Acquired Fund pays contractual sub-advisory fees to its sub-advisor, Delaware Investments Fund Advisers (“DIFA”). The Acquired Fund’s Core Component, which consists primarily of equity securities and equity-like securities issued by Infrastructure Issuers (as defined below), is managed by the Global Listed Infrastructure team and, for its portfolio management services, DIFA is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Acquired Fund’s Total Assets. If the Acquired Fund’s Total Assets are greater than $250 million, DIFA receives an annual portfolio management fee of 0.65% for that portion of the Acquired Fund’s Total Assets over $250 million. The Acquired Fund’s Senior Loan Component (the portion of the Acquired Fund’s investment strategy which consists of senior secured floating-rate U.S. dollar-denominated loans of Infrastructure Issuers (as defined below) from the funds raised through the Acquired Fund’s use of leverage) is managed by the Macquarie High Yield Fixed Income team and, for its portfolio management services, DIFA is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund’s Total Assets.

The contractual advisory fee of the Combined Fund will be 1.35% of the Combined Fund’s average daily Managed Assets. “Managed Assets” is defined as total assets of the Combined Fund, including assets attributable to any form of leverage, minus liabilities (other than debt representing leverage and the aggregate liquidation preference of any preferred stock that may be outstanding). The Acquired Fund currently uses leverage whereas the Acquiring Fund currently does not but may do so in the future. There can be no guarantee that the Combined Fund will leverage its assets or, to the extent the Combined Fund utilizes leverage, what percentage of its assets such leverage will represent.

Following the consummation of the Reorganization, the total annual operating expense ratio of the Combined Fund is expected to be lower than the current total annual operating expense ratio of the Acquired Fund.

The gross total annual operating expense ratios, including interest expense, of the Acquired Fund and the Acquiring Fund, including acquired fund fees and deferred tax expense (deferred tax liability primarily associated with its subsidiary's investments in partnership), and, following the consummation of the Reorganization, the gross total annual operating expense ratio, including acquired fund fees and deferred tax expense, of the Combined Fund is expected to be as follows:

Current Expense Ratio of Acquired Fund*	Current Expense Ratio of the Acquiring Fund**	Pro Forma Combined Fund**
3.80%	1.89%	1.80%

The net total annual operating expense ratios, including interest expense, of the Acquired Fund and the Acquiring Fund, including acquired fund fees and deferred tax expense (deferred tax liability primarily associated with its subsidiary's investments in partnership), and, following the consummation of the Reorganization, the net total annual operating expense ratio, including acquired fund fees and deferred tax expense, of the Combined Fund is expected to be as follows:

Current Expense Ratio of Acquired Fund*†	Current Expense Ratio of the Acquiring Fund**	Pro Forma Combined Fund**
3.80%	1.87%	1.80%

* As of the Acquired Fund’s most recent semi-annual period end, based on average daily net assets.

** Information for the Acquiring Fund and Combined Fund is as of the fiscal year ended September 30, 2023.

† The net total annual operating expense ratio, excluding interest expense, of the Acquired Fund is 1.73%.

Pro forma Combined Fund fees and expenses are estimated in good faith and are hypothetical. There can be no assurance that future expenses will not increase or that any estimated expense savings will be realized.

abrdn Inc., the investment adviser of the Acquiring Fund, has contractually agreed to limit the total ordinary operating expenses of the Combined Fund following the consummation of the Reorganization (excluding leverage costs, interest, taxes, brokerage commissions, acquired fund fees and expenses and any non-routine expenses) from exceeding 1.65% of the average daily net assets of the Combined Fund on an annualized basis for twelve months following the closing of the Reorganization, or June 30, 2025, whichever is later. This contractual limitation may not be terminated before twelve months following the closing of the Reorganization, or June 30, 2025, whichever is later, without the approval of the Combined Fund’s trustees who are not “interested persons” of the Combined Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

abrdn Inc. may request and receive reimbursement from the Acquiring Fund or Combined Fund, as applicable, of the advisory fees waived or reduced and other payments remitted by abrdn Inc. and other expenses reimbursed as of a date not more than three years after the date when abrdn Inc. limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Combined Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by abrdn Inc., and the payment of such reimbursement is approved by the Board of the Combined Fund on a quarterly basis.

Please see “Fees and Expenses” and “Management of the Funds” in the Proxy Statement/Prospectus for additional information.

Q:	How different are the Funds?

A:

As summarized below and set forth more fully in the Proxy Statement/Prospectus, there are some substantial differences between the Acquired Fund and the Acquiring Fund. In particular, they have different investment advisers. First Trust is the investment advisor of the Acquired Fund, and Delaware Investments Fund Advisers is the sub-advisor of the Acquired Fund. abrdn Inc. (the “Adviser”) is the investment adviser of the Acquiring Fund, and abrdn Investments Limited (formerly, Aberdeen Asset Managers Limited) (“aIL” or the “Sub-Adviser”, and together with abrdn Inc., the “Advisers”) is the investment sub-adviser of the Acquiring Fund. As further discussed below, the Funds have similar investment objectives but substantially different principal investment strategies and principal risks.

Each Fund is a closed-end management investment company registered under the 1940 Act. The Acquired Fund is a Massachusetts business trust and a diversified closed-end management investment company. The Acquiring Fund is a Maryland statutory trust and a non-diversified closed-end management investment company. A non-diversified fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. Consequently, the securities of a particular issuer or a small number of issuers may constitute a significant portion of the fund’s investment portfolio. Each Fund’s common shares are listed on the New York Stock Exchange.

The Acquired Fund’s investment objective is to seek to provide a high level of current return consisting of dividends, interest, and other similar income while attempting to preserve capital, whereas the Acquiring Fund’s principal investment objective is to seek to provide a high level of total return with an emphasis on current income.

Each Fund has a principal investment strategy to invest in infrastructure-related issuers. Both Funds have policies to, under normal circumstances, invest 80% of net assets plus the amount of any borrowings for investment purposes in US and non-US infrastructure-related issuers. Specifically, under normal market conditions, at least 80% of the Acquired Fund’s Total Assets are intended to be invested in securities and instruments of “Infrastructure Issuers,” defined as US and non-US issuers that have as their primary focus (in terms of income and/or assets) the management, ownership and/or operation of infrastructure and utilities assets in a select group of countries, that are expected to provide dividends, interest and other similar income. The Acquiring Fund will invest, under normal circumstances, at least 80% of the Acquiring Fund’s net assets (plus the amount of any borrowings for investment purposes) in US and non-US infrastructure-related issuers. The Acquiring Fund considers an issuer to be infrastructure-related if (i) at least 50% of the issuer’s assets consist of infrastructure assets or (ii) at least 50% of the issuer’s gross income or net profits are attributable to or derived, directly or indirectly, from the ownership, management, construction, development, operation, utilization or financing of infrastructure assets.

Both Funds invest in issuers located outside of the United States. The Acquired Fund seeks to invest more than 40% of its Total Assets in securities and instruments of non-U.S. Infrastructure Issuers located in Australia, New Zealand, Canada, the United Kingdom, certain European Union member countries, Switzerland, Japan, Hong Kong and Singapore, and no more than 60% of the Acquired Fund’s Total Assets may be invested in securities and instruments of U.S. Infrastructure Issuers at any time. Under normal circumstances, the Acquiring Fund will invest in issuers from at least three different countries and will invest significantly (at least 40% of its total assets – unless market conditions are not deemed favorable by the Advisers, in which case the Acquiring Fund would invest at least 30% of its total assets) in non-US issuers.

In addition, both Funds invest in listed equity securities, with the Core Component (the portion of the Acquired Fund’s investment strategy which consists primarily of equity securities and securities and instruments with equity characteristics, and other securities and instruments issued by Infrastructure Issuers) of the Acquired Fund primarily investing in listed securities and instruments of Infrastructure Issuers, and the Acquiring Fund, under normal circumstances, investing at least 60%, and generally expects to invest approximately 75%, of its total assets in listed equity securities of infrastructure-related issuers. The Acquired Fund may invest up to 25% of the Core Component in unlisted securities and instruments of Infrastructure Issuers. The Acquiring Fund may invest up to 25% of its total assets, measured at the time of investment, in infrastructure assets through private transactions. The Senior Loan Component of the Acquired Fund consists of senior secured floating-rate U.S. dollar-denominated loans of Infrastructure Issuers from the funds raised through the Acquired Fund’s use of leverage.

The Acquiring Fund has a term whereas the Acquired Fund does not. The Acquiring Fund’s Declaration of Trust provides that the Acquiring Fund will have a limited period of existence and will dissolve as of the close of business fifteen (15) years from the effective date of the initial registration statement of the Acquiring Fund (i.e., July 28, 2035) (and such date, including any extension, the “Termination Date”); provided, that the Board of Trustees may vote to extend the Termination Date (1) for one period that may in no event exceed one year following the Termination Date, and (2) for one additional period that may in no event exceed six months, in each case without a vote of the Acquiring Fund’s shareholders. On or before the Termination Date, the Acquiring Fund will cease its investment operations, retire or redeem its leverage facilities, if any, liquidate its investment portfolio (to the extent possible) and distribute all of its liquidated net assets to common shareholders of record in one or more distributions on or after the Termination Date. Notwithstanding the foregoing, if the Board of Trustees determines to cause the Acquiring Fund to conduct an Eligible Tender Offer (as defined in the Proxy Statement/Prospectus) and the Eligible Tender Offer is completed, the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, eliminate the Termination Date and provide for the Acquiring Fund’s perpetual existence, subject to certain terms and conditions.

The Acquired Fund currently uses leverage through bank borrowings whereas the Acquiring Fund currently does not but may do so in the future. The Funds’ strategies relating to their use of leverage, if any, may not be successful, and the Funds’ use of leverage will cause the Funds’ NAV to be more volatile than it would otherwise be. There can be no guarantee that the Combined Fund will leverage its assets or, to the extent the Combined Fund utilizes leverage, what percentage of its assets, within regulatory limits, such leverage will represent. Depending on market conditions, the Acquiring Fund’s portfolio management team may choose not to use any leverage. Although the use of leverage by a Fund may create an opportunity for increased after-tax total return for the common shares, it also increases market exposure, results in additional risks and can magnify the effect of any losses.

Please see “Comparison of the Funds” in the Proxy Statement/Prospectus for additional information.

Q:	How will the Reorganization be effected?

A:

Assuming the Acquired Fund shareholders approve the Reorganization, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for common shares of the Acquiring Fund (although shareholders may receive cash for fractional shares of the Acquiring Fund), and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund. Following the Reorganization, the Acquired Fund will be dissolved and terminated in accordance with its Amended and Restated Declaration of Trust and Amended and Restated By-Laws and the 1940 Act.

Following the Reorganization, you, as an Acquired Fund shareholder, will become a shareholder of the Combined Fund. Holders of common shares of the Acquired Fund will receive newly issued common shares of the Acquiring Fund, par value $0.001 per share, the aggregate net asset value (not the market value) of which will equal the aggregate net asset value (not the market value) of the common shares of the Acquired Fund you held immediately prior to the Reorganization (although shareholders may receive cash for fractional shares of the Acquiring Fund).

Based on each Fund’s net asset value (“NAV”) as of September 29, 2023, the exchange ratio at which common shares of the Acquired Fund would have converted to common shares of the Combined Fund is 0.4262 (i.e., assuming the Reorganization was consummated following the market close on September 29, 2023). An Acquired Fund shareholder would have received 0.4262 shares of the Combined Fund for each Acquired Fund share held.

Q:	How will the Reorganization affect the value of my investment?

A:

At the closing of the Reorganization, the Reorganization Agreement sets forth that the Acquired Fund assets will be valued in accordance with the Acquired Fund’s valuation procedures as approved by the Board of Trustees of the Acquired Fund. Upon the consummation of the Reorganization, the assets transferred to the Acquiring Fund will be valued pursuant to the Acquiring Fund’s valuation procedures as approved by the Board of Trustees of the Acquiring Fund.

Certain differences between the valuation procedures of the Acquired Fund and those of the Acquiring Fund exist. Of relevance to the Acquired Fund is, for purposes of determining a Fund’s NAV, in certain circumstances, foreign equity securities that trade on a market that closes prior to the Fund’s valuation time are valued by applying valuation factors to the last quoted sale price. The Acquired Fund and the Acquiring Fund differ with respect to the circumstances in which such valuation factors are applied. The impact of this difference on the value of an Acquired Fund shareholder’s investment immediately after the Reorganization is consummated is uncertain and could be positive or negative depending on market conditions and could be material.

Q:	At what prices have common shares of the Acquired Fund and common shares of the Acquiring Fund historically traded?

A:

Common shares of each Fund have from time to time traded below their NAVs. As of October 3, 2023, the Acquired Fund common shares were trading at a 13.98% discount to its NAV, and the Acquiring Fund common shares were trading at a 15.50% discount to its NAV. There can be no assurance that, after the Reorganization, common shares of the Combined Fund will trade at, above or below NAV. The market value of the common shares of the Combined Fund may be more or less than the market value of the common shares of either the Acquiring Fund or the Acquired Fund prior to the Reorganization.

To the extent the Acquired Fund is trading at a discount to its NAV and the Acquiring Fund is trading at a premium to its NAV at the time of the Reorganization, the Acquired Fund shareholders would have the potential for an economic benefit. To the extent the Acquired Fund is trading at a premium to its NAV and the Acquiring Fund is trading at a discount to its NAV at the time of the Reorganization, the Acquired Fund shareholders would lose the economic benefit. There can be no assurance that, after the Reorganization, common shares of the Combined Fund will trade at, above or below NAV. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of the Acquiring Fund prior to the Reorganization. Additionally, among other potential consequences of the Reorganization, portfolio transitioning due to the Reorganization may result in capital gains or losses, which may have federal income tax consequences for shareholders of the Combined Fund.

Please see “Share Price Data” in the Proxy Statement/Prospectus for additional information.

Q:	Will the Reorganization impact Fund distributions to shareholders?

A:

The Acquired Fund currently pays a quarterly distribution of $0.20 per share; based on the market price and NAV as of September 29, 2023, the Acquired Fund’s annualized distribution rate is 11.53% and 9.82%, respectively. The Acquiring Fund currently pays a monthly distribution of $0.12 per share; based on the market price and NAV as of September 29, 2023, the Acquiring Fund’s annualized distribution rate is 8.90% and 7.50%, respectively. The Combined Fund expects to pay a monthly distribution of $0.12 per share and would have the same distribution yield as the Acquiring Fund.

Prior to the closing of the Reorganization, the Acquired Fund expects to declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the date of the Reorganization’s closing. All or a portion of such distribution may be taxable to the Acquired Fund’s shareholders for US federal income tax purposes.

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The Combined Fund intends to make its first distribution to shareholders in the month immediately following the Reorganization. In addition, the Combined Fund expects to follow the same frequency of payments as the Acquiring Fund and to make monthly distributions to shareholders.

Q:	Who will manage the Combined Fund’s portfolio?

A:	The Combined Fund will be advised by abrdn Inc., the Acquiring Fund’s current investment adviser, and sub-advised by aIL, the Acquiring Fund’s current investment sub-adviser. Furthermore, the Acquiring Fund’s current portfolio management team will be primarily responsible for the day-to-day management of the Combined Fund’s portfolio.

Q:	Will there be any significant portfolio transitioning in connection with the Reorganization?

A:

The Acquired Fund will be required to pay back its outstanding borrowings in connection with the closing of the Reorganization. It is anticipated that approximately 28% of the Acquired Fund’s holdings will be sold by the Acquired Fund before the closing of the Reorganization in order to pay back its outstanding leverage. This portfolio transition may take a significant amount of time and result in the Acquired Fund holding large amounts of uninvested cash prior to the Closing Date, and there may be times when the Acquired Fund is not fully invested in accordance with its investment objective and strategies during this transition period, which may cause the Acquired Fund to forgo any appreciation in value of portfolio investments, if any. This may impact the Acquired Fund’s performance. As of September 21, 2023, the expected costs to de-lever the portfolio would be approximately $164,300 (or 0.23% of the Acquired Fund’s NAV as of September 21, 2023) or $0.019 per share. To the extent the Acquired Fund has holdings in France, Spain and/or Italy, such countries may impose an additional foreign transfer tax on the transfer of such securities to the Acquiring Fund. These taxes are in addition to the transaction costs disclosed above and would be borne by the Combined Fund. The foregoing estimates are subject to change depending on the composition of the Acquired Fund’s portfolio and market circumstances at the time any sales are made.

The Acquiring Fund currently does not use leverage but may do so in the future. There can be no guarantee that the Combined Fund will leverage its assets or, to the extent the Combined Fund utilizes leverage, what percentage of its assets such leverage will represent.

Following the Reorganization, the Combined Fund expects to realign its portfolio in a manner consistent with its investment strategies and policies, which will be the same as the Acquiring Fund’s strategies and policies. The Combined Fund may not be invested consistent with its investment strategies or aIL’s investment approach while such realignment occurs. The realignment is anticipated to take approximately two weeks following the closing of the Reorganization, based on current market conditions and assuming that the Acquired Fund’s holdings are the same as of September 21, 2023. Sales and purchases of less liquid securities could take longer. Based on the Acquired Fund’s holdings as of September 21, 2023, the Combined Fund expects to sell approximately 87% of the Acquired Fund’s portfolio following the closing of the Reorganization. If the Reorganization was completed on September 21, 2023, the expected cost to sell 87% of the Acquired Fund’s holdings following the closing of the Reorganization, which is estimated to equal 10% of the Combined Fund’s portfolio, would be approximately $516,000 (or 0.09% of the estimated NAV of the Combined Fund as of September 21, 2023) or $0.015 per share of the Combined Fund. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization, these will be borne by the Acquired Fund with respect to the portfolio transitioning conducted before the Reorganization and borne by the Combined Fund with respect to the portfolio transitioning conducted after the Reorganization. The portfolio transitioning pre- and post-Reorganization may result in capital gains or losses, which may have federal income tax consequences for shareholders of the Acquired Fund and the Combined Fund.

Q:	Will I have to pay any sales load or commission in connection with the Reorganization?

A:	No. You will pay no sales load or commission in connection with the Reorganization.

Q:	Who will pay for the costs associated with the Reorganization?

A:	abrdn Inc. and aIL and their affiliates and First Trust and its affiliates will bear certain expenses, including portfolio transaction costs and certain taxes, incurred in connection with the Reorganization, except as otherwise disclosed in the proxy statements to Acquired Fund shareholders, whether or not the Reorganization is consummated. The expenses of the Reorganization expected to be borne by abrdn and First Trust are estimated to be approximately $590,000. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases of portfolio holdings made in connection with the Reorganization, these will be borne by the Acquired Fund with respect to the portfolio transitioning and de-levering conducted before the Reorganization and borne by the Combined Fund with respect to the portfolio transitioning conducted after the Reorganization. In addition, to the extent the Acquired Fund has holdings in France, Spain and/or Italy, such countries may impose an additional foreign transfer tax on the transfer of such securities to the Acquiring Fund. These taxes are in addition to the transaction costs disclosed above and would be borne by the Combined Fund.

Q:	Is the Reorganization expected to be taxable to the shareholders of the Acquired Fund?

A:

It is expected that shareholders of the Acquired Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares in the Acquired Fund for shares of the Acquiring Fund pursuant to the Reorganization Agreement (except with respect to cash received in lieu of fractional shares of the Acquiring Fund).

As a condition to the Acquired Fund’s obligation to consummate the Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion from legal counsel to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, the transactions contemplated by the Reorganization Agreement constitute a tax-free reorganization for federal income tax purposes (except with respect to cash received in lieu of fractional shares of the Acquiring Fund). Despite this opinion, there can be no assurances that the U.S. Internal Revenue Service will deem the exchanges to be tax-free.

The portfolio transitioning discussed above may result in capital gains or losses, which may have federal income tax consequences.

The pre-Reorganization portfolio transitioning noted above is anticipated to result in net capital gains of $78,592, or $0.009 per share based on Acquired Fund holdings as of September 21, 2023. However, it is anticipated that the Acquired Fund’s capital loss carryforwards would offset projected realized gains. Prior to the closing date of the Reorganization, the Acquired Fund will be required to declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, all of its net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through the Closing Date. Such a distribution may be taxable to the Acquired Fund shareholders for US federal income tax purposes depending on each shareholder’s individual tax situation, which cannot be determined by abrdn Inc. or First Trust. The actual tax consequences as a result of the sale of securities in advance of the Reorganization are dependent on the portfolio composition of the Acquired Fund at the time such sales are made and market conditions.

In addition, following the Reorganization, the Combined Fund may generate net capital gains or losses as a result of the portfolio realignment discussed further above. For example, if the Reorganization was completed on September 21, 2023, it is estimated that approximately $4,250,540, or $0.1473 per share, in capital losses would have resulted from portfolio transitioning in the Combined Fund following the Reorganization.

The actual tax consequences as a result of portfolio repositioning after the closing of the Reorganization are dependent on the portfolio composition of the Acquired Fund at the time of closing and market conditions. Any net capital gain resulting from the realignment coupled with the results of the Acquiring Fund’s normal operations during the tax year following the close of the Reorganization would be distributed to the shareholder base of the Combined Fund post-Reorganization in connection with the annual distribution requirements under US federal tax laws. In addition, the Acquiring Fund is covered by an exemptive order received by the Acquiring Fund’s investment adviser from the US Securities and Exchange Commission. The exemptive relief allows the Acquiring Fund to distribute long-term capital gains as frequently as monthly in any one taxable year. It is possible that gains generated post-Reorganization may be used to supplement the monthly distribution payable to the Combined Fund’s shareholders.

Q:	How does the Acquired Fund Board suggest that I vote?

A:	The Acquired Fund Board recommends that you vote “FOR” the Proposal.

Q:	How do I vote my proxy?

A:	You may vote in any one of four ways: • by mail, by sending the enclosed proxy card, signed and dated, in the enclosed envelope; • by phone, by following the instructions set forth on your proxy card;

•     via the Internet, by following the instructions set forth on your proxy card; or

•       in person, by attending the Special Meeting. Please note that shareholders who intend to attend the Special Meeting will need to provide valid identification and, if they hold shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of October 23, 2023 (the record date), to be admitted to the Special Meeting. You may call toll-free (866) 864-5057 for information on how to obtain directions to be able to attend the Special Meeting and vote in person.

Broker dealer firms holding shares in “street name” for the benefit of their customers and clients may request voting instructions from such customers and clients. You are encouraged to contact your broker dealer and record your voting instructions.

Q:	Whom do I contact for further information?

A:	If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call EQ Fund Solutions, LLC (“EQ”), the Acquired Fund’s proxy solicitor, at (866) 864-5057 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING. IN ORDER TO AVOID DELAY AND TO ENSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE.

The information in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion

December 12, 2023

PROXY STATEMENT FOR

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND

120 East Liberty Drive, Suite 400

Wheaton, IL 60187

(630) 765-8000

PROSPECTUS FOR

ABRDN GLOBAL INFRASTRUCTURE INCOME FUND

1900 Market Street, Suite 200

Philadelphia, PA 19103

(215) 405-5700

[  ], 2023

This combined proxy statement/prospectus (the “Proxy Statement/Prospectus”) is furnished to you as a common shareholder of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Acquired Fund”), a Massachusetts business trust and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). A special meeting (with any postponements or adjournments, the “Special Meeting”) of shareholders of the Acquired Fund is scheduled to be held at the offices of the Acquired Fund’s investment adviser, First Trust Advisors L.P. (“First Trust”), located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on February 22, 2024, at 12:00 p.m. Central Time. At the Special Meeting, shareholders will be asked to consider and to vote on the below proposal (the “Proposal”). If you are unable to attend the Special Meeting, the Board of Trustees (the “Board”) of the Acquired Fund requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. The approximate mailing date of this Proxy Statement/Prospectus is [   ], 2023.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Acquired Fund to abrdn Global Infrastructure Income Fund (the “Acquiring Fund”) (each, a “Fund” and collectively, the “Funds”) in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund (although cash may be distributed in lieu of fractional shares of the Acquiring Fund) and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of common shares of beneficial interest of the Acquiring Fund to the shareholders of the Acquired Fund and complete liquidation of the Acquired Fund (the “Reorganization”)

Shareholders of record as of the close of business on October 23, 2023, the record date (the “Record Date”), are entitled to notice of and to vote at the Special Meeting.

Shareholders of the Acquired Fund are being asked to consider and vote on an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Reorganization would be accomplished. The aggregate net asset value (not the market value) of Acquiring Fund common shares received by the shareholders of the Acquired Fund in the Reorganization would equal the aggregate net asset value (not the market value) of the Acquired Fund common shares held immediately prior to the Reorganization (although shareholders may receive cash for fractional shares, which may be taxable).

At the closing of the Reorganization, the Reorganization Agreement sets forth that the Acquired Fund assets will be valued in accordance with the Acquired Fund’s valuation procedures as approved by the Board of the Acquired Fund. Upon the consummation of the Reorganization, the assets transferred to the Acquiring Fund will be valued pursuant to the Acquiring Fund’s valuation procedures as approved by the Board of Trustees of the Acquiring Fund.

1

Certain differences between the valuation procedures of the Acquired Fund and those of the Acquiring Fund exist. Of relevance to the Acquired Fund is, for purposes of determining a Fund’s net asset value (“NAV”), in certain circumstances, foreign equity securities that trade on a market that closes prior to the Fund’s valuation time are valued by applying valuation factors to the last quoted sale price. The Acquired Fund and the Acquiring Fund differ with respect to the circumstances in which such valuation factors are applied. The impact of this difference on the value of an Acquired Fund shareholder’s investment immediately after the Reorganization is consummated is uncertain and could be positive or negative depending on market conditions and could be material.

There are other differences between the Acquired Fund and the Acquiring Fund. In particular, they have different investment advisers. First Trust Advisors L.P. (previously defined as “First Trust”), an Illinois limited partnership, is the investment advisor of the Acquired Fund, and Delaware Investments Fund Advisers (“DIFA”) is the sub-advisor of the Acquired Fund. abrdn Inc. (the “Adviser”) is the investment adviser of the Acquiring Fund, and abrdn Investments Limited (formerly, Aberdeen Asset Managers Limited) (“aIL” or the “Sub-Adviser”, and together with abrdn Inc., the “Advisers”) is the investment sub-adviser of the Acquiring Fund. The Funds have similar investment objectives but substantially different principal investment strategies and principal risks. The Acquired Fund’s investment objective is to seek to provide a high level of current return consisting of dividends, interest, and other similar income while attempting to preserve capital, whereas the Acquiring Fund’s principal investment objective is to seek to provide a high level of total return with an emphasis on current income. The Acquired Fund currently uses leverage whereas the Acquiring Fund currently does not but may do so in the future. There can be no guarantee that the Combined Fund will leverage its assets or, to the extent the Combined Fund utilizes leverage, what percentage of its assets such leverage will represent.

The Acquiring Fund has a term whereas the Acquired Fund does not. The Acquiring Fund’s Declaration of Trust provides that the Acquiring Fund will have a limited period of existence and will dissolve as of the close of business fifteen (15) years from the effective date of the initial registration statement of the Acquiring Fund (i.e., July 28, 2035) (and such date, including any extension, the “Termination Date”); provided, that the Board of Trustees may vote to extend the Termination Date (1) for one period that may in no event exceed one year following the Termination Date, and (2) for one additional period that may in no event exceed six months, in each case without a vote of the Acquiring Fund’s shareholders. On or before the Termination Date, the Acquiring Fund will cease its investment operations, retire or redeem its leverage facilities, if any, liquidate its investment portfolio (to the extent possible) and distribute all of its liquidated net assets to common shareholders of record in one or more distributions on or after the Termination Date. Notwithstanding the foregoing, if the Board of Trustees determines to cause the Acquiring Fund to conduct an Eligible Tender Offer (as defined in the Proxy Statement/Prospectus) and the Eligible Tender Offer is completed, the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, eliminate the Termination Date and provide for the Acquiring Fund’s perpetual existence, subject to certain terms and conditions.

The common shares of the Acquiring Fund are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “ASGI” and will continue to be so listed following the Reorganization. The common shares of the Acquired Fund are listed on the NYSE under the ticker symbol “MFD” and would be delisted from the NYSE following the Reorganization. Shareholder reports, proxy statements and other information concerning Funds can be inspected at the NYSE.

The following documents have been filed with the Securities and Exchange Commission (“SEC”):

•	the Statement of Additional Information, dated [ ], 2023, relating to this Proxy Statement/Prospectus which is incorporated in this Proxy Statement/Prospectus;

•	the Semi-Annual Report to shareholders of the Acquired Fund for the fiscal period ended May 31, 2023 (Investment Company Act File No. 811-21496; Accession No. 0001445546-23-004858);

•	the Annual Report to shareholders of the Acquired Fund for the fiscal period ended November 30, 2022 (Investment Company Act File No. 811-21496; Accession No. 0001445546-23-001043);

•	the Semi-Annual Report to shareholders of the Acquiring Fund for the fiscal period ended March 31, 2023 (Investment Company Act File No. 811-23490; Accession No. 0001104659-23-067920); and

•	the Annual Report to shareholders of the Acquiring Fund for the fiscal period ended September 30, 2023 (Investment Company Act File No. 811-23490; Accession No. 0001104659-23-124762).

2

Additionally, copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge:

for the Acquiring Fund:

By Phone:	(800) 522-5465
By Mail:	abrdn Global Infrastructure Income Fund
c/o abrdn Inc. 1900 Market Street, Suite 200
Philadelphia, PA 19103
By Internet:	www.abrdnasgi.com

for the Acquired Fund:

By Phone:	(630) 765-8000
By Mail:	Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
By Internet:	https://www.ftportfolios.com

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. You also may view or obtain the foregoing documents from the SEC:

By e-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

This Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund. This Proxy Statement/Prospectus sets forth concisely the information that shareholders of the Acquired Fund should know before voting on the Proposal. Please read it carefully and retain it for future reference. No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

3

TABLE OF CONTENTS

PROPOSAL	1

COMPARISON OF THE FUNDS	7

MANAGEMENT OF THE FUNDS	40

AGREEMENT BETWEEN FIRST TRUST advisors l.p. AND ABRDN INC.	44

NET ASSET VALUE OF COMMON SHARES OF THE ACQUIRING FUND	47

DIVIDEND REINVESTMENT AND OPTIONAL CASH PURCHASE PLAN	48

CERTAIN PROVISIONS OF THE ACQUIRING FUND’S DECLARATION OF TRUST AND BYLAWS	49

ACQUIRING FUND’S TERM	52

APPRAISAL RIGHTS	54

FINANCIAL HIGHLIGHTS	55

INFORMATION ABOUT THE REORGANIZATION	58

TERMS OF THE REORGANIZATION AGREEMENT	58

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION	60

VOTING INFORMATION AND REQUIREMENTS	62

SHAREHOLDER INFORMATION	64

SHAREHOLDER PROPOSALS	65

SOLICITATION OF PROXIES	66

OTHER BUSINESS	66

4

PROPOSAL

To approve a Reorganization Agreement providing for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund (although cash may be distributed in lieu of fractional shares of the Acquiring Fund) and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of common shares of beneficial interest of the Acquiring Fund to the shareholders of the Acquired Fund and complete liquidation of the Acquired Fund.

Synopsis

The Board of each Fund, including the Trustees who are not “interested persons” of each Fund (as defined in the 1940 Act) (the “Independent Trustees”), has approved the Reorganization Agreement. The Acquiring Fund as it would exist after the Reorganization is referred to as the “Combined Fund.”

Subject to approval of the Reorganization Agreement by the shareholders of the Acquired Fund, the Reorganization Agreement provides for:

•	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for shares of the Acquiring Fund (although cash may be distributed in lieu of fractional shares of the Acquiring Fund);
•	the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;
•	the distribution of common shares of the Acquiring Fund to the shareholders of the Acquired Fund; and
•	the complete liquidation of the Acquired Fund.

It is currently expected that the Reorganization will occur in the first quarter of 2024.

At the closing of the Reorganization, the Reorganization Agreement sets forth that the Acquired Fund assets will be valued in accordance with the Acquired Fund’s valuation procedures as approved by the Board of the Acquired Fund. Upon the consummation of the Reorganization, the assets transferred to the Acquiring Fund will be valued pursuant to the Acquiring Fund’s valuation procedures as approved by the Board of the Acquiring Fund.

Certain differences between the valuation procedures of the Acquired Fund and those of the Acquiring Fund exist. Of relevance to the Acquired Fund is, for purposes of determining a Fund’s net asset value, in certain circumstances, foreign equity securities that trade on a market that closes prior to the Fund’s valuation time are valued by applying valuation factors to the last quoted sale price. The Acquired Fund and the Acquiring Fund differ with respect to the circumstances in which such valuation factors are applied. The impact of this difference on the value of an Acquired Fund shareholder’s investment immediately after the Reorganization is consummated is uncertain and could be positive or negative depending on market conditions and could be material.

It is anticipated that approximately 28% of the Acquired Fund’s holdings will be sold by the Acquired Fund before the closing of the Reorganization in order to pay back the Acquired Fund’s outstanding leverage. This portfolio transition may take a significant amount of time and result in the Acquired Fund holding large amounts of uninvested cash prior to the Closing Date, and there may be times when the Acquired Fund is not fully invested in accordance with its investment objective and strategies during this transition period, which may cause the Acquired Fund to forgo any appreciation in value of portfolio investments, if any. This may impact the Acquired Fund’s performance. As of September 21, 2023 the expected costs to de-lever the portfolio would be approximately $164,300 (or 0.23% of the Acquired Fund’s NAV as of September 21, 2023) or $0.019 per share. To the extent the Acquired Fund has holdings in France, Spain and/or Italy, such countries may impose an additional foreign transfer tax on the transfer of such securities to the Acquiring Fund. These taxes are in addition to the transaction costs disclosed above and would be borne by the Combined Fund. The foregoing estimates are subject to change depending on the composition of Acquired Fund’s portfolio and market circumstances at the time any sales are made.

The portfolio de-leveraging discussed above may result in capital gains or losses, which may have federal income tax consequences for shareholders of the Acquired Fund.

Following the Reorganization, the Combined Fund expects to realign its portfolio in a manner consistent with its investment strategies and policies, which will be the same as the Acquiring Fund’s strategies and policies. The Combined Fund may not be invested consistent with its investment strategies or abrdn Inc.’s investment approach while such realignment occurs. The realignment is anticipated to take approximately two weeks, based on current market conditions and assuming that the Acquired Fund’s holdings are the same as on September 21, 2023. Sales and purchases of less liquid securities will take longer. Due to the increase in assets, and as a result of the relatively limited availability of infrastructure assets through private transactions (“Private Infrastructure Opportunities”), the Combined Fund will have a lower percentage of its total assets invested in Private Infrastructure Opportunities, and a higher percentage of its assets invested in publicly listed infrastructure issuers, following the closing of the Reorganization. The Combined Fund intends to make additional investments in Private Infrastructure Opportunities in accordance with its investment strategy following the Reorganization, which could take approximately 12 to 24 months.

Based on the Acquired Fund’s holdings as of September 21, 2023, the Combined Fund expects to sell approximately 87% of the Acquired Fund’s portfolio following the closing of the Reorganization. If the Reorganization was completed on September 21, 2023, the expected cost to sell 87% of the Acquired Fund’s holdings following the closing of the Reorganization, which is estimated to equal 10% of the Combined Fund’s portfolio, would be approximately $516,000 (or 0.09% of the estimated NAV of the Combined Fund as of September 21, 2023) or $0.015 per share of the Combined Fund. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization, these will be borne by the Acquired Fund with respect to the portfolio transitioning conducted before the Reorganization and borne by the Combined Fund with respect to the portfolio transitioning conducted after the Reorganization.

The portfolio transitioning pre- and post-Reorganization may result in capital gains or losses, which may have federal income tax consequences for shareholders of the Acquired Fund and the Combined Fund. The pre-Reorganization transactions noted above are anticipated to result in net capital gains of $78,592, or $0.009 per share as of September 21, 2023. However, it is anticipated that the Acquired Fund’s capital loss carryforwards would offset projected realized gains. Prior to the closing date of the Reorganization, the Acquired Fund will be required to declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, all of its net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through the Closing Date. Such a distribution may be taxable to the Acquired Fund shareholders for US federal income tax purposes depending on each shareholder’s individual tax situation, which cannot be determined by abrdn Inc. or First Trust. The actual tax consequences as a result of the sale of securities in advance of the Reorganization are dependent on the portfolio composition of the Acquired Fund at the time such sales are made and market conditions.

In addition, following the Reorganization, the combined portfolio may generate net capital gains or losses as a result of the portfolio realignment discussed further above. For example, if the Reorganization was completed on September 21, 2023, it is estimated that approximately $4,250,540 or $0.1473 per share, in capital losses would have resulted from portfolio transitioning in the Fund following the Reorganization.

The actual tax consequences as a result of portfolio repositioning after the closing of the Reorganization are dependent on the portfolio composition of the Acquired Fund at the time of closing and market conditions. Any net capital gain resulting from the realignment coupled with the results of the Acquiring Fund’s normal operations during the tax year following the close of the Reorganization would be distributed to the shareholder base of the Combined Fund post-Reorganization in connection with the annual distribution requirements under US federal tax laws. In addition, the Acquiring Fund is covered by an exemptive order received by the Acquiring Fund’s investment adviser from the SEC. The exemptive relief allows the Acquiring Fund to distribute long-term capital gains as frequently as monthly in any one taxable year. It is possible that gains generated post-Reorganization may be used to supplement the monthly distribution payable to the Combined Fund’s shareholders.

The Acquired Fund’s investment objective is to seek to provide a high level of current return consisting of dividends, interest, and other similar income while attempting to preserve capital, whereas the Acquiring Fund’s principal investment objective is to seek to provide a high level of total return with an emphasis on current income.

Each Fund has a similar principal investment strategy to invest in infrastructure related issuers, with some substantial differences described in this Proxy Statement/Prospectus. Both Funds have policies to, under normal circumstances, invest 80% of net assets plus the amount of any borrowings for investment purposes in US and non-US infrastructure-related issuers. Specifically, under normal market conditions, at least 80% of the Acquired Fund’s Total Assets are intended to be invested in securities and instruments of “Infrastructure Issuers,” defined as US and non-US issuers that have as their primary focus (in terms of income and/or assets) the management, ownership and/or operation of infrastructure and utilities assets in a select group of countries, that are expected to provide dividends, interest and other similar income. The Acquiring Fund will invest, under normal circumstances, at least 80% of the Acquiring Fund’s net assets (plus the amount of any borrowings for investment purposes) in US and non-US infrastructure-related issuers. The Acquiring Fund considers an issuer to be infrastructure-related if (i) at least 50% of the issuer’s assets consist of infrastructure assets or (ii) at least 50% of the issuer’s gross income or net profits are attributable to or derived, directly or indirectly, from the ownership, management, construction, development, operation, utilization or financing of infrastructure assets.

Both Funds invest in issuers located outside of the United States. The Acquired Fund seeks to invest more than 40% of its Total Assets in securities and instruments of non-U.S. Infrastructure Issuers located in Australia, New Zealand, Canada, the United Kingdom, certain European Union member countries, Switzerland, Japan, Hong Kong and Singapore, and no more than 60% of the Acquired Fund’s Total Assets may be invested in securities and instruments of U.S. Infrastructure Issuers at any time. Under normal circumstances, the Acquiring Fund will invest in issuers from at least three different countries and will invest significantly (at least 40% of its total assets – unless market conditions are not deemed favorable by the Adviser, in which case the Acquiring Fund would invest at least 30% of its total assets) in non-US issuers.

In addition, both Funds invest in listed equity securities, with the Core Component of the Acquired Fund primarily investing in listed securities and instruments of Infrastructure Issuers, and the Acquiring Fund, under normal circumstances, investing at least 60%, and generally expects to invest approximately 75%, of its total assets in listed equity securities of infrastructure-related issuers. The Acquired Fund may invest up to 25% of the Core Component in unlisted securities and instruments of Infrastructure Issuers. The Acquiring Fund may invest up to 25% of its total assets, measured at the time of investment, in infrastructure assets through private transactions.

The Acquiring Fund has a term whereas the Acquired Fund does not. The Acquiring Fund’s Declaration of Trust provides that the Acquiring Fund will have a limited period of existence and will dissolve as of the close of business fifteen (15) years from the effective date of the initial registration statement of the Acquiring Fund (i.e., July 28, 2035) (and such date, including any extension, the “Termination Date”); provided, that the Board of Trustees may vote to extend the Termination Date (1) for one period that may in no event exceed one year following the Termination Date, and (2) for one additional period that may in no event exceed six months, in each case without a vote of the Acquiring Fund’s shareholders. On or before the Termination Date, the Acquiring Fund will cease its investment operations, retire or redeem its leverage facilities, if any, liquidate its investment portfolio (to the extent possible) and distribute all of its liquidated net assets to common shareholders of record in one or more distributions on or after the Termination Date. Notwithstanding the foregoing, if the Board of Trustees determines to cause the Acquiring Fund to conduct an Eligible Tender Offer (as defined below) and the Eligible Tender Offer is completed, the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, eliminate the Termination Date and provide for the Acquiring Fund’s perpetual existence, subject to certain terms and conditions described below.

The Acquired Fund currently uses leverage whereas the Acquiring Fund currently does not but may do so in the future. The Funds’ strategies relating to their use of leverage, if any, may not be successful, and the Funds’ use of leverage will cause the Funds’ NAV to be more volatile than it would otherwise be. There can be no guarantee that the Combined Fund will leverage its assets or, to the extent the Combined Fund utilizes leverage, what percentage of its assets such leverage will represent. Depending on market conditions, the Acquiring Fund’s portfolio management team may choose not to use any leverage. Although the use of leverage by a Fund may create an opportunity for increased after-tax total return for the common shares, it also increases market exposure, results in additional risks and can magnify the effect of any losses.

It is expected that shareholders of the Acquired Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares in the Acquired Fund for shares of the Acquiring Fund pursuant to the Reorganization Agreement (except with respect to cash received in lieu of fractional shares of the Acquiring Fund). There can be no assurance that the U.S. Internal Revenue Service (“IRS”) will deem the exchanges to be tax-free. You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax adviser about other state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only. For further information about the federal income tax consequences of the Reorganization, see “Material Federal Income Tax Consequences” below.

As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion from the Acquiring Fund’s counsel Dechert LLP (based on certain facts, assumptions and representations) to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, the transactions contemplated by the Reorganization Agreement constitute a tax-free reorganization within the meaning of section 368(a) of the Code (except with respect to cash received in lieu of fractional shares of the Acquiring Fund). Despite this opinion, there can be no assurances that the IRS will deem the exchanges to be tax-free.

The portfolio transitioning discussed above may result in capital gains or losses, which may have federal income tax consequences.

Prior to the date of the Reorganization’s closing, the Acquired Fund may declare one or more distributions to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the date of the Reorganization’s closing.

Background and Reasons for the Proposed Reorganization

On October 23, 2023, the Board of the Acquired Fund approved the Reorganization. For the reasons discussed below, the Board determined that the proposed Reorganization would be in the overall best interests of the Acquired Fund.

The Board considered the Reorganization over the course of meetings held in September and October 2023. At those meetings, First Trust discussed with the Board its reasons for proposing the Reorganization. First Trust stated that it had conducted an evaluation of strategic alternatives for the Acquired Fund in light of certain factors, including, among others, the Acquired Fund’s discount levels. First Trust reviewed its evaluation of the strategic alternatives considered for the Acquired Fund, including maintaining the status quo, liquidation, conversion to an open-end fund, reorganization with an affiliated fund and reorganization with a third-party fund, and advised that, based on its evaluation, First Trust had determined that a reorganization with a third-party fund would be in the overall best interests of the Acquired Fund. First Trust reviewed its communications with abrdn Inc. (“AI”), the investment adviser for ASGI, and its affiliate, abrdn Investments Limited (“AIL” and together with AI, “abrdn”), the investment sub-adviser for ASGI and the due diligence it had conducted on abrdn, and informed the Board that First Trust was in the process of negotiating an agreement with AI, pursuant to which AI would acquire certain assets related to First Trust’s business of providing investment management services to the Acquired Fund and certain other closed-end funds in the First Trust Fund Complex (the “Purchase Transaction”) and that the Reorganization was being proposed as part of the Purchase Transaction. In connection with the meetings at which the Reorganization was discussed, First Trust and abrdn provided the Board with a variety of materials relating to the Reorganization and the Purchase Transaction, including the rationale for and expected benefits and costs of the Reorganization, comparative information about the Funds and information about the Purchase Transaction and abrdn. Based on all the information reviewed, First Trust expressed its belief that the Reorganization was the best option for existing shareholders of the Acquired Fund and that the Board should approve and recommend that shareholders of the Acquired Fund approve the Reorganization. First Trust highlighted that the Reorganization would allow existing shareholders of the Acquired Fund to remain in a closed-end fund with a similar investment objective, noting that, compared to the Acquired Fund, the Acquiring Fund has a stronger performance track record on a NAV basis, currently trades at a similar discount, provides a lower yet still above-market distribution rate, has a lower total expense ratio and offers better overall liquidity in light of its larger size and higher average daily trade volume. In addition, at the meetings, the Board received presentations from representatives of abrdn and was able to ask questions about the Reorganization, the Purchase Transaction, abrdn and the Acquiring Fund. In connection with the meetings and prior to approving the Reorganization, the Independent Trustees of the Acquired Fund met in private sessions and reviewed the information provided and discussed the proposed Reorganization with their independent legal counsel.

Based upon all the information provided taken as a whole and the discussions at the meetings, the Board, including all of the Independent Trustees, approved the Reorganization, and determined that the Reorganization would be in the overall best interests of the Acquired Fund. Accordingly, the Board recommends that shareholders of the Acquired Fund approve the Reorganization.

In determining to approve the Reorganization and to recommend that shareholders of the Acquired Fund approve the Reorganization, the Board considered, among other things, the following factors:

•	Compatibility of Investment Objectives and Policies; Closed-End Fund Structure and Term Structure. The Board noted that the Funds have similar investment objectives, with the Acquired Fund seeking to provide a high level of current return consisting of dividends, interest, and other similar income while attempting to preserve capital and the Acquiring Fund seeking to provide a high level of total return with an emphasis on current income. The Board considered similarities and differences between the Funds’ investment strategies, noting that each Fund provides global exposure to income-producing infrastructure assets, while also noting, among other differences, that the Acquired Fund’s portfolio includes a core component consisting primarily of equity investments as well as a senior loan component whereas the Acquiring Fund’s portfolio predominantly consists of equity investments, and that the Acquiring Fund is able to invest in emerging markets, industrial assets and private infrastructure assets. The Board also noted that, unlike the Acquired Fund, the Acquiring Fund operates as a non-diversified fund under the 1940 Act and therefore, the Acquiring Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer than the Acquired Fund. The Board considered that, unlike the Acquired Fund, the Acquiring Fund does not currently utilize leverage and does not intend to do so for the foreseeable future, and that the Acquired Fund would need to eliminate its leverage prior to the closing of the Reorganization, which would require sales of portfolio securities and related transaction costs to the Acquired Fund. The Board also considered that approximately 87% of the Acquired Fund’s remaining portfolio would be repositioned post-Reorganization, resulting in transaction costs, which would be borne by the Acquiring Fund, including shareholders of the Acquired Fund who remain in the Acquiring Fund. In addition, the Board noted that both Funds are structured as closed-end investment companies and considered the advantages of such structure, including the ability to use leverage and hold less liquid and potentially higher yielding assets. The Board also noted that, unlike the Acquired Fund, the Acquiring Fund has a limited 15-year term that continues to 2035, after which the Acquiring Fund will liquidate its portfolio and terminate (if no other action is taken as permitted under the Acquiring Fund’s organizational documents).

•	Investment Capabilities and Financial Condition of abrdn. The Board considered information provided with respect to abrdn’s investment capabilities and products, including its closed-end fund business, noting abrdn’s statements that it has managed and operated closed-end funds for nearly four decades, that its registered closed-end fund business is the third largest globally and that it continues to view closed-end funds as a core area of growth for its business. The Board also considered information regarding abrdn’s financial strength and resources and the services it provides to the Acquiring Fund, noting abrdn’s representation that abrdn continues to review and provide the required resources to ensure high quality and professional management services to the Acquiring Fund. In addition, the Board considered other information regarding abrdn’s investment platform, including abrdn’s administration and investor support services, abrdn’s valuation process and abrdn’s risk management infrastructure. The Board also considered the presentations from representatives of abrdn at the meetings in September and October 2023. In evaluating the capabilities and resources of abrdn and the rationale for the Reorganization, the Board also considered First Trust’s assessment of abrdn. The Board noted that the reorganizations of three other closed-end funds in the First Trust Fund Complex into closed-end funds managed by abrdn are also contemplated by the Purchase Transaction.

•	Portfolio Management. The Board noted that, like the Acquired Fund, the Acquiring Fund employs an adviser/sub-adviser management structure, although the Acquired Fund’s sub-adviser is not affiliated with its adviser whereas the Acquiring Fund’s adviser and sub-adviser are affiliated. The Board considered the background and experience of the persons responsible for the management of the Acquiring Fund’s portfolio, including their tenure at abrdn and their experience managing closed-end funds, as well as information regarding investment support resources at abrdn that are utilized by the portfolio management team.

•	The Acquiring Fund Board Governance. The Board considered information provided by abrdn regarding the governance structure of the Acquiring Fund’s Board, the compliance and risk program and the service providers rendering core services to the Acquiring Fund.

•	Valuation of Portfolio Investments. The Board noted the information provided by abrdn regarding the valuation procedures used to value the Acquiring Fund’s investments and considered the uncertain impact on the value of an Acquired Fund shareholder’s investment immediately after the Reorganization as a result of differences in the Funds’ valuation procedures.

•	Comparison of Fees and Expense Ratios; Expense Savings. The Board considered comparative expense information for the Funds, including comparisons between the current advisory fee rates and total expense ratios for the Funds and the estimated pro forma advisory fee rate and total expense ratio of the combined fund. The Board noted that the Acquiring Fund’s stated advisory fee rate of 1.35% of managed assets is higher than the Acquired Fund’s stated advisory fee rate of 1.00% of managed assets and that it would not change as a result of the Reorganization. The Board considered that AI has contractually agreed to limit the Acquiring Fund’s total ordinary operating expenses (excluding any leverage expenses, interest, taxes, brokerage fees and non-routine expenses) to 1.65% of net assets and, in connection with the Reorganization, has proposed to extend this contractual expense limitation for 12 months from the closing of the Reorganization or to June 30, 2025, whichever is later. The Board considered that the estimated pro forma total expense ratio of the Acquiring Fund post-Reorganization of 1.61% of net assets was lower than the total expense ratio of the Acquired Fund as of the end of its most recent semi-annual fiscal period of 1.73% of net assets (excluding leverage costs) and 3.80% of net assets (including leverage costs) and that shareholders of the Acquired Fund were expected to benefit from significant cost savings as a result of the Reorganization. The Board noted that the estimated pro forma total expense ratio for the Acquiring Fund post-Reorganization was below the contractual expense limitation and assumes that the Acquiring Fund does not employ leverage. The Board considered abrdn’s statement that, although the Acquiring Fund does not currently utilize leverage and does not intend to do so for the foreseeable future, the Acquiring Fund does have the ability to utilize leverage and it could be implemented in the future if the portfolio managers determine it is appropriate and constructive to shareholders based on market conditions and opportunities available in the market at that time. The Board noted that leverage costs would not be subject to the contractual expense limitation.

•	Fund Performance and Distribution Rates. The Board reviewed the performance of the Funds, noting that the Acquiring Fund had outperformed the Acquired Fund on a NAV basis for the one- and three-year periods ended September 30, 2023. In reviewing the Funds’ performance, the Board took into account the different investment strategies of the Funds. The Board also received information comparing the Funds’ distribution rates and noted that although the Acquiring Fund’s distribution rate on NAV of 6.87% as of the end of its most recent semi-annual fiscal period is lower than the Acquired Fund’s distribution rate on NAV of 8.94% as of the end of its most recent semi-annual fiscal period, distributions paid by the Acquiring Fund and the Acquired Fund over the past two fiscal years have been comprised of 0% and 26% return of capital, respectively, and the Acquiring Fund’s distribution rate is still above market.

•	Anticipated Tax-Free Reorganization; Other Tax Impact. The Board noted First Trust’s representation that the Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes and that each Fund will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Board noted information indicating that the Acquired Fund’s capital loss carryforwards would offset projected realized gains relating to pre-Reorganization portfolio sales in connection with the elimination of leverage for the Acquired Fund and that post-Reorganization sales of the Acquired Fund’s portfolio securities were expected to result in capital losses.

•	Potential for Improved Trading and Liquidity and Narrower Discounts. The Board considered the larger asset size and higher average daily trading volume of the Acquiring Fund as compared to the Acquired Fund and that shareholders of the Acquired Fund may benefit from becoming shareholders of a larger fund with higher trading volume, potentially resulting in improved liquidity and narrower bid-ask spreads. The Board noted abrdn’s expectation that a larger fund should provide improved scale and liquidity for shareholders with a larger free float and engender greater market visibility, analyst and media coverage attracting more buyers and increased trading of fund shares. The Board considered that, in general, the Acquired Fund’s shares have historically traded at a narrower discount to NAV compared to the Acquiring Fund’s shares, although the Acquiring Fund’s shares at times have traded at a narrower discount compared to the Acquired Fund’s shares and the Funds’ current discounts are similar. The Board considered abrdn’s statements that the Acquiring Fund’s discount has trended closer to the Acquired Fund’s recently and that this is likely related to the Acquiring Fund’s recent reorganization with Macquarie Global Infrastructure Total Return Fund, which increased the Acquiring Fund’s size from approximately $205 million to approximately $523 million, improving liquidity and market visibility. The Board noted abrdn’s expectation that the combination of the Funds should provide improved liquidity and tradability creating improved potential for a narrower discount and lower discount volatility over time. The Board also considered that the Acquiring Fund’s term structure would provide shareholders the opportunity to exit the Fund at NAV as of the termination date.

•	Expenses of the Reorganization. The Board noted that the direct costs of the Reorganization, including legal costs and costs associated with proxy solicitation, would be borne by First Trust and abrdn. The Board noted the transaction costs to be borne by the Acquired Fund in connection with the elimination of leverage pre-Reorganization and the transaction costs to be borne by the Acquiring Fund (including shareholders of the Acquired Fund who remain in the Acquiring Fund) as a result of portfolio repositioning post-Reorganization and considered estimates of such costs.

•	Alternatives to the Reorganization. The Board noted First Trust’s consideration of alternatives to the Reorganization, including maintaining the status quo, liquidation, conversion to an open-end fund, reorganization with an affiliated fund and reorganization with a third-party fund, and First Trust’s determination that the Reorganization was the best option for existing shareholders of the Acquired Fund.

•	Terms and Conditions of the Reorganization. The Board considered the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of the interests of existing shareholders of the Acquired Fund in light of the basis on which shares of the Acquiring Fund would be issued to shareholders of the Acquired Fund. The Board noted abrdn’s statement indicating that, although none of the reorganizations contemplated by the Purchase Transaction, including the Reorganization, is contingent upon any other reorganization, if the reorganizations are not approved, or if the other conditions in the Purchase Transaction agreement are not satisfied or waived, then the Purchase Transaction may not be completed, and the Purchase Transaction agreement and the Reorganization may be terminated.

In addition, the Board considered the Reorganization in light of the increased focus by activist investors on the First Trust Fund Complex closed-end fund suite and the significant costs that may be imposed on the Acquired Fund in connection with an activist campaign, including potential litigation costs. The Board considered that the Reorganization may have the additional benefit of reducing the likelihood of an activist campaign against the larger combined fund. The Board noted abrdn’s view that the Reorganization will help ensure the viability of the Funds for the benefit of long-term shareholders by addressing risks arising from lack of scale, primarily liquidity, marketability challenges and fund costs that lead to wider discounts over time giving investors a poorer outcome and resulting in increasing threats from activists. In evaluating the Reorganization, the Board also considered that First Trust will receive compensation from abrdn in connection with the Purchase Transaction.

Based upon on all of the foregoing considerations, the Board, in the exercise of its business judgment, approved the Reorganization, including the proposed Agreement and Plan of Reorganization and the Reorganization contemplated thereby, and determined that the Reorganization would be in the overall best interests of the Acquired Fund. No single factor was determinative in the Board’s analysis and all factors were taken as a whole. The Board, including the Independent Trustees, unanimously recommends that shareholders of the Acquired Fund approve the Reorganization.

On October 23, 2023, First Trust, abrdn Inc. and, for the purposes specified therein, abrdn plc entered into a separate agreement (the “Purchase Agreement”) pursuant to which abrdn will acquire certain assets related to First Trust’s business of providing investment management services relating to the assets of the Acquired Fund and certain other registered investment companies (the “Business”) if the Reorganization is approved, and upon satisfaction or waiver of certain other conditions. More specifically, under the Purchase Agreement, First Trust has agreed to transfer to abrdn Inc., for a cash payment at the closing of the Asset Transfer (as defined below) and subject to certain exceptions, (i) all right, title and interest of First Trust in and to the books and records relating to the Business and the Acquired Fund and (ii) all goodwill of the Business as a going concern. Such transfers hereinafter are referred to collectively as the “Asset Transfer.”

Vote Required for the Proposal

The Proposal will require the affirmative vote of a majority of the outstanding voting shares (as defined under the 1940 Act) of the Acquired Fund. The 1940 Act defines a majority of the outstanding voting shares as the lesser of either (i) at least 67% of the voting securities present at the Special Meeting, if at least 50% of such securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting shares. For additional information regarding voting requirements, see “Voting Information and Requirements.”

COMPARISON OF THE FUNDS

Investment Objectives

Both of the Funds seek to provide a high level of return.

The investment objectives of the Funds are similar. The Acquired Fund’s investment objective is to seek to provide a high level of current return consisting of dividends, interest, and other similar income while attempting to preserve capital. The Acquiring Fund’s principal investment objective is to seek to provide a high level of total return with an emphasis on current income. There can be no assurance that either Fund will achieve its investment objective.

The Acquiring Fund’s investment objective is not fundamental and may be changed without shareholder approval, while the Acquired Fund’s investment objective is fundamental and may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

Principal Investment Strategies

Each Fund has a similar principal investment strategy to invest in infrastructure related issuers. Both Funds have policies to, under normal circumstances, invest 80% of net assets plus the amount of any borrowings for investment purposes in US and non-US infrastructure-related issuers. Specifically, under normal market conditions, at least 80% of the Acquired Fund’s Total Assets are intended to be invested in securities and instruments of “Infrastructure Issuers,” defined as US and non-US issuers that have as their primary focus (in terms of income and/or assets) the management, ownership and/or operation of infrastructure and utilities assets in a select group of countries, that are expected to provide dividends, interest and other similar income. The Acquiring Fund will invest, under normal circumstances, at least 80% of the Acquiring Fund’s net assets (plus the amount of any borrowings for investment purposes) in US and non-US infrastructure-related issuers. The Acquiring Fund considers an issuer to be infrastructure-related if (i) at least 50% of the issuer’s assets consist of infrastructure assets or (ii) at least 50% of the issuer’s gross income or net profits are attributable to or derived, directly or indirectly, from the ownership, management, construction, development, operation, utilization or financing of infrastructure assets.

Both Funds invest in issuers located outside of the United States. The Acquired Fund seeks to invest more than 40% of its Total Assets in securities and instruments of non-U.S. Infrastructure Issuers located in Australia, New Zealand, Canada, the United Kingdom, certain European Union member countries, Switzerland, Japan, Hong Kong and Singapore, and no more than 60% of the Acquired Fund’s Total Assets may be invested in securities and instruments of U.S. Infrastructure Issuers at any time. Under normal circumstances, the Acquiring Fund will invest in issuers from at least three different countries and will invest significantly (at least 40% of its total assets – unless market conditions are not deemed favorable by the Adviser, in which case the Acquiring Fund would invest at least 30% of its total assets) in non-US issuers.

In addition, both Funds invest in listed equity securities, with the Core Component of the Acquired Fund primarily investing in listed securities and instruments of Infrastructure Issuers, and the Acquiring Fund, under normal circumstances, investing at least 60%, and generally expects to invest approximately 75%, of its total assets in listed equity securities of infrastructure-related issuers. The Acquired Fund may invest up to 25% of the Core Component in unlisted securities and instruments of Infrastructure Issuers. The Acquiring Fund may invest up to 25% of its total assets, measured at the time of investment, in infrastructure assets through private transactions.

The Acquired Fund currently uses leverage whereas the Acquiring Fund currently does not but may do so in the future. There can be no guarantee that the Combined Fund will leverage its assets or, to the extent the Combined Fund utilizes leverage, what percentage of its assets such leverage will represent. Please see “Leverage” below for additional information regarding the Funds’ strategies with respect to use of leverage.

The following table shows the principal investment strategies of each Fund.

Acquired Fund	Acquiring Fund

In pursuit of the Fund’s objective, the Fund seeks to manage its investments and expenses so that a significant portion of its distributions to the Fund’s common shareholders qualify as tax-advantaged dividends, subject to the continued availability of favorable tax treatment for such qualifying dividends. The Fund seeks to achieve its investment objective by investing in a portfolio of equity, debt, preferred or convertible securities and other instruments issued by U.S. and non-U.S. issuers (“Infrastructure Issuers”) that have as their primary focus (in terms of income and/or assets) the management, ownership and/or operation of infrastructure and utilities assets (“Infrastructure Assets”) in a select group of countries (as detailed below).

The Fund consists of two components: (1) the “Core Component” and (2) the “Senior Loan Component.” The Core Component consists primarily of equity securities and securities and instruments with equity characteristics, and other securities and instruments issued by Infrastructure Issuers (collectively, “Core Infrastructure Securities”). The Senior Loan Component consists of senior secured floating-rate U.S. dollar-denominated loans of Infrastructure Issuers (“Infrastructure Senior Loans”) from the funds raised through the Fund’s use of leverage.

As used herein, “Total Assets” generally means the average daily gross asset value of the Fund (including assets attributable to the proceeds of the Fund’s preferred shares of beneficial interest (“Preferred Shares”), if any, and the principal amount of any borrowings) minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares). For the purposes of determining Total Assets, the liquidation preference of the Preferred Shares is not treated as a liability.

In pursuit of its investment objective, under normal market conditions:

•       The Fund seeks to invest more than 40% of its Total Assets in securities and instruments of non-U.S. Infrastructure Issuers located in Australia, New Zealand, Canada, the United Kingdom, certain European Union member countries, Switzerland, Japan, Hong Kong and Singapore.

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of income-producing public and private infrastructure equity investments around the world.

Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) will be invested in US and non-US infrastructure-related issuers. The Fund considers an issuer to be infrastructure-related if (i) at least 50% of the issuer’s assets consist of infrastructure assets or (ii) at least 50% of the issuer’s gross income or net profits are attributable to or derived, directly or indirectly, from the ownership, management, construction, development, operation, utilization or financing of infrastructure assets. Infrastructure assets are the physical structures and networks that provide necessary services to society. Examples of infrastructure assets include, but are not limited to, transportation assets (e.g., toll roads, bridges, tunnels, parking facilities, railroads, rapid transit links, airports, refueling facilities and seaports), utility assets (e.g., electric transmission and distribution lines, power generation facilities, gas and water distribution facilities and sewage treatment plants), communications assets (e.g., wireless telecommunication services, cable and satellite networks, broadcast and wireless towers), energy infrastructure assets (e.g., pipelines) and social assets (e.g., courthouses, hospitals, schools, correctional facilities, stadiums and subsidized housing).

The Fund may invest in issuers located anywhere in the world, including issuers located in emerging markets. Under normal circumstances, the Fund will invest in issuers from at least three different countries and will invest significantly (at least 40% of its total assets – unless market conditions are not deemed favorable by the Advisers, in which case the Fund would invest at least 30% of its total assets) in non-US issuers. A company is considered a non-US issuer if Fund management determines that the company meets one or more of the following criteria:

•       the company is organized under the laws of or has its principal place of business in a country outside the US;

•       the company has its principal securities trading market in a country outside the US; and/or

•       the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in a country outside the US.

Acquired Fund	Acquiring Fund

•       No more than 60% of the Fund’s Total Assets may be invested in securities and instruments of U.S. Infrastructure Issuers at any time.

•       No more than 7% of the Fund’s Total Assets may be invested in the securities and instruments of any single Infrastructure Issuer at any time.

•       At least 80% of the Fund’s Total Assets are intended to be invested in securities and instruments of Infrastructure Issuers that are expected to provide dividends, interest and other similar income. This investment policy cannot be changed unless the shareholders of the Fund receive at least 60 days’ prior notice of any such change.

•       No more than 30% of the Fund’s Total Assets may be invested in the securities and instruments of non-U.S. Infrastructure Issuers located in any one country at any time.

•       Up to 100% of the Fund’s Total Assets may be comprised of securities and instruments of Infrastructure Issuers that manage, own and/or operate Infrastructure Assets.

•       The Fund may invest up to 15% of its Total Assets in infrastructure securities in countries which are not members of the Organization for Economic Corporation and Development (OECD).

•       As to the Core Component:

○     The Fund primarily invests in listed securities and instruments of Infrastructure Issuers, however the Fund may invest up to 25% of the Core Component in unlisted securities and instruments of Infrastructure Issuers.

○     The Fund invests more than 50% of the Core Component (and may invest up to 100%) in securities and instruments of non-U.S. Infrastructure Issuers.

○     Within the Core Component, no more than 45% of the Core Infrastructure Securities may, at any time, consist of securities and instruments of U.S. Infrastructure Issuers.

•       As to the Senior Loan Component:

○     At least 80%, and up to 100%, of the Senior Loan Component consists of Infrastructure Senior Loans that are rated non-investment grade.

It is currently anticipated that, under normal circumstances, the Fund’s investments in emerging market issuers will not exceed 30% of the Fund’s total assets. At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund may invest in securities denominated in US dollars and currencies of foreign countries.

The Fund’s investment portfolio generally will be comprised of the following:

•       Public Infrastructure Investments. The Fund will, under normal circumstances, invest at least 60%, and generally expects to invest approximately 75%, of its total assets in listed equity securities of infrastructure-related issuers. Equity securities in which the Fund intends to invest include primarily common stocks, preferred stocks and depositary receipts. The Fund may invest in securities of any market capitalization. During the period of initial investment in Private Infrastructure Opportunities (defined below), and as the Fund approaches the end of its 15-year term, the Fund may refrain from making new investments in Private Infrastructure Opportunities, if necessary, for liquidity purposes, and invest up to 100% of its total assets in public infrastructure investments.

•       Private/Direct Infrastructure Investments. Under normal circumstances, the Fund will invest at least 10%, and currently intends to generally invest closer to 25%, of its total assets, measured at the time of investment, in infrastructure assets through private transactions (“Private Infrastructure Opportunities”). A “private transaction” means an investment in infrastructure assets through the purchase of securities in a transaction that is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Private Infrastructure Opportunities include investments in: (i) sponsor vehicles created for the purpose of investing in private infrastructure companies or assets, as described below; (ii) equity or credit interests in private infrastructure operating companies; and (iii) to a lesser extent, private equity funds that invest in infrastructure assets. Private Infrastructure Opportunities may include investments alongside other funds or accounts advised by the Advisers or their affiliates in certain infrastructure assets (“Co-Investment Opportunities”) or on a stand-alone basis alongside other investors (“Stand-Alone Opportunities”). Unless and until the Fund receives an exemptive order from the SEC to co-invest in negotiated Co-Investment Opportunities (which cannot be assured), the Fund will only invest in Co-Investment Opportunities where the transaction is permitted under existing regulatory guidance, such as transactions in which price is the only negotiated term. Certain Co-Investment Opportunities and Standalone Opportunities may be issued by sponsor vehicles structured, for administrative and/or tax purposes, as funds that would be investment companies but for the provisions of Section 3(c)(1) or 3(c)(7) of the 1940 Act (“sponsor vehicles”). Such sponsor vehicles do not generally have the same characteristics as funds relying on Section 3(c)(1) or 3(c)(7) that are commonly known as “private equity funds”. The Fund will not invest in funds commonly known as “private equity funds”. The Fund will invest no more than 15% of its net assets, measured at the time of investment, in all sponsor vehicles and no more than 3% of its net assets, measured at the time of investment, in a single sponsor vehicle. In addition, at all times, the Fund will own only a minority ownership interest (i.e., less than 50%) in any sponsor vehicle in which it invests.

Acquired Fund	Acquiring Fund

•       The Fund through the issuance of preferred shares, commercial paper or notes and/or borrowings utilizes leverage up to a maximum of 30% of the Fund’s total assets, immediately after such issuance and/or borrowing.

•       The Fund is authorized to enter into forward currency contracts or currency futures contracts to selectively hedge certain currencies for defensive purposes.

To the extent the Fund enters into derivatives transactions, it will do so pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

The Fund utilizes leverage through the issuance of instruments (each a “Leverage Instrument” and collectively, the “Leverage Instruments”) in an aggregate amount up to 30% of the Fund’s Total Assets immediately after such issuance and/or borrowing. The Fund expects to invest the proceeds derived from any Leverage Instrument offering in Infrastructure Senior Loans or other debt securities consistent with the Fund’s investment objective and policies. Such Infrastructure Senior Loans or other debt securities are anticipated to largely match the interest rate of the Fund’s then outstanding leverage. The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans.

The Fund may have a lower percentage of its total assets invested in Private Infrastructure Opportunities and a higher percentage of its assets invested in publicly listed infrastructure issuers during certain periods in the life-cycle of the Fund, such as during the periods of initial investment in Private Infrastructure Opportunities and as the Fund approaches the end of its 15-year term. In addition, as the Fund disposes of individual Private Infrastructure Opportunities, the Fund will look to redeploy its capital into new Private Infrastructure Opportunities, which may be scarce. As the Fund approaches the end of its 15-year term, the Fund may refrain from making new investments in Private Infrastructure Opportunities, if necessary, for liquidity purposes, and increase its allocation to listed infrastructure investments. During such periods, the Fund may have a lower percentage of its total assets invested in Private Infrastructure Opportunities and may invest up to 100% in public infrastructure investments.

In addition, the Fund may use derivative instruments from time to time, primarily to hedge currency exposure, although it is not required to do so. To the extent the Fund invests in derivative instruments that provide economic exposure to infrastructure-related issuers, such investments will be counted for purposes of the Fund’s 80% investment policy. The Fund will value derivatives based on market value or fair value for purposes of its 80% investment policy.

Acquired Fund	Acquiring Fund

The Fund may deviate from its investment guidelines from time to time as deemed appropriate under prevailing economic and market conditions to achieve its investment objective over the long-term. If any allocation of assets exceeds the applicable investment guideline, the Fund will seek to reduce the allocation as soon as practicable based on the liquidity of its assets and other market factors. The Fund may invest its assets temporarily in other investments and securities of various types pending investment or reinvestment in securities and instruments of Infrastructure Issuers. Pending investment or reinvestment, such temporary investments and securities will not be taken into account for purposes of the Fund’s allocation guidelines. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective.

In selecting public infrastructure investments, the Advisers seek to invest in quality companies and are an active, engaged owner. The Advisers evaluate a company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material environmental, social and governance (“ESG”) factors impacting a company. The Advisers seek to understand what is changing in companies, industries and markets but is not being priced into the market or is being mispriced. Through fundamental research, supported by a global research presence, the Advisers seek to identify companies whose quality is not yet fully recognized by the market. As active equity investors, the Advisers use deep fundamental research and a disciplined investment process to pursue the Fund’s investment objective.

With respect to the Fund’s private/direct infrastructure investments, the Advisers’ process combines the team’s expertise in sourcing, diligencing and monitoring Private Infrastructure Opportunities developed over the past decade. The Advisers maintain a database of hundreds of industry contacts and tracks a vast number of investment opportunities on an ongoing basis. The Advisers use this informational advantage, combined with first hand research, a disciplined due diligence process and its experience and understanding of the infrastructure sector and the related risks, in order to select Private Infrastructure Opportunities that the team believes will help it achieve the Fund’s investment objective. The Advisers pursue Private Infrastructure Opportunities as a means of dynamically allocating capital and taking advantage of specific market opportunities. The Advisers believe that these opportunities can generate incremental returns depending on the timing and quality of available opportunities.

The Fund may invest up to 20% of its net assets in securities issued by companies that are not infrastructure companies. The Fund may also invest in debt securities, including short-term debt obligations, cash or cash equivalents.

The Fund intends to achieve the income component of its investment objective by investing in dividend-paying listed equity securities and Private Infrastructure Opportunities. The Fund’s income distributions are supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a nontaxable return of capital.

Unless otherwise stated, the Fund’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The Fund’s policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in US and non-US infrastructure-related issuers may be changed by the Board without shareholder approval; however, if this policy changes, the Fund will provide shareholders at least 60 days’ written notice before implementation of the change in compliance with SEC rules. Unless otherwise stated, these investment restrictions apply at the time of purchase; the Fund will not be required to reduce a position due solely to market price fluctuations.

Acquired Fund	Acquiring Fund

During the period in which the Fund was investing the net proceeds of its initial offering, the Fund was permitted to deviate from its investment policies by investing the net proceeds in money market mutual funds; cash; cash equivalents; securities issued or guaranteed by the US government or its instrumentalities or agencies; high quality, short-term money market instruments; short-term debt securities; certificates of deposit; bankers’ acceptances and other bank obligations; commercial paper or other liquid debt securities. Under adverse market or economic conditions, the Fund may invest up to 100% of its total assets in these securities on a temporary basis. In addition, immediately leading up to the date of the Fund’s dissolution (see “Term” below), in connection with an Eligible Tender Offer (as defined below), the Fund may invest a significant portion of its assets in these securities on a temporary basis. To the extent the Fund invests in these securities, the Fund may not achieve its investment objective.

Distribution Information

The Acquired Fund currently pays a quarterly distribution of $0.20 per share; based on the market price and NAV as of September 29, 2023, the Acquired Fund’s annualized distribution rate is 11.53% and 9.82%, respectively. The Acquiring Fund currently pays a monthly distribution of $0.12 per share; based on the market price and NAV as of September 29, 2023, the Acquiring Fund’s annualized distribution rate is 8.90% and 7.50%, respectively. The Combined Fund expects to pay a monthly distribution of $0.12 per share and would have the same distribution yield as the Acquiring Fund. In addition, the Acquiring Fund is covered by an exemptive order received by the Acquiring Fund’s investment adviser from the SEC. The exemptive relief allows the Acquiring Fund to distribute long-term capital gains as frequently as monthly in any one taxable year. It is possible that gains generated post-Reorganization may be used to supplement the monthly distribution payable to the Combined Fund’s shareholders.

The Combined Fund intends to make its first distribution to shareholders in the month immediately following the Reorganization. In addition, the Combined Fund expects to follow the same frequency of payments as the Acquiring Fund and to make monthly distributions to shareholders.

Please see “Description of Common Shares to be Issued by the Acquiring Fund; Comparison to the Acquired Fund” below for additional information.

Leverage

The Acquired Fund currently uses leverage in the form of bank borrowings whereas the Acquiring Fund currently does not but may do so in the future. The Funds’ strategies relating to their use of leverage, if any, may not be successful, and the Funds’ use of leverage will cause the Funds’ NAV to be more volatile than it would otherwise be. There can be no guarantee that the Combined Fund will leverage its assets or, to the extent the Combined Fund utilizes leverage, what percentage of its assets such leverage will represent. Depending on market conditions, the Acquiring Fund’s portfolio management team may choose not to use any leverage. Although the use of leverage by a Fund may create an opportunity for increased after-tax total return for the common shares, it also increases market exposure, results in additional risks and can magnify the effect of any losses.

The Acquired Fund is required to pay back its outstanding bank borrowings in connection with the closing of the Reorganization. It is anticipated that approximately 28% of the Acquired Fund’s holdings will be sold by the Acquired Fund before the closing of the Reorganization in order to pay back its outstanding leverage. This portfolio transition may take a significant amount of time and result in the Acquired Fund holding large amounts of uninvested cash prior to the Closing Date, and there may be times when the Acquired Fund is not fully invested in accordance with its investment objective and strategies during this transition period, which may cause the Acquired Fund to forgo any appreciation in value of portfolio investments, if any. This may impact the Acquired Fund’s performance. As of September 21, 2023 the expected costs to de-lever the portfolio would be approximately $164,300 (or 0.23% of the Acquired Fund’s NAV as of September 21, 2023) or $0.019 per share. To the extent the Acquired Fund has holdings in France, Spain and/or Italy, such countries may impose an additional foreign transfer tax on the transfer of such securities to the Acquiring Fund. These taxes are in addition to the transaction costs disclosed above and would be borne by the Combined Fund. The foregoing estimates are subject to change depending on the composition of Acquired Fund’s portfolio and market circumstances at the time any sales are made.

The portfolio de-levering discussed above may result in capital gains or losses, which may have federal income tax consequences. The pre-Reorganization portfolio transitioning noted above is anticipated to result in net capital gains of $78,592, or $0.009 per share based on Acquired Fund holdings as of September 21, 2023. However, it is anticipated that the Acquired Fund’s capital loss carryforwards would offset projected realized gains. The actual tax consequences as a result of portfolio repositioning are dependent on the portfolio composition of the Acquired Fund at the time and market conditions.

Portfolio Transitioning

Following the Reorganization, the Combined Fund expects to realign its portfolio in a manner consistent with its investment strategies and policies, which will be the same as the Acquiring Fund’s strategies and policies. The Combined Fund may not be invested consistent with its investment strategies or aIL’s investment approach while such realignment occurs. The realignment is anticipated to take approximately two weeks following the closing of the Reorganization, based on current market conditions and assuming that the Acquired Fund’s holdings are the same as of September 21, 2023. Sales and purchases of less liquid securities could take longer. Based on the Acquired Fund’s holdings as of September 21, 2023, the Combined Fund expects to sell approximately 87% of the Acquired Fund’s portfolio following the closing of the Reorganization. If the Reorganization was completed on September 21, 2023, the expected cost to sell 87% of the Acquired Fund’s holdings following the closing of the Reorganization, which is estimated to equal 10% of the Combined Fund’s portfolio, would be approximately $516,000 (or 0.09% of the estimated NAV of the Combined Fund as of September 21, 2023) or $0.015 per share of the Combined Fund. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization, these will be borne by the Acquired Fund with respect to the portfolio transitioning conducted before the Reorganization and borne by the Combined Fund with respect to the portfolio transitioning conducted after the Reorganization. The portfolio transitioning pre- and post-Reorganization may result in capital gains or losses, which may have federal income tax consequences for shareholders of the Acquired Fund and the Combined Fund.

As of October 3, 2023, the Acquired Fund had aggregate leverage from borrowings, which represented a percentage of its total assets of 29.05%. The Acquiring Fund had no leverage.

Fees and Expenses

Below is a comparison of the fees and expenses of the Funds before and after the Reorganization based on the expenses for the six-month period ended May 31, 2023 for the Acquired Fund, and the fiscal year ended September 30, 2023, for the Acquiring Fund. The pro forma information for the Combined Fund is as of September 30, 2023. Pro forma combined fees and expenses are estimated in good faith and are hypothetical.

It is important to note that following the Reorganization, shareholders of the Acquired Fund would be subject to the actual fees and expenses of the Acquiring Fund, which may not be the same as the pro forma combined fees and expenses. Future fees and expenses may be greater or lesser than those indicated below.

	Acquired Fund	Acquiring Fund	Pro Forma Combined Fund
Common Shareholder Transaction Expenses
Sales Load (as a percentage of the offering price)(1)	None	None	None
Offering expenses (as a percentage of offering price)(1)	None	None	None
Dividend reinvestment and optional cash purchase plan fees (per share for open-market purchases of common shares)
Fee for Open Market Purchases of Common Shares	None	$0.02 (per share)(2)	$0.02 (per share)(2)
Fee for Optional Shares Purchases	None	$5.00 (max)(2)	$5.00 (max)(2)
Sales of Shares Held in a Dividend Reinvestment Account	None	$0.12 (per share) and $25.00 (max)(2)	$0.12 (per share) and $25.00 (max)(2)

Annual expenses (as a percentage of net assets attributable to Common Shares)
Advisory fee(3)	1.34%	1.35%	1.35%
Interest expense(4)	2.07%	None	None
Other expenses	0.39%	0.52%(7)	0.43%(7)
Acquired Fund Fees and Expenses(5)	None	0.02%	0.02%
Total annual expenses	3.80%	1.89%	1.80%(6)
Less: expense reimbursement(6)	N/A	0.02%	0.00%
Total annual expenses after expense reimbursement	3.80%	1.87%	1.80%

(1)

No sales load will be charged in connection with the issuance of Acquiring Fund common shares as part of the Reorganization. Common shares are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.

(2)

Shareholders who participate in the Acquiring Fund’s Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”) may be subject to fees on certain transactions. Fees for Computershare Trust Company N.A. (the “Plan Agent”) for the handling of the reinvestment of dividends will be paid by the Acquiring Fund; however, participating shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant, which will be deducted from the value of the dividend. For optional share purchases, shareholders will also be charged a $2.50 fee for automatic debits from a checking/savings account, a $5.00 one-time fee for online bank debit and/or $5.00 for check. Shareholders will be subject to $0.12 per share fee and either a $10.00 fee (for batch orders) or $25.00 fee (for market orders) for sales of shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

(3)

The contractual advisory fee of the Acquired Fund is 0.40% of the Acquired Fund’s Total Assets (as defined below) up to and including $250 million, and 0.35% of the Acquired Fund’s Total Assets over $250 million. Total Assets, for the purpose of this calculation, generally means the average daily gross asset value of the Acquired Fund (including assets attributable to the Acquired Fund’s preferred shares, if any, and the principal amount of borrowings), minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Acquired Fund and the liquidation preference of any outstanding preferred shares). In addition to the contractual advisory fee, the Acquired Fund pays contractual sub-advisory fees to its sub-advisor, DIFA. The Acquired Fund’s Core Component, which consists primarily of equity securities and equity-like securities issued by infrastructure issuers, is managed by the Global Listed Infrastructure team and, for its portfolio management services, DIFA is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Acquired Fund’s Total Assets. If the Acquired Fund’s Total Assets are greater than $250 million, DIFA receives an annual portfolio management fee of 0.65% for that portion of the Acquired Fund’s Total Assets over $250 million. The Acquired Fund’s Senior Loan Component is managed by the Macquarie High Yield Fixed Income team and, for its portfolio management services, DIFA is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Acquired Fund’s Total Assets.

The contractual advisory fee of the Acquiring Fund and the Combined Fund is 1.35% of the Fund’s average daily Managed Assets. “Managed Assets” is defined as total assets of the Fund, including assets attributable to any form of leverage, minus liabilities (other than debt representing leverage and the aggregate liquidation preference of any preferred stock that may be outstanding).

The advisory fee percentage calculation assumes the use of leverage by each Fund as discussed in note (4) below.

(4)

For the Acquired Fund, the information in the table is based on total borrowings of $27,550,000 for the Acquired Fund (the balance outstanding under the Acquired Fund’s credit facility as of May 31, 2023, representing approximately 26.47% of the Acquired Fund’s Total Assets) and a weighted average interest rate during the fiscal period ended May 31, 2023 of 5.51%.

For the Acquiring Fund, the information in the table is based on total borrowings of $0 for the Acquiring Fund.

For the Combined Fund, the information in the table is based on estimated total borrowings of $0 for the Combined Fund (the same amount of borrowing as the Acquiring Fund for the fiscal year ended September 30, 2023).

There can be no assurances that the Acquired Fund will be able to maintain its current level of borrowing, that the terms under which the Acquired Fund borrows will not change, or that the Acquired Fund’s use of leverage will be profitable.

(5)	AFFE are indirect costs incurred by the Acquiring Fund as a result of investment in one or more unregistered funds. Acquired fund fees and expenses are borne indirectly by the Acquiring Fund, but they are not reflected in the Acquiring Fund’s financial statements; and the information presented in the table will differ from that presented in the Acquiring Fund’s financial highlights.

(6)	abrdn Inc., the investment adviser of the Acquiring Fund, has contractually agreed to limit the total ordinary operating expenses of the Combined Fund following the consummation of the Reorganization (excluding leverage costs, interest, taxes, brokerage commissions, acquired fund fees and expenses and any non-routine expenses) from exceeding 1.65% of the average daily net assets of the Combined Fund on an annualized basis for twelve months following the closing of the Reorganization or June 30, 2025, whichever is later. The Acquiring Fund or Combined Fund, as applicable, may repay any such reimbursement from abrdn Inc. within three years of the reimbursement, provided that the following requirements are met: the reimbursements do not cause the Acquiring Fund or Combined Fund, as applicable, to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by abrdn Inc. This contractual limitation may not be terminated before twelve months following the closing of the Reorganization, or June 30, 2025, whichever is later, without the approval of the Combined Fund’s trustees who are not “interested persons” of the Combined Fund (as defined in the 1940 Act).

(7)	The Acquiring Fund holds certain portfolio company investments through abrdn Global Infrastructure Income Fund BL, LLC (the “Subsidiary”). Such Subsidiary may be subject to U.S. federal and state corporate-level income taxes. The Acquiring Fund recorded a deferred tax liability primarily associated with its subsidiary’s investments in partnerships for fiscal years ended September 30, 2023 and September 30, 2022. Deferred tax assets and liabilities are recorded for losses or income at the Subsidiary using statutory tax rates. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

Expense Example

The following example illustrates the expenses that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The example set forth below assumes shares of each Fund were owned as of the completion of the Reorganization and uses a 5% annual rate of return as mandated by SEC regulations.*

	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$38	$116	$196	$404
Acquiring Fund	$19	$59	$102	$221
Pro Forma Combined Fund	$18	$57	$97	$212

* The example should not be considered a representation of future expenses or rate of return and actual Combined Fund expenses may be greater or less than those shown. The example assumes that (i) all dividends and other distributions are reinvested at NAV; (ii) the percentage amounts listed under “Total annual expenses” above remain the same in the years shown; and (iii) the expense reimbursement agreement for the Combined Fund limiting the total ordinary expenses of the Combined Fund following the consummation of the Reorganization (excluding leverage costs, interest, taxes, brokerage commissions, acquired fund fees and expenses and any non-routine expenses) from exceeding 1.65% of the average daily net assets of the Combined Fund on an annualized basis for twelve months following the closing of the Reorganization or June 30, 2025, whichever is later, as described in note (6) above.

Principal Risks

The principal risks of the Funds are similar, but include some substantial differences. Although the Funds are subject to similar risks in connection with their investment objectives, their risks materially differ in certain ways on account of distinct investment objectives and strategies. The Acquiring Fund is subject to certain risks specific to its holdings in emerging markets securities, derivatives and private placements as well as risks in connection with its limited term and “non-diversified” status, and the Acquired Fund is subject to risks specific to its senior loan holdings and investments in below-investment grade securities. Therefore, in the chart below and principal risks that follow, you will notice that the Acquired Fund is subject to certain risks associated with investing in debt securities to which the Acquiring Fund is not subject and that the Acquiring Fund is subject to certain risks stemming from its potential exposure to emerging markets, private placements and various derivative instruments to which the Acquired Fund is not subject. The Acquired Fund and the Acquiring Fund may share similar risks but describe them differently or under a different risk heading. A chart showing the risks applicable to each Fund based on section headings is included directly below. Because the chart categorizes risk heading titles only, it is possible that the descriptions of the risks could encompass broader concepts for one Fund compared to the other or include multiple associated risks under a single heading. Therefore, the descriptions of the risks associated with each heading for each Fund is included below the chart to provide more descriptive information of each risk.

Principal Risks	Acquired Fund	Acquiring Fund
Anti-takeover provisions risk		X
Asset allocation risk		X
Canada risk	X
Capital markets risk		X
Communications sector risk		X
COVID-19 risk		X
Credit agency risk	X
Credit and below-investment grade securities risk	X
Customer risk		X
Cyber security risk; Terrorism and cybersecurity risk	X	X
Debt securities risk		X
Derivatives risk		X
Developing industries risk		X
Dividend strategy risk		X
Emerging market securities risk		X
Energy infrastructure sector risk		X
Environmental risk		X
Equity securities risk	X	X
Europe related risk		X
Financing risk		X
Foreign currency exposure risk		X
Illiquid securities risk	X
Industry and sector risk		X
Inflation risk	X	X
Infrastructure and industry concentration risk; infrastructure related investments risk	X	X
Interest rate risk	X	X
Legal, regulatory and policy risks		X
Leverage risk	X	X
LIBOR risk	X
Limitations on transactions with affiliates risk		X

Principal Risks	Acquired Fund	Acquiring Fund
Limited term and tender offer risk		X
Liquidity risk		X
Management risk and reliance on key personnel; Management risk	X	X
Market discount from net asset value; Market discount risk	X	X
Market risk; Market events risk	X	X
Master limited partnership risk	X
Natural disasters risk		X
Non-diversified risk		X
Non-U.S. securities and currency risk; Foreign securities risk	X	X
Operating results risk		X
Operational risk	X	X
Portfolio turnover risk	X	X
Potential conflicts of interest	X	X
Preferred equity risk		X
Prepayment risk	X
Private company securities risk		X
Private placements and other restricted securities risk		X
Project risk		X
Qualified dividend income tax risk	X
Regional or geographic risk		X
Regulatory risk		X
Reinvestment risk	X
Restricted securities risk	X
Risks associated with an investment in initial public offerings	X
Senior loan risk	X
Small- and mid-capitalization company risk		X
Social assets sector risk		X
Stable distribution plan risk		X
Strategic asset risk		X
Tax risk	X	X
Technology risk		X
Transportation infrastructure sector risk		X
United Kingdom risk	X
Utilities risk; Utility sector risk	X	X
Valuation risk	X	X
Volume risk		X

Principal Risks of Investing in the Acquiring Fund

The Fund is designed as a long-term investment vehicle and not as a trading tool. An investment in the Fund’s common shares should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective. The value of an investment in the Fund’s common shares could decline substantially and cause you to lose some or all of your investment. Before investing in the Fund’s common shares you should consider carefully the following principal risks of investing in the Fund.

Equity Securities Risk

Equity Securities Risk, Including Common Stock Risk. Market prices of common stocks and other equity securities may be affected by macroeconomic and other factors affecting the stock market in general, including changes in financial or political conditions that may affect particular industries or the economy in general and changes in investor sentiment. Prices of equity securities of individual issuers also can be affected by fundamentals unique to the issuer, including changes, or perceived changes, in the issuer’s business, financial condition or prospects, and may fall to zero in the event of the issuer’s bankruptcy. Equity security prices have historically experienced periods of significant volatility, particularly during recessions or other periods of financial stress, and can be expected to experience significant volatility in the future. The equity securities the Fund holds may undergo sudden, unpredictable drops in price or long periods of price decline. There can be no assurance that the level of dividends paid with respect to the dividend paying equity securities in which the Fund invests will be maintained.

Small- and Mid-Capitalization Company Risk. Investing in equity securities of small-capitalization and mid-capitalization companies may involve greater risks than investing in equity securities of larger, more established companies. Small-capitalization and mid-capitalization companies generally have limited product lines, markets and financial resources. Their equity securities may trade less frequently and in more limited volumes than the equity securities of larger, more established companies. Also, small-capitalization and mid-capitalization companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, the market prices of their equity securities may experience greater volatility and may decline more than those of large-capitalization companies in market downturns.

Preferred Equity Risk. The right of a holder of an issuer’s preferred equity to distributions, dividends and liquidation proceeds is junior to the rights of the issuer’s creditors, including holders of debt securities. Market prices of preferred equities may be subject to factors that affect debt and equity securities, including changes in market interest rates and changes, or perceived changes, in the issuer’s creditworthiness. Holders of preferred equity may suffer a loss of value if distribution or dividend rates are reduced or distributions or dividends are not paid. Under normal conditions, holders of preferred equity usually do not have voting rights with respect to the issuer. The ability of holders of preferred equity to participate in the issuer’s growth may be limited.

Management Risk

The Fund’s ability to achieve its investment objective is directly related to the Adviser’s and the Sub-Adviser’s investment strategies for the Fund. The value of your investment in the Fund’s common shares may vary with the effectiveness of the research and analysis conducted by the Adviser and the Sub-Adviser and their ability to identify and take advantage of attractive investment opportunities. If the investment strategies of the Adviser and the Sub-Adviser do not produce the expected results, the value of your investment could be diminished or even lost entirely, and the Fund could underperform the market or other funds with similar investment objectives. Additionally, there can be no assurance that all of the personnel of the Adviser and the Sub-Adviser will continue to be associated with the Adviser or Sub-Adviser for any length of time. The loss of the services of one or more key employees of the Adviser or Sub-Adviser could have an adverse impact on the Fund’s ability to realize its investment objective.

Asset Allocation Risk

The Fund’s investment performance depends, at least in part, on how the Adviser and Sub-Adviser allocate and reallocate the Fund’s assets among the various asset classes and security types in which the Fund may invest. Such allocation decisions could cause the Fund’s investments to be allocated to asset classes and security types that perform poorly or underperform other asset classes and security types or available investments.

Infrastructure-Related Investments Risk

Infrastructure-related issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. The following is a summary of specific risks that infrastructure-related issuers may be particularly affected by or subject to:

Regulatory Risk. Infrastructure-related issuers may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to services, the imposition of special tariffs and changes in tax laws, environmental laws and regulations, regulatory policies, accounting standards and general changes in market sentiment towards infrastructure assets. Infrastructure-related issuers’ inability to predict, influence or respond appropriately to changes in law or regulatory schemes could adversely impact their results of operations.

Technology Risk. This risk arises where a change could occur in the way a service or product is delivered rendering the existing technology obsolete. If such a change were to occur, these assets may have very few alternative uses should they become obsolete.

Developing Industries Risk. Some infrastructure-related issuers are focused on developing new technologies and are strongly influenced by technological changes. Product development efforts by such issuers may not result in viable commercial products. These issuers may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some infrastructure-related issuers in which the Fund invests may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than issuers in other sectors. As a result of these and other factors, the value of investments in such issuers may be considerably more volatile than that in more established segments of the economy.

Regional or Geographic Risk. This risk arises where an infrastructure-related issuer’s assets are not movable. Should an event that somehow impairs the performance of an infrastructure-related issuer’s assets occur in the geographic location where the issuer operates those assets, the performance of the issuer may be adversely affected.

Natural Disasters Risk. Natural risks, such as earthquakes, flood, lightning, hurricanes and wind, are risks facing certain infrastructure-related issuers. Extreme weather patterns, or the threat thereof, could result in substantial damage to the facilities of certain issuers located in the affected areas, and significant volatility in the products or services of infrastructure-related issuers could adversely impact the prices of the securities of such issuer.

Volume Risk. The revenue of many infrastructure – related issuers may be impacted by the number of users who use the products or services produced by the infrastructure-related issuer. A significant decrease in the number of users may negatively impact the profitability of an infrastructure-related issuer.

Environmental Risk. Infrastructure-related issuers can have substantial environmental impacts. Ordinary operations or operational accidents may cause major environmental damage, which could cause infrastructure-related issuers significant financial distress, substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Infrastructure-related issuers may not be able to recover these costs from insurance. Failure to comply with environmental laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund may invest.

Project Risk. To the extent the Fund invests in infrastructure-related issuers which are dependent to a significant extent on new infrastructure projects, the Fund may be exposed to the risk that the project will not be completed within budget, within the agreed time frame or to agreed specifications.

Strategic Asset Risk. Infrastructure-related issuers may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or political actions. There is also a higher probability that the services provided by such issuers will be in constant demand. Should an infrastructure-related issuer fail to make such services available, users of such services may incur significant damage and may be unable to mitigate any such damage, thereby heightening any potential loss.

Operation Risk. The long-term profitability of an infrastructure-related issuer may be partly dependent on the efficient operation and maintenance of its infrastructure assets. Should an infrastructure-related issuer fail to efficiently maintain and operate the assets, the infrastructure-related issuer’s ability to maintain payments of dividends or interest to investors may be impaired. The destruction or loss of an infrastructure asset may have a major impact on the infrastructure-related issuer. Failure by the infrastructure-related issuer to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages.

Customer Risk. Infrastructure-related issuers can have a narrow customer base. Should these customers or counterparties fail to pay their contractual obligations, significant revenues could cease and not be replaceable. This would affect the profitability of the infrastructure-related issuer and the value of any securities or other instruments it has issued.

Interest Rate Risk. Infrastructure assets can be highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets more significantly than other assets. Due to the nature of infrastructure assets, the impact of interest rate fluctuations may be greater for infrastructure-related issuers than for the economy as a whole.

Inflation Risk. Many infrastructure-related issuers may have fixed income streams and, therefore, be unable to pay higher dividends. The market value of infrastructure-related issuers may decline in value in times of higher inflation rates. The prices that an infrastructure-related issuer is able to charge users of its assets may not always be linked to inflation. In this case, changes in the rate of inflation may affect the forecast profitability of the infrastructure-related issuer.

Financing Risk. From time to time, infrastructure-related issuers may encounter difficulties in obtaining financing for construction programs during inflationary periods. Issuers experiencing difficulties in financing construction programs may also experience lower profitability, which can result in reduced income to the Fund.

Other factors that may affect the operations of infrastructure-related issuers include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets.

In addition, as discussed more fully below, infrastructure-related issuers are subject to risks that are specific to the industry in which they operate. There is no guarantee as to how these industries, or the Fund’s investments generally, will perform in the future. The Adviser and Sub-Adviser intend to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Industry Specific Risks

The following is a summary of industry specific risks that infrastructure-related issuers may be particularly affected by or subject to:

Utility Sector Risk. When interest rates go up, the value of securities issued by utilities companies historically has gone down. In most countries and localities, the utilities sector is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utilities companies. In addition, utilities companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects.

Communications Sector Risk. The communications sector is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Government actions around the world can be arbitrary and unpredictable. Companies in the communications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain communications companies obsolete. Communications providers are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the communications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future.

Transportation Infrastructure Sector Risk. Issuers in the transportation infrastructure sector can be significantly affected by economic changes, fuel prices, labor relations, technology developments, exchange rates, industry competition, insurance costs and deteriorating public infrastructure, such as bridges, roads, rails, ports and airports. Transportation companies in certain countries may also be subject to significant government regulation and oversight, which may adversely affect their businesses. Other risk factors that may affect the transportation infrastructure sector include the risk of increases in fuel and other operating costs and the effects of regulatory changes or other government decisions. Companies in the transportation infrastructure sector may be adversely affected by adverse weather, pandemics, acts of terrorism or catastrophic events, such as air accidents, train crashes or tunnel fires. Most recently, the transportation infrastructure sector was negatively impacted by COVID-19 and the resulting restrictions on travel. Companies in the transportation infrastructure sector may also be subject to the risk of widespread disruption of technology systems and increasing equipment and operational costs.

Energy Infrastructure Sector Risk. The Fund is subject to adverse economic, environmental, business, regulatory or other occurrences affecting the energy infrastructure sector. The energy infrastructure sector has historically experienced substantial price volatility. Companies operating in the energy infrastructure sector are subject to specific risks that could cause the value of the Fund to decline, including, among others: a downturn in one or more industries within the energy sector; fluctuations in commodity prices; fluctuations in consumer demand for commodities such as oil, natural gas or petroleum products; fluctuations in the supply of oil, natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; pandemics; and threats of terrorist attacks. Additionally, changes in economic conditions of key energy producing and consuming countries, domestic and foreign government regulations (including policies designed to reduce carbon emissions and/or address climate change), international politics, policies of the Organization of Petroleum Exporting Countries (OPEC), taxation and tariffs may adversely impact the profitability of energy infrastructure companies. Moreover, energy infrastructure companies may incur environmental costs and liabilities due to the nature of their businesses and substances handled. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy infrastructure companies.

Social Assets Sector Risk. Social infrastructure assets are those that accommodate social services, including, for example, courthouses, hospitals, schools, correctional facilities, stadiums and subsidized housing. Social assets are subject to additional risks to those of other investments in the infrastructure sector, such as political, regulatory and social risks. Most social infrastructure assets generate fixed cash flows based on the regulatory framework set by the governments that operate the projects. Social infrastructure projects may operate as public-private partnerships. Ambiguous risk-sharing arrangements between private capital providers and government entities can increase the risks related to future liabilities of social infrastructure projects.

Foreign Securities Risk

The Fund uses various criteria to determine which country is deemed to have issued the securities in which the Fund invests. Because issuers often have activities and operations in several different countries, an issuer could be considered a non-US issuer even though changes in the value of its securities held by the Fund are significantly impacted by its US activities. Similarly, an issuer could be classified as a US issuer even when the changes in the value of the issuer’s securities held by the Fund are significantly impacted by non-US activities. Foreign securities may be more volatile, harder to price and less liquid than US securities. Foreign investments involve some of the following risks as well:

•	political and economic instability;
•	the impact of currency exchange rate fluctuations;
•	reduced information about issuers;
•	higher transaction costs;
•	less stringent regulatory and accounting standards; and
•	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.

The risks of investing in foreign securities are increased in connection with investments in emerging markets. See “Other Investment Risks – Emerging Market Securities Risk”.

Other Investment Risks

Dividend Strategy Risk. There is no guarantee that the issuers of the securities held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend paying securities could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend paying securities may not participate in a broad market advance to the same degree as other securities, and a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

Liquidity Risk. The Fund’s investments in Private Infrastructure Opportunities will be highly illiquid, and the Fund will likely be able to sell such securities only in private transactions with another investor or group of investors, and there can be no assurance that the Fund will be able to successfully arrange such transactions if and when it desires to sell any of its Private Infrastructure Opportunities or, if successfully arranged, that it will be able to obtain favorable values upon the sale of the Private Infrastructure Opportunities in such transactions.

With respect to the Fund’s investments in listed equity securities, the Fund may invest in securities of any market capitalization, including small- and mid-capitalization companies, and may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair its ability to sell particular securities or close call option positions at an advantageous price or a timely manner. Small- and mid-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. These securities may be difficult to sell at a favorable price at the times when the Fund believes it is desirable to do so.

Private Company Securities Risk. The Fund’s investments in equity or credit interests of private companies may be subject to higher risk than investments in securities of public companies. Private companies, unlike public companies, are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Fund will be required to rely on the ability of the Adviser and Sub-Adviser to obtain adequate information to evaluate the potential risks and returns involved in investing in these issuers. The Adviser and Sub-Adviser, however, may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests and there is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives. These factors could subject the Fund to greater risk than investments in securities of public companies and negatively affect the Fund’s investment returns, which could negatively impact the dividends paid to you and the value of your investment. Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. The Fund will likely be able to sell its investments in private companies only in private transactions with another investor or group of investors, and there can be no assurance that the Fund will be able to successfully arrange such transactions if and when it desires to sell any of its investments in private companies or, if successfully arranged, that the Fund will be able to obtain favorable values upon the sale of its investments in private companies in such transactions. Private credit investments are subject to debt securities risk and can range in credit quality depending on factors including total outstanding leverage, amount of leverage senior to the investment in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing the investment and the degree to which such assets cover the debt obligation.

Private Company Management Risk. Private companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company. The Fund generally does not intend to hold controlling positions in the private companies in which it invests. As a result, the Fund is subject to the risk that a company may make business decisions with which the Fund disagrees, and that the management and/or shareholders of a portfolio company may take risks or otherwise act in ways that are adverse to the Fund’s interests. Due to the lack of liquidity of such private investments, the Fund may not be able to dispose of its investments in the event it disagrees with the actions of a private portfolio company and may therefore suffer a decrease in the value of the investment.

Private Company Illiquidity Risk. Securities issued by private companies are typically illiquid. If there is no readily available trading market for privately issued securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded.

Private Company Valuation Risk. There is typically not a readily available market value for the Fund’s private investments. The Fund values private company investments in accordance with valuation guidelines adopted by the Board, that the Board, in good faith, believes are designed to accurately reflect the fair value of securities valued in accordance with such guidelines. The Fund is not required to but may utilize the services of one or more independent valuation firms to aid in determining the fair value of these investments. Valuation of private company investments may involve application of one or more of the following factors: (i) analysis of valuations of publicly traded companies in a similar line of business, (ii) analysis of valuations for comparable merger or acquisition transactions, (iii) yield analysis and (iv) discounted cash flow analysis. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s private investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the amounts the Fund may realize on any dispositions of such investments. In addition, the impact of changes in the market environment and other events on the fair values of the Fund’s investments that have no readily available market values may differ from the impact of such changes on the readily available market values for the Fund’s other investments. The Fund’s NAV could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments.

Reliance on the Adviser and the Sub-Adviser Risk. The Fund may enter into private investments identified by the Adviser and the Sub-Adviser, in which case the Fund will be more reliant upon the ability of the Adviser and the Sub-Adviser to identify, research, analyze, negotiate and monitor such investments than is the case with investments in publicly traded securities. As little public information exists about many private companies, the Fund will be required to rely on the Adviser’s and the Sub-Adviser’s diligence efforts to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. The costs of diligencing, negotiating and monitoring private investments will be borne by the Fund, which may reduce the Fund’s returns.

Co-Investment Risk. The Fund may also co-invest in private investments sourced by third party investors unaffiliated with either the Fund or the Adviser or the Sub-Adviser, such as private equity firms. The Fund’s ability to realize a profit on such investments will be particularly reliant on the expertise of the lead investor in the transaction. To the extent that the lead investor in such a co-investment opportunity assumes control of the management of the private company, the Fund will be reliant not only upon the lead investor’s ability to research, analyze, negotiate and monitor such investments, but also on the lead investor’s ability to successfully oversee the operation of the company’s business. The Fund’s ability to dispose of such investments is typically severely limited, both by the fact that the securities are unregistered and illiquid and by contractual restrictions that may preclude the Fund from selling such investments. Often the Fund may exit such investment only in a transaction, such as an initial public offering or sale of the company, on terms arranged by the lead investor. Such investments may be subject to additional valuation risk, as the Fund’s ability to accurately determine the fair value of the investments may depend upon the receipt of information from the lead investor. The valuation assigned to such an investment through application of the Fund’s valuation procedures may differ from the valuation assigned to that investment by other co-investors.

Private Company Competition Risk. Many entities may potentially compete with the Fund in making private investments. Some of these competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Fund. Some competitors may have a lower cost of funds and access to funding sources that are not available to the Fund. In addition, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of, or different structures for, private investments than the Fund. Furthermore, some competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Fund. As a result of this competition, the Fund may not be able to pursue attractive private investment opportunities from time to time.

Affiliation Risk. There is a risk that the Fund may be precluded from investing in certain private companies due to regulatory implications under the 1940 Act or other laws, rules or regulations or may be limited in the amount it can invest in the voting securities of a private company, in the size of the economic interest it can have in a private company or in the scope of influence it is permitted to have in respect of the management of a private company. Should the Fund be required to treat a private company in which it has invested as an “affiliated person” under the 1940 Act, the 1940 Act would impose a variety of restrictions on the Fund’s dealings with the private company. Moreover, these restrictions may arise as a result of investments by other clients of the Adviser or the Sub-Adviser or their affiliates in a private company. These restrictions may be detrimental to the performance of the Fund compared to what it would be if these restrictions did not exist, and could impact the universe of investable private companies for the Fund. The fact that many private companies may have a limited number of investors and a limited amount of outstanding equity heightens these risks.

Debt Securities Risk. The principal risks involved with investments in debt securities include interest rate risk, credit risk and prepayment risk. Interest rate risk refers to the likely decline in the value as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a security may default with respect to the payment of principal and interest. Pre-payment risk refers to the risk that debt obligations are prepaid ahead of schedule. In this event, the proceeds from the prepaid securities would likely be reinvested by the Fund in securities bearing a lower interest rate. Pre-payment rates usually increase when interest rates are falling. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities. The lower a security is rated, the more it is considered to be a speculative or risky investment. Certain debt securities purchased by the Fund may have been placed privately.

Private Placements and Other Restricted Securities Risk. Private placement and other restricted securities include securities that have been privately placed and are not registered under the Securities Act, such as unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) and privately placed securities of US and non-US issuers offered outside of the United States without registration with the SEC pursuant to Regulation S (“Regulation S Securities”).

Private placements may offer attractive opportunities for investment not otherwise available on the open market.

Private placements securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the Securities Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Fund, but their resale in the US is permitted only in limited circumstances.

Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of a trading market.

Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of the Fund’s illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid.

Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities.

Emerging Market Securities Risk. The risks of investing in foreign securities are increased in connection with investments in emerging markets. Although there is no universally accepted definition, an emerging or developing country is generally considered to be a country which is in the initial stages of industrialization. Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. Shareholders should be aware that investing in the markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of issuers in developing countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets less liquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. A limited number of issuers in developing countries’ securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. The Fund’s inability to dispose fully and promptly of positions in declining markets could cause the Fund’s NAV to decline as the value of the unsold positions is marked to lower prices. In addition, the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of the United States. In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Certain countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

Economies of developing countries may differ favorably or unfavorably from the United States’ economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund’s securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund’s identification of such condition until the date of the SEC action, the Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund’s Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

Foreign Currency Exposure Risk. The Fund may invest in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies may fluctuate in value relative to the US dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by US or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the US or abroad. These risks may impact the Fund more greatly to the extent the Fund does not hedge its currency risk. To manage currency risk, the Fund may enter into foreign currency exchange contracts to hedge against a decline in the US dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. The Fund is not required to hedge currency risk. The Adviser’s and Sub-Adviser’s use of hedging techniques does not eliminate exchange rate risk. In certain circumstances, the Adviser and the Sub-Adviser may hedge using a foreign currency other than the currency which the portfolio securities being hedged are denominated. This type of hedging entails greater risk because it is dependent on a stable relationship between the two currencies paired in the hedge and the relationship can be very unstable at times. If the Adviser or the Sub-Adviser is unsuccessful in its attempts to hedge against exchange rate risk, the Fund could be in a less advantageous position than if the Adviser or the Sub-Adviser did not establish any currency hedge. Losses on foreign currency transactions used for hedging purposes may be offset by gains on the assets that are the subject of the Fund’s hedge.

The Fund’s gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund’s income or gains at the Fund level and its distributions to shareholders. The Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

To the extent a foreign government limits or causes delays in the convertibility or repatriation of its currency, this will adversely affect the US dollar value and/or liquidity of investments denominated in that currency. Such actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the US, or otherwise adversely affect the Fund’s operations.

Terrorism and Cybersecurity Risk. Infrastructure-related issuers are subject to disruption as a result of terrorist activities and other geopolitical events, including upheaval in the Middle East or other energy-producing regions. Cyber hacking could also cause significant disruption and harm to infrastructure-related issuers. The US government has issued warnings that certain infrastructure assets, specifically those related to energy infrastructure, including exploration and production facilities, pipelines and transmission and distribution facilities, might be specific targets of terrorist activity. Additionally, digital and network technologies (collectively, “cyber networks”) might be at risk of cyberattacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data or causing operational disruption. Cyberattacks might potentially be carried out by persons using techniques that could range from efforts to electronically circumvent network security or overwhelm websites to intelligence gathering and social engineering functions aimed at obtaining information necessary to gain access.

In addition, the Fund is subject to direct cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, the Sub-Adviser and/or the Fund’s service providers (including, but not limited to, Fund accountants, custodians, sub-custodians and transfer agents) to suffer data breaches, data corruption or lose operational functionality.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer than a diversified fund. As a result, the Fund may be more susceptible than a diversified fund to any single corporate, political, geographic or regulatory occurrence.

Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the US Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund’s investments.

Europe Related Risk. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

Derivatives Risk. The Fund may invest in financial derivative instruments for hedging, including primarily forward foreign exchange contracts to manage foreign currency risks, although the Adviser and the Sub-Adviser are not required to hedge the Fund’s currency exposure.

Forward contracts are obligations to purchase or sell an asset or, most commonly, a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are the primary means of hedging currency exposure.

Derivatives are speculative and may hurt the Fund’s performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund’s derivatives use are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of this strategy will be successful. Some additional risks of investing in derivatives for purposes of hedging include:

•   Hedged Exposure Risk – Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

•   Correlation Risk – The Fund is exposed to the risk that changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

•   Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

Operational Risks

Limited Term and Tender Offer Risk. The Fund is scheduled to dissolve as of the Termination Date. The Fund’s investment policies are not designed to return to common shareholders their original NAV or purchase price. The final distribution to common shareholders on the Termination Date and the amount paid to participating common shareholders upon completion of an Eligible Tender Offer will be based upon the Fund’s NAV at such time. Depending on a variety of factors, including the performance of the Fund’s investment portfolio over the period of its operations, the amount distributed to common shareholders in connection with its termination or paid to participating common shareholders upon completion of an Eligible Tender Offer may be less, and potentially significantly less, than your original investment. Additionally, although tendering shareholders will receive an amount equal to NAV for their shares in an Eligible Tender Offer, given the nature of certain of the Fund’s investments, the Fund’s NAV may be impacted by the sale of such investments and, as a result, the amount actually distributed upon the Fund’s termination may be less than the Fund’s NAV per share on the Termination Date, and the amount actually paid upon completion of an Eligible Tender Offer may be less than the Fund’s NAV per share on the expiration date of the Eligible Tender Offer.

Because the Fund’s assets will be liquidated in connection with its termination or to pay for common shares tendered in an Eligible Tender Offer, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. Given the nature of certain of the Fund’s investments, particularly the Private Infrastructure Opportunities, the Fund may be unable to liquidate certain of its investments until well after the Termination Date. In this case, the Fund may make one or more additional distributions after the Termination Date of any cash received from the ultimate liquidation of those investments. This would delay distribution payments, perhaps for an extended period of time, and there can be no assurance that the total value of the cash distribution made on the Termination Date and such subsequent distributions, if any, will equal the Fund’s NAV on the Termination Date, depending on the ultimate results of such post-Termination Date asset liquidations. If, as a result of lack of market liquidity or other adverse market conditions, the Board of Trustees determines it is in the best interest of the Fund, the Fund may transfer any illiquid portfolio investments that remain unsold on the Termination Date to a liquidating trust and distribute interests in such liquidating trust to common shareholders as part of its final distribution. The liquidating trust, if used, would be a separate entity from the Fund and, in reliance on Section 7 of the 1940 Act, would not be a registered investment company under the 1940 Act. Interests in the liquidating trust are expected to be nontransferable, except by operation of law. The sole purpose of the liquidating trust would be to hold illiquid investments of the Fund that were unable to be sold and to dispose of such investments. As such investments are sold over time by the liquidating trust, the liquidating trust would distribute cash to its shareholders. There can be no assurance as to the timing of or the value obtained from the liquidation of any investments transferred to a liquidating trust.

The obligation to terminate on the Termination Date also may impact adversely the implementation of the Fund’s investment strategies. There can be no assurance that the Adviser and the Sub-Adviser will be successful in their efforts to minimize any detrimental effects on the Fund’s investment performance caused by the Fund’s obligation to liquidate its investment portfolio and distribute all of its liquidated net assets to common shareholders of record on the Termination Date. In particular, the Adviser and the Sub-Adviser may face difficulties exiting the Private Infrastructure Opportunities on or prior to the Termination Date at favorable prices, if at all. In addition, as the Fund approaches the Termination Date, the Fund may invest the proceeds of sold, matured or called securities in money market mutual funds; cash; cash equivalents; securities issued or guaranteed by the US government or its instrumentalities or agencies; high quality, short-term money market instruments; short-term debt securities; certificates of deposit; bankers’ acceptances and other bank obligations; commercial paper or other liquid debt securities, which may adversely affect the Fund’s investment performance. In the course of the liquidation, the Fund must continue to satisfy the asset diversification requirements to qualify as a regulated investment company (“RIC”) for federal income tax purposes, which may also have a negative effect on the Fund’s investment performance. If the Fund fails to comply with these requirements, it may be liable for federal income tax in the year of the liquidation. Moreover, rather than reinvesting the proceeds of sold, matured or called securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of its total assets.

If the Fund conducts an Eligible Tender Offer, it anticipates that funds to pay the aggregate purchase price of common shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments. In addition, the Fund may be required to dispose of portfolio investments in connection with any reduction in any outstanding leverage necessary in order to maintain its desired leverage ratios following an Eligible Tender Offer. The risks related to the disposition of portfolio investments in connection with the Fund’s termination also would be present in connection with the disposition of portfolio investments in connection with an Eligible Tender Offer. It is likely that during the pendency of an Eligible Tender Offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in money market mutual funds; cash; cash equivalents; securities issued or guaranteed by the US government or its instrumentalities or agencies; high quality, short-term money market instruments; short-term debt securities; certificates of deposit; bankers’ acceptances and other bank obligations; commercial paper or other liquid debt securities, which may adversely affect its investment performance. If the Fund’s tax basis for the portfolio investments sold is less than the sale proceeds, the Fund will recognize capital gains, which it will be required to distribute to common shareholders. In addition, the Fund’s purchase of tendered common shares pursuant to an Eligible Tender Offer will have tax consequences for tendering common shareholders and may have tax consequences for non-tendering common shareholders. The purchase of common shares pursuant to an Eligible Tender Offer will have the effect of increasing the proportionate interest in the Fund of non-tendering common shareholders. All shareholders remaining after an Eligible Tender Offer will be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered common shares. Such reduction in the Fund’s total assets also may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance.

The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered common shares would not result in the Fund’s net assets totaling less than the Termination Threshold, in which case the Eligible Tender Offer will be terminated, no common shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will terminate on the Termination Date subject to permitted extensions. Following the completion of an Eligible Tender Offer in which the number of tendered common shares would result in the Fund’s net assets totaling greater than the Termination Threshold, the Board of Trustees may eliminate the Termination Date upon the affirmative vote of a majority of the Board of Trustees and without a vote of the shareholders. Thereafter, the Fund will have a perpetual existence. The Adviser may have a conflict of interest in recommending to the Board of Trustees that the Termination Date be eliminated and the Fund have a perpetual existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining common shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining common shareholders may only be able to sell their common shares at a discount to NAV.

Stable Distribution Plan Risk. The Fund has adopted a Stable Distribution Plan, which may be changed at any time by the Board, to support a stable distribution of income, capital gains, and/or return of capital. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount equal to or in excess of its stated distribution in a given year, the Fund may return capital as part of such distribution. Any return of capital should not be considered by investors as yield or total return on their investment in the Fund.

The composition of each distribution to be made by the Fund is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year’s distributions will be based on the Fund’s investment activity through the end of the calendar year. Under the Fund’s Stable Distribution Plan, the Fund declares and pays monthly distributions from net investment income, capital gains and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to the Stable Distribution Plan, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current or accumulated earnings and profits, they are considered ordinary income or long term capital gains. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of its distributions or from the terms of the Stable Distribution Plan.

Operating Results Risk. The Fund could experience fluctuations in its operating results due to a number of factors, including the return on its investments, the level of its expenses, and the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Market Discount Risk. Shares of closed-end investment companies frequently trade at a discount from NAV. Continued development of alternative vehicles for investing in essential asset companies may contribute to reducing or eliminating any premium or may result in the Fund’s common shares trading at a discount. The risk that the Fund’s common shares may trade at a discount is separate from the risk of a decline in the Fund’s NAV as a result of investment activities.

Whether shareholders will realize a gain or loss for federal income tax purposes upon the sale of their common shares depends upon whether the market value of the common shares at the time of sale is above or below the shareholder’s basis in such common shares, taking into account transaction costs, and it is not directly dependent upon the Fund’s NAV. Because the market price of the Fund’s common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the Fund’s control, the Fund cannot predict whether its common shares will trade at, below or above NAV, or at, below or above the public offering price for the Fund’s common shares.

Portfolio Turnover Risk. At times, the Fund’s portfolio turnover may be higher. High portfolio turnover involves greater transaction costs for the Fund and may result in greater realization of capital gains, including short-term capital gains.

Valuation Risk. The Private Infrastructure Opportunities will typically consist of securities for which a liquid trading market does not exist. The fair value of these securities may not be readily determinable. The Fund will value these securities in accordance with valuation procedures adopted by the Board of Trustees. The types of factors that may be considered in fair value pricing of the Fund’s investments include, as applicable, the nature and realizable value of any collateral, the issuer’s ability to make payments, the markets in which the issuer does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of non-traded securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The determination of fair value by the Board of Trustees may differ materially from the values that would have been used if a liquid trading market for these securities existed. The Fund’s NAV could be adversely affected if the determinations regarding the fair value of its investments were materially higher than the values that the Fund ultimately realizes upon the disposition of such securities.

Tax Risk. The Fund intends to elect to be treated, and to qualify each year, as a RIC under the Code. To maintain its qualification for federal income tax purposes as a RIC under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year the Fund fails to qualify for the special federal income tax treatment afforded RICs, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to the Fund’s shareholders) and its income available for distribution will be reduced.

Leverage Risk. The Fund currently does not intend to use leverage, but may do so in the future. The use of leverage can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the holders of common shares will be less than if leverage had not been used. Any leveraging strategy the Fund employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of NAV, market price and dividend rate of the common shares than a comparable portfolio without leverage;
•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;
•	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;
•	when the Fund uses financial leverage, the management fee payable to the Adviser and the Sub-Adviser will be higher than if the Fund did not use leverage; and
•	leverage may increase operating costs, which may reduce total return.

The Fund currently does not intend to borrow money or issue debt securities or preferred shares, but may in the future borrow funds from banks or other financial institutions, or issue debt securities or preferred shares, as described in this prospectus.

Capital Markets Risk. In the event of an economic downturn or period of increased financial stress, like the one caused by the COVID-19 outbreak, the cost of raising capital in the debt and equity capital markets may increase, and the ability to raise capital may be limited. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. As a result of any of the foregoing, the Fund or the companies in which the Fund invests may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, the Fund or the companies in which the Fund invests may not be able to meet obligations as they come due. Moreover, without adequate funding, essential asset companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations and, consequently, the performance of the Fund.

Legal, Regulatory and Policy Risks. Legal and regulatory changes could occur that may adversely affect the Fund, its investments and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the SEC, the US Commodity Futures Trading Commission (the “CFTC”), the IRS, the US Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect us. The Fund may also be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.

Due to recent instability in financial markets, US federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations have taken and may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable and on an “emergency” basis with little or no notice, with the consequence that some market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions may be suddenly and/or substantially eliminated or otherwise negatively impacted. Given the complexities of the global financial markets and the limited timeframe within which governments may be required to take action, these interventions may result in confusion and uncertainty, which in itself may be materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies.

Limitations on Transactions with Affiliates Risk. The 1940 Act limits the Fund’s ability to enter into certain transactions with certain of its affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company that is considered its affiliate under the 1940 Act. However, the Fund may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for the Adviser or Sub-Adviser between the Fund’s interests and the interests of the portfolio company, in that the ability of the Adviser or Sub-Adviser, as applicable, to recommend actions in the Fund’s best interests might be impaired.

The 1940 Act also prohibits certain “joint” transactions by the Fund with certain of its affiliates, including other accounts advised by the Adviser and Sub-Adviser, which imposes limits on investments in the same issuer (whether at the same or different times). The Adviser and the Sub-Adviser may in the future seek exemptive relief from the SEC that would permit the Fund, among other things, greater flexibility to co-invest with certain other persons, including certain other accounts, subject to certain terms and conditions. Such relief may not cover all circumstances and the Fund may be precluded from participating in certain transactions due to regulatory restrictions on transactions with affiliates.

Potential Conflicts of Interest Risk. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser and the Sub-Adviser believe that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser and the Sub-Adviser have adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate the Adviser and the Sub-Adviser based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser, the Sub-Adviser or their affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser or the Sub-Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Adviser and the Sub-Adviser have adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

The Adviser and the Sub-Adviser also have adopted written allocation procedures for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for participating clients over time.

From time to time, the Adviser or the Sub-Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The management by the Adviser and the Sub-Adviser of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Adviser’s and Sub-Adviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuous short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Adviser and Sub-Adviser have adopted various policies to mitigate these conflicts.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain affiliates of the Advisers. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Advisers or one of their affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Advisers between the interests of the Fund and the portfolio company, in that the ability of the Advisers to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates (which could include other abrdn-managed Funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these procedures and any conflicts that may arise.

Conflicts of interest may arise where the Fund and other funds or accounts managed or administered by the Advisers simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer. In such circumstances, decisions made with respect to the securities held by one fund or account may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other fund or account (including the Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by the other funds or accounts managed by the Advisers, such other funds or accounts may have an interest that conflicts with the interests of the Fund. If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other funds or accounts were to lose their respective investments as a result of such difficulties, the Advisers may have a conflict in recommending actions in the best interests of the Fund. In such situations, the Advisers will seek to act in the best interests of each of the funds and accounts (including the Fund) and will seek to resolve such conflicts in accordance with its compliance policies and procedures.

The Adviser and the Sub-Adviser have the ability to allocate investment opportunities of certain negotiated transactions between the Fund, other funds registered under the 1940 Act and other accounts managed by the Adviser and the Sub-Adviser pro rata based on available capital, up to the amount proposed to be invested by each (“Co-Investment Opportunities”). The 1940 Act and a rule thereunder impose limits on the Fund’s ability to participate in Co-Investment Opportunities, and the Fund generally will not be permitted to co-invest alongside other funds registered under the 1940 Act and other accounts managed by the Adviser and the Sub-Adviser in privately negotiated transactions unless the Fund obtains an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as certain transactions in publicly traded securities and transactions in which price is the only negotiated term. To the extent an investment opportunity in a transaction involving the negotiation of any term of the investment other than price or quantity (a “negotiated transaction”) arises, and the Adviser and the Sub-Adviser determine that it would be appropriate for both the Fund and other accounts managed by the Adviser, the opportunity will be allocated to the other accounts and the Fund will not participate in the negotiated transaction. To the extent that the Adviser and the Sub-Adviser source and structure private investments in publicly traded issuers, certain employees of the Adviser and the Sub-Adviser may become aware of actions planned by such issuers, such as acquisitions, which may not be announced to the public. It is possible that the Fund could be precluded from investing in or selling securities of an issuer about which the Adviser and the Sub-Adviser have material, nonpublic information, however, it is the Adviser’s and Sub-Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser and the Sub-Adviser is not shared with the employees responsible for the purchase and sale of publicly traded securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public. The Fund’s investment opportunities also may be limited by affiliations of the Adviser, the Sub-Adviser or their affiliates with infrastructure companies.

The Adviser (or Sub-Adviser) or their respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser (or Sub-Adviser) for other clients, and the Adviser (or Sub-Adviser) will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Adviser (or Sub-Adviser) may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund’s ability to trade in the securities of such companies.

Anti-Takeover Provisions Risk. The Fund’s Declaration of Trust and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of the Fund, causing the Fund to engage in certain transactions or modify its structure. These provisions may be regarded as “anti-takeover” provisions. Such provisions could limit the ability of common shareholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us.

Principal Risks of Investing in the Acquired Fund

The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.

Canada Risk. The Fund invests in securities of Canadian issuers and is therefore subject to certain risks specifically associated with investments in the securities of Canadian issuers. The Canadian economy is heavily dependent on the demand for natural resources and agricultural products. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, a change in the supply and demand of these resources, both domestically and internationally, can have a significant effect on Canadian market performance. Canada is a top producer of zinc and uranium and a global source of many other natural resources, such as gold, nickel, aluminum, and lead. Conditions that weaken demand for such products worldwide could have a negative impact on the Canadian economy as a whole. Changes to the U.S. economy may significantly affect the Canadian economy because the U.S. is Canada’s largest trading partner and foreign investor. These and other factors could have a negative impact on the Fund and its investments in Canada.

Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or such credit agency’s ability to evaluate creditworthiness and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer or other obligated party of a debt security in the Fund’s portfolio will fail to pay dividends or interest and/or repay principal, when due. Below-investment grade instruments are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.

Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, sub-advisor, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.

Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

Illiquid Securities Risk. The Fund may invest in securities that are considered to be illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid securities are also more difficult to value, especially in challenging markets. Although the resale or secondary market for senior loans is growing, it is currently limited. There is no organized exchange or board of trade on which senior loans are traded. Instead, the secondary market for senior loans is an unregulated inter-dealer or inter-bank resale market. In addition, the senior loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund’s ability to settle the sale of senior loans. Depending on market conditions, the Fund may have difficulty disposing its senior loans, which may adversely impact its ability to obtain cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.

Inflation Risk. Certain of the Fund’s investments are subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to debt securities. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.

Infrastructure and Industry Concentration Risk. Given the Fund’s concentration in the infrastructure industry, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, increased regulation and other factors. In addition, infrastructure assets can have a substantial environmental impact. Ordinary operation or an accident with respect to such assets could cause major environmental damage which could cause the owner of such assets significant financial distress. Community and environmental groups may protest about the development or operation of infrastructure assets, and these protests may induce government action to the detriment of the owner of the infrastructure asset.

Interest Rate Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. The yield on the Fund’s common shares will tend to rise or fall as market interest rates rise and fall, as senior loans pay interest at rates which float in response to changes in market rates. Changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value.

Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: (i) the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; (iii) in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund was not leveraged, which may result in a greater decline in the market price of the common shares; and (iv) when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.

LIBOR Risk. Many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began on December 31, 2022. There is no assurance that any alternative reference rate, including the Secure Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the Fund.

Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.

Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, had negative impacts, and in many cases severe impacts, on markets worldwide. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. Also, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility across markets globally, including the United States. The hostilities and sanctions resulting from these hostilities could have a significant impact on certain Fund investments as well as Fund performance. As the global pandemic and conflict in Ukraine have illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. These events also may adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund’s shares may widen.

MLP Risk. As a result of the Fund’s exposure to MLPs, a downturn in one or more industries within the energy sector, material declines in energy- related commodity prices, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not invest in the group of industries that are part of the energy sector. Certain risks inherent in investing in MLPs include: commodity pricing risk, commodity supply and demand risk, lack of diversification of and reliance on MLP customers and suppliers risk, commodity depletion and exploration risk, energy sector and energy utility industry regulatory risk, including risks associated with the prices and methodology of determining prices that energy companies may charge for their products and services, interest rate risk, risk of lack of acquisition or reinvestment opportunities for MLPs, risk of lacking of funding for MLPs, dependency on MLP affiliate risk, weather risk, catastrophe risk, terrorism and MLP market disruption risk, and technology risk. Certain MLP securities may trade in relatively low volumes due to their smaller market capitalizations or other factors, which may cause them to have a high degree of price volatility and illiquidity. The structures of MLPs create certain risks, including, for example, risks related to the limited ability of investors to control an MLP and to vote on matters affecting the MLP, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, the risk that an MLP will generate insufficient cash flow to meet its current operating requirements, the risk that an MLP will issue additional securities or engage in other transactions that will have the effect of diluting the interests of existing investors, and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Companies that own interstate pipelines are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates that they may charge customers and may change policies to no longer permit such companies to include certain costs in their costs of services. This may lower the tariff rates charged to customers which will in turn negatively affect performance. Other factors which may reduce the amount of cash an MLP has available to pay its debt and equity holders include increased operating costs, maintenance capital expenditures, acquisition costs, expansion or construction costs and borrowing costs (including increased borrowing costs as a result of additional collateral requirements as a result of ratings downgrades by credit agencies).

Non-U.S. Securities and Currency Risk. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; withholding taxes; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments. There may be very limited regulatory oversight of certain non-U.S. banks or securities depositories that hold non-U.S. securities and non-U.S. currency and the laws of certain countries may limit the ability to recover such assets if a non-U.S. bank or depository or their agents go bankrupt. There may also be an increased risk of loss of portfolio securities. Investing in non-U.S. securities may also involve a greater risk for excessive trading due to “time-zone arbitrage.” If an event occurring after the close of a non-U.S. market, but before the time the Fund computes its current net asset value, causes a change in the price of the non-U.S. securities and such price is not reflected in the Fund’s current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Portfolio Turnover Risk. The Fund may engage in portfolio trading to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. There are no limits on the rate of portfolio turnover and investments may be sold without regard to length of time held when the Fund’s investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

Potential Conflicts of Interest Risk. First Trust, DIFA and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and DIFA currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to DIFA) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and DIFA have a financial incentive to leverage the Fund.

Prepayment Risk. Loans are subject to prepayment risk. Prepayment risk is the risk that a borrower repays principal prior to the scheduled maturity date. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

Qualified Dividend Income Tax Risk. There can be no assurance as to what portion of the distributions paid to the Fund’s common shareholders will consist of tax-advantaged qualified dividend income. Certain distributions reported by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate common shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the common shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund’s ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called instruments at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, level of distributions or the overall return of the Fund.

Restricted Securities Risk. The Fund may invest in restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

Risks Associated with an Investment in Initial Public Offerings. Securities purchased in initial public offerings (“IPOs”) are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The Fund’s investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful.

Senior Loan Risk. The Fund invests in senior loans and therefore is subject to the risks associated therewith. Investments in senior loans are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk (which may be heightened because of the limited public information available regarding senior loans and because loan borrowers may be leveraged and tend to be more adversely affected by changes in market or economic conditions). Further, no active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Senior loans may not be considered “securities” and the Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws. In the event a borrower fails to pay scheduled interest or principal payments on a senior loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the senior loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund’s common shares. If the Fund acquires a senior loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although senior loans may be secured by specific collateral, the value of the collateral may not equal the Fund’s investment when the senior loan is acquired or may decline below the principal amount of the senior loan subsequent to the Fund’s investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the senior loan to be under collateralized. Therefore, the liquidation of the collateral underlying a senior loan may not satisfy the issuer’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated. The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower- favorable” terms may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder the Fund’s ability to reprice credit risk associated with a particular borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.

Tax Risk. Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs, MLP-related entities and other energy sector and energy utility companies in which the Fund invests. A change in current tax law, a change in the business of a given MLP, or a change in the types of income earned by a given MLP could result in an MLP being treated as a corporation for United States federal income tax purposes, which would result in such MLP being required to pay United States federal income tax on its taxable income. Recent events have caused some MLPs to be reclassified or restructured as corporations. The classification of an MLP as a corporation for United States federal income tax purposes has the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. A reduction in the percentage of the income offset by tax deductions or an increase in sales of the Fund’s MLP holdings that result in capital gains will reduce that portion of the Fund’s distribution from an MLP treated as a return of capital and increase that portion treated as income, and may result in lower after-tax distributions to the Fund’s common shareholders. On the other hand, to the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in the amount of income or gain or decrease in the amount of loss that will be recognized by the Fund for tax purposes upon the sale of any such interests. Sale of MLPs may result in the Fund realizing significant amounts of taxable ordinary income even for MLP positions sold at an overall loss with such amounts of taxable ordinary income being very difficult for the Fund to estimate or accrue for, and the tax reporting being significantly delayed, subject to dramatic revisions, and depending on the MLP issuers so reporting.

United Kingdom Risk. The Fund is subject to certain risks specifically associated with investments in the securities of United Kingdom issuers. Investments in issuers located in the United Kingdom may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States, China and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States, China and other European countries. The United Kingdom’s official departure from the European Union (commonly referred to as “Brexit”) led to volatility in global financial markets, in particular those of the United Kingdom and across Europe, and the weakening in political, regulatory, consumer, corporate and financial confidence in the United Kingdom and Europe. Given the size and importance of the United Kingdom’s economy, uncertainty or unpredictability about its legal, political and/or economic relationships with Europe has been, and may continue to be, a source of instability and could lead to significant currency fluctuations and other adverse effects on international markets and international trade even under the post-Brexit trade guidelines. The negative impact of Brexit on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. It is not currently possible to determine the extent of the impact that Brexit may have on the Fund’s investments and this uncertainty could negatively impact current and future economic conditions in the United Kingdom and other countries, which could negatively impact the value of the Fund’s investments.

Utilities Risk. Utility companies include companies producing or providing gas, electricity or water. These companies are subject to the risk of the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market’s ability to absorb utility debt. In addition, in many regions, including the United States, the utility industry is experiencing increasing competitive pressures, primarily in wholesale markets, as a result of consumer demand, technological advances, greater availability of natural gas with respect to electric utility companies and other factors. Taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation also may negatively affect utility companies.

Valuation Risk. The valuation of senior loans may carry more risk than that of common stock. Because the secondary market for senior loans is limited, it may be difficult to value the loans held by the Fund. Market quotations may not be readily available for some senior loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation of senior loans than for securities with a secondary market, because there is less reliable objective data available. These difficulties may lead to inaccurate asset pricing.

Investment Restrictions and Policies

The following is a comparison of the fundamental investment restrictions of the Acquired Fund and the Acquiring Fund, which are substantially similar except that the Acquired Fund is diversified, whereas the Acquiring Fund is non-diversified. Additionally, the Acquired Fund identifies the infrastructure and utilities asset class as an industry in which it may make significant investments and states that it may invest 25% or more of its Total Assets in the infrastructure and utilities industry. The Acquiring Fund does not treat infrastructure assets as an industry so it does not make this representation.

Acquired Fund	Acquiring Fund	Differences
The Acquired Fund may not issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below;	The Acquiring Fund may not issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.	Substantially similar.
The Acquired Fund may not borrow money, except as permitted by the 1940 Act.	The Acquiring Fund may not borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.	Substantially similar.
The Acquired Fund may not act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (“Securities Act”) in connection with the purchase and sale of portfolio securities.	The Acquiring Fund may not underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities held in our portfolio.	Substantially similar.
The Acquired Fund may not purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.	The Acquiring Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein (including real estate investment trusts (“REITs”)).	Substantially similar.
The Acquired Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities).	The Acquiring Fund may not purchase or sell physical commodities unless acquired as a result of the ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.	Substantially similar.

Acquired Fund	Acquiring Fund	Differences
The Acquired Fund may not make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of securities in accordance with its investment objective, policies and limitations.	The Acquiring Fund may not make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.	Substantially similar.
The Acquired Fund may not Invest 25% or more of its Total Assets in securities and instruments of issuers in any single industry except to the extent the Fund invests in the infrastructure and utilities industry, provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.	The Acquiring Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the US government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.	The Acquired Fund states that it may invest 25% or more of its Total Assets in the infrastructure and utilities industry.

Term of the Funds

The Acquiring Fund has a term whereas the Acquired Fund does not. The Acquiring Fund’s Declaration of Trust provides that the Acquiring Fund will have a limited period of existence and will dissolve as of the close of business fifteen (15) years from the effective date of the initial registration statement of the Acquiring Fund (i.e., July 28, 2035) (and such date, including any extension, the “Termination Date”); provided, that the Board of Trustees may vote to extend the Termination Date (1) for one period that may in no event exceed one year following the Termination Date, and (2) for one additional period that may in no event exceed six months, in each case without a vote of the Acquiring Fund’s shareholders. On or before the Termination Date, the Acquiring Fund will cease its investment operations, retire or redeem its leverage facilities, if any, liquidate its investment portfolio (to the extent possible) and distribute all of its liquidated net assets to common shareholders of record in one or more distributions on or after the Termination Date. Notwithstanding the foregoing, if the Board of Trustees determines to cause the Acquiring Fund to conduct an Eligible Tender Offer (as defined below) and the Eligible Tender Offer is completed, the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, eliminate the Termination Date and provide for the Acquiring Fund’s perpetual existence, subject to certain terms and conditions described below.

Rights of Fund Shareholders

The Acquired Fund was organized as a Massachusetts business trust on January 21, 2004. The Acquiring Fund was organized as a statutory trust under the laws of the State of Maryland on November 12, 2019.

The Acquired Fund and the Acquiring Fund are also each governed by their own Amended and Restated Declaration of Trust and By-laws. Copies of these documents are available to shareholders without charge upon written request to the applicable Fund.

The below table summarizes a number of provisions of the respective governing documents of the Acquired Fund and the Acquiring Fund, which are in each case subject to any other applicable provision of the governing instruments of the relevant Fund and applicable law. The governing instruments have certain similar provisions, however there are differences that might impact how each Fund is governed. There are certain differences between the matters in which shareholders of the Funds have the right to vote, as highlighted below. Additionally, the Funds are subject to different criteria regarding shareholder quorum, removal of Trustees, approval of a consolidation or reorganization and termination of the respective Trust (as defined subsequently.) The term “the Trust,” when used in the below table, refers to the applicable Fund.

	Acquired Fund	Acquiring Fund
Voting Rights	The shareholders shall have power to vote only (i) for the election of Trustees when that issue is submitted to shareholders, and for the removal of Trustees; (ii) with respect to any investment advisory or management contract on which a shareholder vote is required by the 1940 Act; (iii) with respect to termination of the Trust under certain circumstances; (iv) with respect to certain amendments of the Amended and Restated Declaration of Trust (the “Declaration”), such as those affecting a shareholder’s voting rights or otherwise required by law or as determined by the Trustees; (v) generally with respect to any merger, consolidation, or reorganization; (vi) with respect to any conversion of the Trust to an “open-end company”; (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders; and (viii) with respect to such additional matters relating to the Trust as may be required by the Declaration, the Amended and Restated By-Laws, or any registration of the Trust with the SEC (or any successor agency) or any other regulator having jurisdiction over the Trust, or as the Trustees may consider necessary or desirable.	The shareholders shall be entitled to vote only on the following matters: (a) the election and removal of Trustees; (b) amendments to the Declaration of Trust, but only to the extent that such amendments require shareholder approval; (c) the dissolution of the Trust, but only to the extent that a dissolution requires shareholder approval; (d) a merger, conversion or consolidation of the Trust, or the sale of all or substantially all of the assets of the Trust, but only to the extent that such transactions require shareholder approval; (e) matters requiring shareholder approval under the 1940 Act or the rules of any national securities exchange on which the Shares may then be listed for trading; and (f) such other matters with respect to which the Board of Trustees has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Shareholders for approval or ratification.

	Acquired Fund	Acquiring Fund
Shareholder Quorum	Thirty-three and a third percent (33-1/3%) of the outstanding shares entitled to vote present in person or by proxy shall constitute a quorum at any meeting of the shareholders.	Except when a larger quorum is required by applicable law, the Declaration of Trust or the Bylaws, a majority of the shares entitled to vote at a shareholders meeting, which are present in person or represented by proxy shall constitute a quorum at such meeting.
Election of Trustees	A plurality of shares voted at a meeting at which as quorum is present shall elect a Trustee, except in the case of a contested election, where a majority of the outstanding shares entitled to vote is required.	A plurality of all the votes cast at a meeting of shareholders duly called and at which a quorum is present shall be sufficient to elect a Trustee.
Removal of Trustees

Any Trustee may be removed at any time, with or without cause, by written instrument signed by at least three-quarters of the Trustees.

A Trustee may also be removed at any meeting of shareholders by a two-thirds vote of the outstanding shares of the Trust entitled to vote for the election of such Trustee.

Any Trustee, or the entire Board of Trustees, may be removed from office at any time, but only for cause and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of Trustees. For the purpose of this provision, “cause” shall mean, with respect to any particular Trustee, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such Trustee caused demonstrable, material harm to the Trust through bad faith or active and deliberate dishonesty.
Approval of a Reorganization or Merger	The affirmative vote or consent of the holders of not less than two-thirds of the shares outstanding and entitled to vote is required to approve a merger, consolidation or sale of substantially all of the assets of the Trust (except where the merger, consolidation or sale is with a non-operating entity), provided, however, that if such merger, consolidation, or sale, has been previously approved by the affirmative vote of two-thirds of the Trustees, the vote of a majority of the outstanding voting securities (as defined in the 1940 Act), is required.	The affirmative vote of the holders of shares entitled to cast at least 80% of the votes entitled to be cast on the matter, each voting as a separate class, shall be necessary to effect any merger, conversion, consolidation, share exchange or sale or exchange of all or substantially all of the assets of the Trust that the Maryland General Corporation Law requires be approved by the stockholders of a Maryland corporation, provided, however, if approved by a vote of at least two-thirds of the continuing Trustees (as defined in the Declaration of Trust) and the Board of Trustees, no shareholder approval is required.
Termination of the Trust	The Trust may be terminated at any time (i) by the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders, or (ii) by the Trustees by written notice to the shareholders.	Notwithstanding the term of the Fund discussed above, the Trust may be liquidated or dissolved upon the affirmative vote of the holders of shares entitled to cast at least 80% of the votes entitled to be cast on the matter.

MANAGEMENT OF THE FUNDS

The Boards of the Funds

The Board of each Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act, under Maryland law (in the case of the Acquiring Fund) and under Massachusetts law (in the case of the Acquired Fund).

The Advisers of the Funds

First Trust, located at 120 East Liberty Drive, Suite 400, Wheaton, IL 60187, serves as the investment adviser to the Acquired Fund pursuant to an investment management agreement between the Acquired Fund and First Trust (the “Investment Management Agreement”). In addition, First Trust is responsible for providing certain clerical, bookkeeping and other administrative services to the Acquired Fund and also provides fund reporting services to the Acquired Fund for a flat annual fee. First Trust is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P. (“Grace Partners”), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust and the sole Trustee of the Acquired Fund who is not an Independent Trustee. As of September 30, 2023, First Trust had collective assets under management or supervision of approximately $195 billion through unit investment trusts, exchange-traded funds, closed-end funds, mutual funds and separately managed accounts. Subject to the general supervision of the Acquired Fund’s Board, and in accordance with the investment objective, policies, and restrictions of the Acquired Fund, First Trust is responsible for determining the Acquired Fund’s overall investment strategy and overseeing its implementation. First Trust provides such services to the Acquired Fund pursuant to the Investment Management Agreement. The Investment Management Agreement became effective for an initial two-year term and continues in effect from year to year provided such continuance is specifically approved at least annually in the manner required by the 1940 Act. A discussion regarding the basis for the Board’s renewal of the Investment Management Agreement is available in the Acquired Fund’s annual report to shareholders for the period ended November 30, 2022. The Acquired Fund pays to First Trust an investment management fee in consideration of the advisory and other services provided by First Trust to the Acquired Fund. Pursuant to the Investment Management Agreement, the Acquired Fund has agreed to pay First Trust a management fee payable on a quarterly basis at the annual rate of 0.40% of the Acquired Fund’s Total Assets (as defined below) up to and including $250 million, and 0.35% of the Acquired Fund’s Total Assets over $250 million. Total Assets, for the purpose of this calculation, generally means the average daily gross asset value of the Acquired Fund (including assets attributable to the Fund’s preferred shares, if any, and the principal amount of borrowings), minus the sum of the Acquired Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Acquired Fund and the liquidation preference of any outstanding preferred shares). The Acquired Fund commenced investment operations on March 25, 2004.

Delaware Investments Fund Advisers (“DIFA”), located at 100 Independence, 610 Market Street, Philadelphia, PA 19106, serves as the Acquired Fund’s sub-adviser and manages the Acquired Fund’s portfolio subject to First Trust’s supervision. The Acquired Fund pays contractual sub-advisory fees to DIFA. The Acquired Fund’s Core Component, which consists primarily of equity securities and equity-like securities issued by infrastructure issuers, is managed by the Global Listed Infrastructure team and, for its portfolio management services, DIFA is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Acquired Fund’s Total Assets. If the Acquired Fund’s Total Assets are greater than $250 million, DIFA receives an annual portfolio management fee of 0.65% for that portion of the Acquired Fund’s Total Assets over $250 million. The Acquired Fund’s Senior Loan Component is managed by the Macquarie High Yield Fixed Income team and, for its portfolio management services, DIFA is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund’s Total Assets.

abrdn Inc. serves as the investment adviser to the Acquiring Fund pursuant to an advisory agreement between the Acquiring Fund and abrdn Inc. (the “Advisory Agreement”) and is located at 1900 Market Street, Suite 200, Philadelphia, PA 19103. aIL serves as the investment sub-adviser to the Acquiring Fund and has its registered office at 10 Queens Terrace, Aberdeen, Aberdeenshire, United Kingdom, AB101XL. abrdn Inc. and aIL are each a wholly-owned subsidiary of abrdn Holdings Limited. abrdn Inc. and aIL are each an indirect wholly-owned subsidiary of abrdn plc, which manages or administers approximately $632.2 billion in assets as of June 30, 2023. The Acquiring Fund pays abrdn Inc. a monthly fee computed at the annual rate of 1.35% of the Acquiring Fund’s average daily Managed Assets. “Managed Assets” is defined as total assets of the Fund, including assets attributable to any form of leverage, minus liabilities (other than debt representing leverage and the aggregate liquidation preference of any preferred stock that may be outstanding). The Acquiring Fund commenced operations on July 29, 2020.

abrdn Inc. has contractually agreed to limit the total ordinary operating expenses of the Combined Fund following the consummation of the Reorganization (excluding leverage costs, interest, taxes, brokerage commissions, acquired fund fees and expenses and any non-routine expenses) from exceeding 1.65% of the average daily net assets of the Combined Fund on an annualized basis for twelve months following the closing of the Reorganization or June 30, 2025, whichever is later. This contractual limitation may not be terminated before twelve months following the closing of the Reorganization, or June 30, 2025, whichever is later, without the approval of the Combined Fund’s trustees who are not “interested persons” of the Combined Fund (as defined in the 1940 Act).

The Combined Fund may reimburse abrdn Inc., for the advisory fees waived or reduced and other payments remitted by abrdn Inc. and other expenses reimbursed as of a date not more than three years after the date when abrdn Inc. limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Combined Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by abrdn Inc., and the payment of such reimbursement is approved by the Board of the Combined Fund on a quarterly basis.

Information regarding the basis of the Board of the Acquiring Fund’s approval of the investment advisory and sub-advisory agreements with abrdn Inc. and aIL, respectively, is available in the Acquiring Fund’s annual shareholder report for the fiscal year ended September 30, 2023. aIL, a U.K. Company, serves as the investment sub-adviser to the Acquiring Fund, pursuant to a sub-advisory agreement among abrdn Inc., the Acquiring Fund and aIL (the “Sub-Advisory Agreement”). aIL’s principal place of business is located at 280 Bishopsgate, London, EC2M 4AG. For its services as the investment sub-adviser, aIL is paid only by abrdn Inc. out of its fees, and is not paid directly by the Acquiring Fund.

Under the Sub-Advisory Agreement, subject to the directions of abrdn Inc. and the Board, abrdn Inc. has retained aIL to monitor on a continuous basis the performance of the Acquiring Fund’s assets and to assist abrdn Inc. in conducting a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Acquiring Fund’s assets.

The Advisory and Sub-Advisory Agreements with abrdn Inc. and aIL, respectively, were effective for an initial term of two years and may be continued thereafter from year to year provided such continuance is specifically approved at least annually in the manner required by the 1940 Act. The Advisory and Sub-Advisory Agreements may be terminated at any time without payment of penalty by the Acquiring Fund or by aIL upon 60 days’ written notice. The Advisory and Sub-Advisory Agreements will automatically terminate in the event of its assignment, as defined under the 1940 Act. Under the Advisory and Sub-Advisory Agreements, abrdn Inc. and aIL are permitted to provide investment advisory services to other clients.

In rendering investment advisory services to the Acquiring Fund, aIL and abrdn Inc. may use the resources of subsidiaries owned by abrdn plc. The abrdn plc affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from the abrdn plc affiliates may render portfolio management, research and/or trade services to U.S. clients of aIL or abrdn Inc.

Portfolio Management of the Acquired Fund

The portfolio managers who have primary responsibility for the day-to-day management of the Acquired Fund’s portfolio are Anthony Felton, CFA, and Adam H. Brown, CFA.

Listed below are the biographies for the members of the portfolio management team of the Acquired Fund.

Anthony Felton, CFA – Anthony Felton is a founding member of Macquarie’s Global Listed Infrastructure Securities business, joining the firm in 2004. He has more than 16 years of experience as a global listed infrastructure investor and 10 years of experience as a portfolio manager for Macquarie’s Global Listed Infrastructure strategies. Mr. Felton has significant experience in the analysis of regulated infrastructure companies, such as water, electricity, and gas distribution assets, as well as user demand infrastructure assets such as airports, toll roads, and rail as well as energy and communications infrastructure. He has a Bachelor of Commerce from the University of New South Wales.

Adam H. Brown, CFA – Adam H. Brown is a Senior Portfolio Manager for the firm’s high yield strategies within Macquarie Asset Management Fixed Income (MFI). He manages MFI’s bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Mr. Brown joined Macquarie Asset Management (MAM) in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he had worked since 2002. At Four Corners, he was a co-portfolio manager on the firm’s collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Mr. Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned an MBA from the A.B. Freeman School of Business at Tulane University and a bachelor’s degree in Accounting from the University of Florida

Portfolio Management of the Acquiring Fund

The Acquiring Fund is managed by abrdn’s Global Equity team, which is responsible for the Acquiring Fund’s public infrastructure investments, and abrdn’s Real Assets Team, which is responsible for the Acquiring Fund’s private/direct infrastructure investments. The portfolio managers are responsible for the day-to-day management of their respective sleeves of the Acquiring Fund’s overall investment portfolio. As of the date of filing this Proxy Statement/Prospectus, the following individuals have primary responsibility for the day-to-day management of the Acquiring Fund’s portfolio:

Dominic Byrne, CFA – Head of Global Equities – Dominic Byrne is Head of Global Equities and is portfolio manager on abrdn’s global and responsible range of equity funds. He joined the firm in 2000 as part of the UK Equity Team at Standard Life (which merged in August 2017 with the Adviser’s parent company to form what is now abrdn plc). In December 2008, he joined the Global Equity Team and has managed a range of global equity strategies. In 2018, he was appointed Deputy Head of Global Equities and in 2020, he became Head of Global Equity. He graduated with a mEng in Engineering Science and is a CFA® charterholder.

Joshua Duitz – Deputy Head of Global Equities – Currently, Deputy Head of the Global Equities Team, Mr. Duitz is responsible for managing abrdn Global Infrastructure Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Dynamic Dividend Fund and the abrdn Dynamic Dividend Fund (AIFRX, AOD, AGD and ADVDX). He joined ASII in 2018 from Alpine Woods Capital Investors LLC where he was a Portfolio Manager. Previously, Mr. Duitz worked for Bear Stearns where he was a Managing Director, Principal and traded international equities. Prior to that, he worked for Arthur Andersen where he was a senior auditor.

Eric Purington — Investment Director–- Eric Purington is an Investment Director on the Real Assets Team and is a Portfolio Manager for the abrdn Global Infrastructure Income Fund (ASGI), responsible for managing the Fund’s private/direct infrastructure investments. Eric joined abrdn in April 2022. Previous to abrdn, Mr. Purington worked at Tribay (2019 to 2022) and EverStream Capital (2014 to 2019) as an Investment Director focused on renewable energy investment in the US and Asia. He started his career in infrastructure investment in 2010 at Highstar Capital, now part of Oaktree. Mr. Purington is a graduate of Yale College.

Donal Reynolds, CFA – Investment Director – Global Equities – Donal Reynolds is an Investment Director in the Global Equity Team and is lead Portfolio Manager for the Global Equity SICAV and the Global Focused Funds (OIEC & SICAV), as well as being co-lead of the Global Innovation Fund. He joined abrdn in 2006 as an Investment Process Analyst. In 2010, he transferred to the US Equity Team in Boston as Vice President. In 2014, he was promoted to Senior Vice President, Global Equities. Prior to this, he worked for a number of firms, including BIL-Dexia, ING, JP Morgan and Aegon. He graduated with an MA in Chinese Studies and a BSC in Management. Additionally, he holds the Investment Management Certificate and is a CFA Charterholder.

Other Service Providers

The other service providers for the Funds are as follows. The other service providers for the Acquiring Fund will be the service providers to the Combined Fund.

	Service Providers to the Acquired Fund	Service Providers to the Acquiring Fund
Administrator	The Bank of New York Mellon	abrdn Inc.
Custodian	The Bank of New York Mellon	State Street Bank and Trust Company
Transfer Agent, Dividend Paying Agent and Registrar	Computershare, Inc.	Computershare Trust Company, N.A.
Fund Accounting Services Provider	The Bank of New York Mellon	State Street Bank and Trust Company
Independent Registered Public Accounting Firm	Deloitte & Touche LLP	KPMG LLP
Fund Counsel	Chapman and Cutler LLP	Dechert LLP
Counsel to the Independent Trustees	Vedder Price P.C.	Faegre Drinker Biddle & Reath LLP

Capitalization

The table below sets forth the capitalization of the Acquired Fund and the Acquiring Fund as of September 30, 2023, and the pro forma capitalization of the Combined Fund as if the Reorganization had occurred on that date. As shown below, it is anticipated that the NAV of the Acquiring Fund shareholders’ shares would remain the same and Acquiring Fund assets would increase. However, differences between the valuation procedures of the Acquired Fund and those of the Acquiring Fund exist. Of relevance to the Acquired Fund is, for purposes of determining a Fund’s NAV, in certain circumstances, foreign equity securities that trade on a market that closes prior to the Fund’s valuation time are valued by applying valuation factors to the last quoted sale price. The Acquired Fund and the Acquiring Fund differ with respect to the circumstances in which such valuation factors are applied. The impact of this difference on the value of an Acquired Fund shareholder’s investment immediately after the Reorganization is consummated is uncertain and could be positive or negative depending on market conditions and could be material.

	Acquired Fund	Acquiring Fund	Adjustments		Pro Forma Combined Fund
Net Assets	$69,649,548	$481,826,629	None		$551,476,177
Common Shares Outstanding(a)	8,547,442	25,206,605	4,904,683	(b)	28,849,364
Net Asset Value Per Share	$8.15	$19.12	$(8.15	)(b)	$19.12

(a)	Based on the number of outstanding common shares as of September 30, 2023.
(b)	Reflects the exchange of Acquired Fund shares for Acquiring Fund shares as a result of the Reorganization.

AGREEMENT BETWEEN FIRST TRUST ADVISORS L.P. AND ABRDN INC.

First Trust and abrdn Inc. have entered into the Purchase Agreement pursuant to which abrdn Inc. will acquire the Business if the Reorganization is approved, and upon satisfaction or waiver of certain other conditions. More specifically, under the Purchase Agreement, First Trust has agreed to transfer to abrdn Inc., for a cash payment at the closing of the Asset Transfer (as defined below) and subject to certain exceptions, (i) all right, title and interest of First Trust in and to the books and records relating to the Business and the Acquired Fund and (ii) all goodwill of the Business as a going concern. Such transfers hereinafter are referred to collectively as the “Asset Transfer.”

Section 15(f) of the 1940 Act is a non-exclusive safe harbor provision that permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, the investment adviser that results in an “assignment” (as defined in the 1940 Act) of an investment advisory contract with such registered investment company, provided that two conditions are satisfied. First, during the three-year period after such transaction, at least 75% of the members of the investment company’s board of trustees may not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. Second, an “unfair burden,” as that term is described in Section 15(f), must not be imposed on such registered investment company as a result of such transaction or any express or implied terms, conditions, or understandings relating to such transaction during the two-year period after the date on which any such transaction occurs. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the sale whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

First Trust intends to qualify for the “safe harbor” provided by Section 15(f), and consequently: (i) for a period of three years after the Closing Date, at least 75% of the trustees of the Combined Fund will not be “interested persons” (as defined in the 1940 Act) of abrdn Inc., aIL or First Trust, and (ii) for a period of two years after the Closing Date, no “unfair burden,” as defined in the 1940 Act, will be imposed on the Combined Fund as a result of the Reorganization or any express or implied terms, conditions, or understandings applicable thereto.

ADDITIONAL INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

Description of Common Shares to be Issued by the Acquiring Fund; Comparison to the Acquired Fund

General. Both Funds offer one class of shares: common shares. As a general matter, with respect to the Acquiring Fund and the Acquired Fund, the common shares have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportional fractional vote.

The Acquiring Fund’s Declaration of Trust authorizes an 100,000,000 common shares, par value $0.001 per share. If the Reorganization is consummated, the Acquiring Fund will issue common shares to the shareholders of common shares of the Acquired Fund based on the relative per share NAV of the Acquiring Fund and the NAV of the assets of the Acquired Fund, in each case as of the date of the Reorganization. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable.

Preferred Shares and Other Securities. Currently, neither the Acquired Fund nor the Acquiring Fund have issued preferred shares.

Under the Acquired Fund’s Amended and Restated Declaration of Trust, the Board of the Acquired Fund may authorize the issuance of preferred shares and debt instruments as provided therein.

The Acquiring Fund’s Amended and Restated Declaration of Trust provides that the Board of the Fund may, subject to such restrictions or limitations, if any, as may be set forth in the Fund’s Amended and Restated Declaration of Trust or the Bylaws of the Trust and the requirements of the 1940 Act, authorize and issue such other securities (or series thereof) of the Fund as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Trustees see fit, including preferred shares of beneficial interest, debt securities or other senior securities.

Distributions. The Funds have different dividend policies with respect to the payment of dividends on their shares. Distributions of investment company taxable income for the Acquiring Fund are declared and paid on a monthly basis, whereas distributions of investment company taxable income for the Acquired Fund are declared and paid on a quarterly basis. Capital gains distributions, if any, are paid at least annually by both Funds.

Outstanding Common Shares as of the Record Date

Outstanding Shares
Acquired Fund	8,547,442
Acquiring Fund	25,206,605

Purchase and Sale

Each Fund’s common shares are listed on the NYSE. The common shares of the Acquiring Fund are listed on the NYSE under the ticker symbol “ASGI” and will continue to be so listed following the Reorganization. The common shares of the Acquired Fund are listed on the NYSE under the ticker symbol “MFD” and would be delisted from the NYSE following the Reorganization.

Purchase and sale procedures for the common shares of each of the Funds are similar. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of the Funds through privately negotiated transactions with existing shareholders.

Share Price Data

The Funds’ common shares have traded both at a premium and at a discount to the Funds’ NAV per common share. There can be no assurance that the Funds’ common shares will not trade at a discount in the future. Shares of closed-end investment companies frequently trade at a discount to NAV. It is not possible to state whether Combined Fund shares will trade at a discount or premium to NAV, or what the extent of any such discount or premium might be.

The following table sets forth for the fiscal quarters indicated the highest and lowest daily prices during the applicable quarter at the close of market on the NYSE per common share along with (i) the net asset value calculated on the day of the highest and lowest closing market prices at the close of the market on the NYSE and (ii) the highest and lowest premium or discount from NAV represented by such prices at the close of the market on the NYSE.

Acquired Fund

	Market Price ($)(1)		NAV ($)(2)		Premium/discount to NAV (%)(3)
Quarter Ended	High	Low	High	Low	High	Low
November 30, 2023	$7.73	$6.63	$8.76	$8.11	-11.76%	-18.25%
August 31, 2023	$8.15	$7.46	$9.28	$8.37	-12.18%	-10.87%
May 31, 2023	$8.56	$7.60	$9.73	$8.95	-12.02%	-15.08%
February 28, 2023	$8.83	$8.01	$9.65	$9.12	-8.50%	-12.17%
November 30, 2022	$9.74	$7.68	$9.46	$8.22	2.96%	-6.57%
August 31, 2022	$10.42	$8.55	$10.70	$9.69	-2.62%	-11.76%
May 31, 2022	$10.92	$9.41	$11.30	$10.52	-3.36%	-10.55%
February 28, 2022	$10.05	$9.28	$10.76	$10.22	-6.60%	-9.20%
November 30, 2021	$9.87	$9.39	$10.55	$10.36	-6.45%	-9.36%
August 31, 2021	$10.11	$9.71	$10.81	$10.54	-6.48%	-7.87%

(1) Based on high and low closing market price for the respective quarter.

(2) Based on the net asset value calculated on the day of the high and low closing market prices, as applicable, as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time).

(3) Calculated based on the information presented.

Acquiring Fund

	Market Price ($)(1)		NAV ($)(2)		Premium/discount to NAV (%)(3)
Quarter Ended	High	Low	High	Low	High	Low
September 30, 2023	18.33	16.1	21.58	19.12	-13.92%	-16.80%
June 30, 2023	18.16	16.91	21.6	20.25	-14.31%	-17.23%
March 31, 2023	18.55	17.1	21.57	20.16	-13.50%	-16.12%
December 31, 2022	18.3	15.56	21.27	18.37	-13.26%	-17.02%
September 30, 2022	19.75	15.73	22.25	18.77	-8.56%	-16.57%
June 30, 2022	20.62	17.65	23.49	20.51	-11.39	-14.15
March 31, 2022	20.69	18.76	23.23	21.45	-10.24	-14.26
December 31, 2021	21.19	19.32	23.24	22.00	-8.39	-12.18
September 30, 2021	21.77	19.70	23.78	22.27	-6.73	-11.97
June 30, 2021	22.35	19.71	23.87	22.13	-6.33	-12.05

(1) Based on high and low closing market price for the respective quarter.

(2) Based on the net asset value calculated on the day of the high and low closing market prices, as applicable, as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time).

(3) Calculated based on the information presented.

On November 30, 2023, the Acquired Fund’s NAV per share was $8.76 and the last reported sale price of a common share on the NYSE was $7.73, representing a discount to NAV of 11.76%. On November 30, 2023, the Acquiring Fund’s NAV per share was $20.17 and the last reported sale price of a common share on the NYSE was $17.46, representing a discount to NAV of 13.44%.

Performance Information

The performance table below illustrates the past performance of an investment in shares of the Acquired Fund and Acquiring Fund by setting forth the average total returns for the Acquired Fund for the fiscal year ended November 30, 2022, and for the Acquiring Fund for the fiscal year ended September 30, 2023. A Fund’s past performance does not necessarily indicate how its shares will perform in the future and the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares is not reflected in the below.

	Average Annual Total Return on NAV				Average Annual Total Return on Market Value
	Ten Years	Five Years	One Year	Since Inception	Ten Years	Five Years	One Year	Since Inception	Inception Date
Acquired Fund	4.10%	2.46%	1.03%	6.28%	4.05%	1.71%	-1.51%	5.59%	March 25, 2004
Acquiring Fund	n/a	n/a	9.80%	5.69%	n/a	n/a	11.04%	0.05%	July 29, 2020

For the Acquired Fund, Total Return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

For the Acquiring Fund Average Annual Total Return on NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period is assumed to be reinvested at the ending NAV. The actual reinvestment price for the last dividend declared in the period may often be based on a Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

NET ASSET VALUE OF COMMON SHARES OF THE ACQUIRING FUND

Common shares of the Acquiring Fund are listed on the NYSE. The NAV of the common shares of the Acquiring Fund is computed based upon the value of the Fund’s total assets. NAV is generally determined daily by the Acquiring Fund’s custodian as of the close of the regular trading session on each day that the NYSE is open for business. The NAV of the common shares of the Acquiring Fund is determined by calculating the total value of the Fund’s assets (the value of the securities, plus cash or other assets, including interest accrued but not yet received), deducting its total liabilities (including accrued expenses or dividends), and dividing the result by the number of common shares outstanding of the Fund. The Acquiring Fund reserves the right to calculate the NAV more frequently if deemed desirable.

The Acquiring Fund values its securities at current market value or fair value, consistent with regulatory requirements. Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the NYSE (usually 4:00pm ET). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open end mutual funds are valued at the respective NAV as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and ETFs are valued at the market price of the security at the Valuation Time.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined confidence threshold.

Derivative instruments are generally valued according to the following procedures. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

Pursuant to Rule 2a-5 under the 1940 Act, the Acquiring Fund Board designated aIL as the valuation designee (“Valuation Designee”) for the Acquiring Fund to perform the fair value determinations relating to Acquiring Fund investments for which market quotations are not readily available. In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation and liquidity procedures approved by the Acquiring Fund’s Board of Trustees.

Investments in Private Infrastructure Opportunities will typically be securities for which a liquid trading market does not exist. The fair value of these securities may not be readily determinable. The Fund will value these securities in accordance with the valuation and liquidity procedures discussed above. The types of factors that may be considered in fair value pricing of the Fund’s investments include, as applicable, the nature and realizable value of any collateral, the issuer’s ability to make payments, the markets in which the issuer does business, comparison to publicly traded companies discounted cash flows and other relevant factors. Because such valuations, and particularly valuations of non-traded securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The determination of fair value by the Board of Trustees may differ materially from the values that would have been used if a liquid trading market for these securities existed. In addition, the impact of changes in the market environment and other events on the fair values of the Fund’s investments that have no readily available market values may differ from the impact of such changes on the readily available market values for the Fund’s other investments. The Fund’s NAV could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments. The Adviser will attempt to obtain current information to value all fair valued securities, but it is anticipated that such information for certain of the private investments in the Fund’s portfolio could be available on no more than a quarterly basis, based on valuations issued by the underlying sponsors of the private investments.

When an Acquiring Fund common shareholder sells common shares, he or she will typically receive the market price for such common shares, which may be less than the NAV of such common shares.

DIVIDEND REINVESTMENT AND OPTIONAL CASH PURCHASE PLAN

The dividend reinvestment plan (the “Plan”) of the Acquiring Fund, described below, will be the dividend reinvestment plan of the Combined Fund.

The Acquiring Fund intends to distribute to shareholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), shareholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent” or “Computershare”) in the Acquiring Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive such distributions paid by check in US dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Acquiring Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the shareholders in administering the Plan. If the Trustees of the Acquiring Fund declare an income dividend or a capital gains distribution payable either in the Acquiring Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Acquiring Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Acquiring Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the NYSE, the immediately preceding trading date. If NAV exceeds the market price of Acquiring Fund shares at such time, or if the Acquiring Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Acquiring Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of an Acquiring Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Acquiring Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Acquiring Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Acquiring Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Acquiring Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her US bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Acquiring Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Acquiring Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Acquiring Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority) only by mailing a written notice at least 30 days’ prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 43006, Providence, RI 02940-3078.

CERTAIN PROVISIONS OF THE ACQUIRING FUND’S DECLARATION OF TRUST AND BYLAWS

The following description of certain provisions of the Acquiring Fund’s Declaration of Trust and Bylaws is only a summary. For a complete description, please refer to the Declaration of Trust and Bylaws, which have been filed as exhibits to the Proxy Statement/Prospectus.

The Declaration of Trust and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of the Acquiring Fund, causing the Acquiring Fund to engage in certain transactions or modifying the Acquiring Fund’s structure. Furthermore, these provisions may have the effect of depriving shareholders of the opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of the Acquiring Fund. These provisions, which are summarized below, may be regarded as “anti-takeover” provisions.

In addition, with respect to provisions in the Acquiring Fund’s Bylaws relating to actions by shareholders, described below, shareholders should be aware that they cannot waive their rights under the federal securities laws. The exclusive forum provisions in the Acquiring Fund’s Bylaws, described below, may increase costs for a shareholder to bring a claim and may discourage claims or limit investors’ ability to bring a claim in a judicial forum that they find favorable. Further, the enforceability of an exclusive forum provision is questionable.

Fifteen-year term

The Acquiring Fund’s Declaration of Trust provides that the Acquiring Fund will have a limited period of existence and will dissolve as of the close of business fifteen (15) years from the effective date of the initial registration statement of the Acquiring Fund (such date, including any extension, the “Termination Date”); provided, that the Board of Trustees may vote to extend the Termination Date (1) for one period that may in no event exceed one year following the Termination Date, and (2) for one additional period that may in no event exceed six months, in each case without a vote of the Acquiring Fund’s shareholders. On or before the Termination Date, the Acquiring Fund will cease its investment operations, retire or redeem its leverage facilities, if any, liquidate its investment portfolio (to the extent possible) and distribute all of its liquidated net assets to common shareholders of record in one or more distributions on or after the Termination Date. Notwithstanding the foregoing, if the Board of Trustees determines to cause the Acquiring Fund to conduct an Eligible Tender Offer (as defined herein) and the Eligible Tender Offer is completed, the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Acquiring Fund, eliminate the Termination Date and provide for the Acquiring Fund’s perpetual existence, subject to the terms and conditions described herein.

The Acquiring Fund’s Declaration of Trust provides that an eligible tender offer (an “Eligible Tender Offer”) is a tender offer by the Acquiring Fund to purchase up to 100% of the then-outstanding common shares of beneficial interest (“common shares”) of the Acquiring Fund as of a date within the 12 months preceding the Termination Date. It is anticipated that shareholders who properly tender common shares in the Eligible Tender Offer will receive a purchase price equal to the NAV per share as of a date following the expiration date of the Eligible Tender Offer and prior to the payment date. The Declaration of Trust provides that, following an Eligible Tender Offer, the Acquiring Fund must have at least $100 million of net assets to ensure its continued viability (the “Termination Threshold”). If the number of properly tendered common shares would result in Fund’s net assets totaling less than the Termination Threshold, the Eligible Tender Offer will be terminated and no common shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Acquiring Fund will begin (or continue) liquidating its investment portfolio and proceed to terminate on the Termination Date. If the number of properly tendered common shares would result in the Acquiring Fund’s net assets totaling greater than the Termination Threshold, the Acquiring Fund will purchase all common shares properly tendered and not withdrawn pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board of Trustees may vote to eliminate the Termination Date without a vote of the Acquiring Fund shareholders and cause the Acquiring Fund to have a perpetual existence.

Classification of the Board of Trustees; Election of Trustees

The Acquiring Fund’s Declaration of Trust provides that the Acquiring Fund’s trustees are designated as Trustees, and that the Acquiring Fund’s business and affairs are managed under the direction of the Board of Trustees.

The Acquiring Fund’s Declaration of Trust provides that the number of Trustees may be established only by a majority of the Board of Trustees then in office pursuant to the Bylaws. The Bylaws provide that the number of Trustees may not be greater than nine or less than one. Subject to any applicable limitations of the 1940 Act, and subject to any preferential rights of a class or series of preferred shares, any vacancy may be filled, at any regular meeting or at any special meeting called for that purpose, only by a majority of the remaining Trustees, even if those remaining Trustees do not constitute a quorum and any Trustee elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies. Pursuant to the Declaration of Trust, on the first day the Acquiring Fund has more than one shareholder of record, the Board of Trustees is divided into three classes: Class I, Class II and Class III. Upon the expiration of their current terms, Trustees of each class will be elected to serve until the third annual meeting following their election and until their successors are duly elected and qualify. Each year only one class of Trustees will be elected by the shareholders. The classification of the Board of Trustees should help to assure the continuity and stability of the Acquiring Fund’s strategies and policies as determined by the Board of Trustees.

The classified Board provision could have the effect of making the replacement of incumbent Trustees more time-consuming and difficult. At least two annual meetings of shareholders, instead of one, generally will be required to effect a change in a majority of the Board of Trustees. Thus, the classified Board provision could increase the likelihood that incumbent Trustees will retain their positions. The staggered terms of Trustees may delay, defer or prevent a change in control of the Acquiring Fund, even though a change in control might be in the best interests of the shareholders.

Removal of Trustees

The Acquiring Fund’s Declaration of Trust provides that, subject to the rights of holders of one or more classes of preferred shares, if any, a Trustee may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of Trustees. This provision, when coupled with the provisions in the Declaration of Trust and Bylaws authorizing only the Board of Trustees to fill vacancies, precludes shareholders from removing incumbent Trustees, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of shareholders.

Approval of Extraordinary Trust Action; Amendment of Declaration of Trust and Bylaws

Subject to certain exceptions described below, the Acquiring Fund’s Declaration of Trust provides for approval of amendments to the Declaration of Trust by the shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter. The Declaration of Trust also provides that (1) the Acquiring Fund’s liquidation or dissolution, or any merger, conversion, consolidation, share exchange or sale or exchange of all or substantially all of its assets that would require the approval of the shareholders of a Maryland corporation under the Maryland General Corporation Law; (2) certain transactions between the Acquiring Fund and any person or group of persons acting together, and any person controlling, controlled by or under common control with any such person or member of such group, that may exercise or direct the exercise of 10% or more of the Acquiring Fund’s voting power in the election of Trustees; (3) any amendment to the Declaration of Trust converting the Acquiring Fund from a closed-end investment company to an open-end investment company or otherwise make the common shares a redeemable security and (4) any amendment to certain provisions of the Declaration of Trust, including the provisions relating to the number, qualifications, certain other duties specified in the Declaration of Trust, classification, election and removal of Trustees, requires the approval of the shareholders entitled to cast at least 80% of the votes entitled to be cast on such matter. If such a proposal is approved by at least two-thirds of the Continuing Trustees (defined below), in addition to approval by the full Board, such proposal may be approved by the affirmative vote of the shareholders entitled to cast a majority of the votes entitled to be cast on such matter or, in the case of transactions described in (2) above or any merger, conversion, consolidation, share exchange or sale or exchange of all or substantially all of the Acquiring Fund’s assets, no shareholder approval is required, unless expressly required by the Declaration of Trust or the 1940 Act. The “Continuing Trustees” are defined in the Declaration of Trust as (1) the current Trustees that were serving at the time of closing of the initial public offering by the Acquiring Fund of common shares (“Initial Trustees”); (2) those Trustees whose nomination for election by the shareholders or whose election by the Board to fill vacancies is approved by a majority of Initial Trustees on the Board at the time of the nomination or election, as applicable or (3) any successor Trustees whose nomination for election by the shareholders or whose election by the Trustees to fill vacancies is approved by a majority of the Continuing Trustees or successor Continuing Trustees then in office. This provision could make it more difficult for certain extraordinary transactions to be approved if they are opposed by the Continuing Trustees and discourage proxy contests for control of the Board by persons wishing to cause such transactions to take place.

Notwithstanding the foregoing vote requirements, the Acquiring Fund’s Declaration of Trust provides that a sale or exchange of all or substantially all of the Acquiring Fund’s assets in connection with the termination or an Eligible Tender Offer does not require shareholder approval.

Subject to certain exceptions described above and as otherwise provided in the Acquiring Fund’s Declaration of Trust or in the terms of any series or class of shares of beneficial interest, a majority of the entire Board of Trustees, with the vote of a majority of the Continuing Trustees, may amend the Declaration of Trust without any action by the shareholder. The Declaration of Trust and Bylaws provide that the Board of Trustees has the exclusive power to make, alter, amend or repeal any provision of the Acquiring Fund’s Bylaws.

Advance Notice of Trustee Nominations and New Business

The Bylaws of the Acquiring Fund provide that, with respect to an annual meeting of shareholders, nominations of persons for election to the Board of Trustees and the proposal of other business to be considered by shareholders may be made only (1) by or at the direction of the Board of Trustees, or (2) by a shareholder who was a shareholder of record from the time such shareholder gives notice to the time of the annual meeting who is entitled to vote at the annual meeting in the election of each individual so nominated and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of shareholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Trustees at a special meeting may be made only (1) by or at the direction of the Board of Trustees, or (2) provided that the Board of Trustees has determined that Trustees shall be elected at such special meeting, by a shareholder who was a shareholders of record from the time the shareholder gives notice to the time of the special meeting who is entitled to vote at the special meeting and who has complied with the advance notice provisions of the Bylaws.

Shareholder-Requested Special Meetings

The Acquiring Fund’s Bylaws provide that special meetings of shareholders may be called by the Board of Trustees and certain of the Acquiring Fund’s officers. In addition, the Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the Acquiring Fund’s secretary upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Action by Shareholders

Under the Acquiring Fund’s Declaration of Trust and Bylaws, shareholder action can be taken only at an annual or special meeting of shareholders. In addition, the Acquiring Fund’s Declaration of Trust prohibits derivative actions on behalf of the Trust by any person who is not a Trustee or shareholder of the Trust, except that such provision does not apply to any claims asserted under the US federal securities laws including, without limitation, the 1940 Act.

Exclusive Forum

The Acquiring Fund’s Bylaws provide that, unless the Acquiring Fund consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Acquiring Fund, (b) any action asserting a claim of breach of any duty owed by any Trustee, officer or employee of the Acquiring Fund to the Acquiring Fund or to the shareholders of the Acquiring Fund, (c) any action asserting a claim against the Acquiring Fund or any Trustee, officer or employee of the Acquiring Fund arising pursuant to any provision of the Trust Act, the Declaration of Trust or the Bylaws, or (d) any other action asserting a claim against the Acquiring Fund or any Trustee, officer or employee of the Acquiring Fund that is governed by the internal affairs doctrine. This exclusive forum provision does not apply to any claim under the US federal securities laws.

ACQUIRING FUND’S TERM

The Acquiring Fund’s Declaration of Trust provides that the Acquiring Fund will have a limited period of existence and will dissolve as of the close of business fifteen (15) years from the effective date of the initial registration statement of the Acquiring Fund, on the Termination Date; provided that the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Acquiring Fund, vote to extend the Termination Date (1) for one period that may in no event exceed one year following the Termination Date, and (2) for one additional period that may in no event exceed six months. Notwithstanding the foregoing, if the Board of Trustees determines to cause the Acquiring Fund to conduct an Eligible Tender Offer, and the Eligible Tender Offer is completed, the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Acquiring Fund, eliminate the Termination Date and provide for the Acquiring Fund’s perpetual existence, subject to the terms and conditions described below.

Eligible Tender Offer

The Acquiring Fund’s Declaration of Trust provides that an Eligible Tender Offer is a tender offer by the Acquiring Fund to purchase up to 100% of the then outstanding common shares as of a date within the 12 months preceding the Termination Date. It is anticipated that shareholders who properly tender common shares in the Eligible Tender Offer will receive a purchase price equal to the NAV per share as of a date following the expiration date of the Eligible Tender Offer and prior to the payment date. In an Eligible Tender Offer, the Acquiring Fund will offer to purchase all outstanding common shares held by each shareholder. The Acquiring Fund’s Declaration of Trust provides that, following an Eligible Tender Offer, the Acquiring Fund must have net assets greater than or equal to the Termination Threshold of $100 million of net assets to ensure the Acquiring Fund’s continued viability.

If the number of common shares properly tendered in an Eligible Tender Offer would result in the Acquiring Fund’s net assets totaling greater than the Termination Threshold, the Acquiring Fund will purchase all common shares properly tendered and not withdrawn pursuant to the terms of the Eligible Tender Offer and following the completion of such Eligible Tender Offer, the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Acquiring Fund, eliminate the Termination Date and cause the Acquiring Fund to have a perpetual existence. In making a decision to eliminate the Termination Date to provide for the Acquiring Fund’s perpetual existence, the Board of Trustees will take such actions with respect to the Acquiring Fund’s continued operations as it deems to be in the best interests of the Acquiring Fund, based on market conditions at such time, the extent of common shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board of Trustees in consultation with the Adviser, taking into account that the Adviser may have a potential conflict of interest in seeking to convert the Acquiring Fund to a perpetual fund.

If the number of properly tendered common shares would result in the Acquiring Fund’s net assets totaling less than the Termination Threshold, the Eligible Tender Offer will be terminated, no common shares will be repurchased pursuant to the Eligible Tender Offer and the Acquiring Fund will begin (or continue) liquidating the Acquiring Fund’s investment portfolio and proceed to terminate on the Termination Date.

The Adviser will pay all costs and expenses associated with the making of an Eligible Tender Offer, other than brokerage and related transaction costs associated with disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by the Acquiring Fund and its common shareholders. An Eligible Tender Offer would be made, and common shareholders would be notified thereof, in accordance with the Acquiring Fund’s Declaration of Trust, the 1940 Act, the Exchange Act, and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the Exchange Act).

Termination and Liquidation

On or before the Termination Date, the Acquiring Fund will cease its investment operations, retire or redeem its leverage facilities, if any, liquidate its investment portfolio (to the extent possible) and distribute all of its liquidated net assets to common shareholders of record in one or more distributions on or after the Termination Date. In determining whether to extend the term, the Board of Trustees may consider a number of factors, including, without limitation, whether the Acquiring Fund would be unable to sell its assets at favorable prices in a time frame consistent with the Termination Date due to lack of market liquidity or other adverse market conditions, or whether market conditions are such that it is reasonable to believe that, with an extension, the Acquiring Fund’s remaining assets would appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing its operations.

The Acquiring Fund’s Adviser and Sub-Adviser will seek to manage its investment portfolio consistent with its obligation to cease operations on the Termination Date. To that end, the Adviser and Sub-Adviser intend to seek Private Infrastructure Opportunities that they reasonably expect can be sold or otherwise exited at favorable prices on or before the Termination Date. However, there is no assurance that a market or other exit strategy will be available for the Acquiring Fund’s less liquid investments, including investments in Private Infrastructure Opportunities. As the Termination Date approaches, the Acquiring Fund expects that the Adviser and Sub-Adviser will seek to liquidate the Acquiring Fund’s less liquid investments. As a result, based on prevailing market conditions, available investment opportunities and other factors, the Acquiring Fund may invest the proceeds from the sale of such investments in corporate debt securities or in listed equity securities, thereby increasing the portion of its total assets invested in those types of securities, or the Adviser may invest the proceeds in money market mutual funds; cash; cash equivalents; securities issued or guaranteed by the US government or its instrumentalities or agencies; high quality, short-term money market instruments; short-term debt securities; certificates of deposit; bankers’ acceptances and other bank obligations; commercial paper or other liquid debt securities. As a result, as the Termination Date approaches, the Acquiring Fund’s monthly cash distributions may decline, and there can be no assurance that the Acquiring Fund will achieve its investment objective or that its investment strategies will be successful.

Depending on a variety of factors, including the performance of the Acquiring Fund’s investment portfolio over the period of its operations, the amount distributed to common shareholders in connection with the Acquiring Fund’s termination or paid to participating common shareholders upon completion of an Eligible Tender Offer may be less, and potentially significantly less, than your original investment. The Acquiring Fund’s final distribution to common shareholders on the Termination Date and the amount paid to participating common shareholders upon completion of an Eligible Tender Offer will be based upon the Acquiring Fund’s NAV at such time, and initial investors and any investors that purchase the Acquiring Fund’s common shares may receive less, and potentially significantly less, than their original investment. Additionally, although tendering shareholders will receive an amount equal to NAV for their shares in an Eligible Tender Offer, given the nature of certain of the Acquiring Fund’s investments, the Acquiring Fund’s NAV may be impacted by the sale of such investments and, as a result, the amount actually distributed upon the Acquiring Fund’s termination may be less than the Acquiring Fund’s net asset value per share on the Termination Date, and the amount actually paid upon completion of an Eligible Tender Offer may be less than the Acquiring Fund’s NAV per share on the expiration date of the Eligible Tender Offer.

Because the Acquiring Fund’s assets will be liquidated in connection with its termination or to pay for common shares tendered in an Eligible Tender Offer, the Acquiring Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Acquiring Fund to lose money. The Acquiring Fund will make a distribution on the Termination Date of all cash raised from the liquidation of its assets prior to that time. However, given the nature of certain of the Acquiring Fund’s investments, particularly its investments in Private Infrastructure Opportunities, the Acquiring Fund may be unable to liquidate certain of its investments until well after the Termination Date. In this case, the Acquiring Fund may make one or more additional distributions after the Termination Date of any cash received from the ultimate liquidation of those investments. This would delay distribution payments, perhaps for an extended period of time, and there can be no assurance that the total value of the cash distribution made on the Termination Date and such subsequent distributions, if any, will equal the Acquiring Fund’s NAV on the Termination Date, depending on the ultimate results of such post-Termination Date asset liquidations. If, as a result of lack of market liquidity or other adverse market conditions, the Acquiring Fund’s Board of Trustees determines it is in the best interests of the Acquiring Fund, the Acquiring Fund may transfer any illiquid portfolio investments that remain unsold on the Termination Date to a liquidating trust and distribute interests in such liquidating trust to common shareholders as part of its final distribution. The liquidating trust, if used, would be a separate entity from the Acquiring Fund and, in reliance on Section 7 of the 1940 Act, would not be a registered investment company under the 1940 Act. Interests in the liquidating trust are expected to be nontransferable, except by operation of law. The sole purpose of the liquidating trust would be to hold illiquid investments of the Acquiring Fund that were unable to be sold and to dispose of such investments. As such investments are sold over time by the liquidating trust, the liquidating trust would distribute cash to its shareholders.

There can be no assurance as to the timing of or the value obtained from such liquidation.

The Acquiring Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Acquiring Fund is not a “target term” fund whose investment objective is to return its original NAV on the Termination Date or in an Eligible Tender Offer. The final distribution of net assets per common share upon termination or the price per common share in an Eligible Tender Offer may be more than, equal to or less than the initial public offering price per common share.

APPRAISAL RIGHTS

Shareholders of the Acquired Fund and the Acquiring Fund do not have appraisal rights in connection with the proposed transactions.

FINANCIAL HIGHLIGHTS

The Acquired Fund

The information for the six months ended May 31, 2023, is unaudited. The information for the other periods shown has been audited by Deloitte & Touche LLP, the Acquired Fund’s independent registered public accounting firm, unless identified as unaudited. Financial statements for the fiscal year ended November 30, 2022, and the Report of the Independent Registered Public Accounting Firm thereon appear in the Acquired Fund’s Annual Report for the fiscal year ended November 30, 2022, which is available at https://www.ftportfolios.com and upon request.

	Six Months
	Ended
	5/31/2023		Year Ended November 30,
	(Unaudited)		2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.42		$10.14	$9.49	$11.08	$10.77	$13.34
Income from investment operations:
Net investment income (loss)	0.21		0.49	0.70	0.77	0.85	1.10
Net realized and unrealized gain (loss)	(0.28)		(0.41)	0.75	(1.51)	0.51	(2.47)
Total from investment operations	(0.07)		0.08	1.45	(0.74)	1.36	(1.37)
Distributions paid to shareholders from:
Net investment income	(0.40)		(0.52)	(0.66)	(0.85)	(0.45)	(0.94)
Return of capital	—		(0.28)	(0.14)	—	(0.60)	(0.26)
Total distributions paid to Common Shareholders	(0.40)		(0.80)	(0.80)	(0.85)	(1.05)	(1.20)
Net asset value, end of period	$8.95		$9.42	$10.14	$9.49	$11.08	$10.77
Market value, end of period	$7.60		$8.74	$9.65	$8.20	$10.21	$10.41
Total return based on net asset value (a)	(0.17)%		1.03%	15.96%	(5.54)%	13.75%	(10.29)%
Total return based on market value (a)	(8.63)%		(1.51)%	27.71%	(11.42)%	8.44%	(9.91)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$76,524		$80,481	$86,659	$81,102	$94,686	$92,096
Ratio of total expenses to average net assets	3.80	%(b)	2.66%	2.13%	2.50%	3.15%	3.04%
Ratio of total expenses to average net assets excluding interest expense	1.73	%(b)	1.75%	1.70%	1.85%	1.80%	1.79%
Ratio of net investment income (loss) to average net assets	4.45	%(b)	4.85%	6.84%	7.85%	7.57%	9.16%
Portfolio turnover rate	38%		66%	92%	209%	153%	216%
Indebtedness:
Total loan outstanding (in 000’s)	$27,550		$27,550	$33,250	$27,050	$38,100	$39,200
Asset coverage per $1,000 of indebtedness (c)	$3,778		$3,921	$3,606	$3,998	$3,485	$3,349

(a)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(b)	Annualized.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.

The Acquired Fund

	Year Ended November 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.67	$13.51	$17.66	$16.65	$15.91
Income from investment operations:
Net investment income (loss)	1.18	1.13	1.44	1.23	1.29
Net realized and unrealized gain (loss)	0.69	(0.77)	(4.19)	1.18	0.85
Total from investment operations	1.87	0.36	(2.75)	2.41	2.14
Distributions paid to shareholders from:
Net investment income	(1.13)	(1.02)	(1.34)	(1.40)	(1.40)
Return of capital	(0.07)	(0.18)	(0.06)	—	—
Total distributions paid to Common Shareholders	(1.20)	(1.20)	(1.40)	(1.40)	(1.40)
Common Share repurchases	0.00 (a)	—	—	—	—
Net asset value, end of period	$13.34	$12.67	$13.51	$17.66	$16.65
Market value, end of period	$12.84	$11.08	$12.27	$16.97	$16.02
Total return based on net asset value (b)	15.39%	3.73%	(15.79)%	14.81%	14.41%
Total return based on market value (b)	27.00%	(0.12)%	(20.41)%	14.73%	17.94%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$113,872	$108,269	$115,393	$150,671	$142,058
Ratio of total expenses to average net assets	2.61%	2.32%	2.04%	1.95%	2.08%
Ratio of total expenses to average net assets excluding interest expense	1.72%	1.73%	1.69%	1.65%	1.70%
Ratio of net investment income (loss) to average net assets	8.66%	8.37%	9.00%	6.81%	7.78%
Portfolio turnover rate	181%	199%	223%	158%	177%
Indebtedness:
Total loan outstanding (in 000’s)	$42,500	$42,500	$45,000	$57,500	$47,500
Asset coverage per $1,000 of indebtedness (c)	$3,679	$3,547	$3,564	$3,620	$3,991

(a)	Amount represents less than $0.01 per share.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.

The Acquiring Fund

The information shown has been audited by KPMG LLP, the Acquiring Fund’s independent registered public accounting firm, unless identified as unaudited. Financial statements for the fiscal year ended September 30, 2023, and the Report of the Independent Registered Public Accounting Firm thereon appear in the Acquiring Fund’s Annual Report for the fiscal year ended September 30, 2023, which is available at https://www.abrdnasgi.com/ and upon request.

	For the Fiscal Years Ended September 30,						For the Period Ended September 30,
	2023		2022		2021		2020(a)
PER SHARE OPERATING PERFORMANCE(b):
Net asset value per common share, beginning of period	$18.93		$22.27		$19.43		$20.00
Net investment income	0.28		0.04		0.20		0.02
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	1.39		(2.01)		3.94		(0.59)
Total from investment operations applicable to common shareholders	1.67		(1.97)		4.14		(0.57)
Distributions to common shareholders from:
Net investment income	(0.68)		(0.22)		(1.20)		–
Net realized gains	(0.76)		(1.15)		(0.10)		–
Total distributions	(1.44)		(1.37)		(1.30)		–
Net asset value per common share, end of year	$19.16		$18.93		$22.27		$19.43
Market price, end of year	$16.10		$15.73		$19.93		$17.51
Total Investment Return Based on(c):
Market price	11.04%		(15.23)%		21.54%		(12.45)%
Net asset value	9.80	%(d)	(8.70	)%(d)	22.39	%(d)	(2.85)%
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$482,924		$167,645		$197,185		$172,015
Average net assets applicable to common shareholders (000 omitted)	$372,392		$195,544		$196,015		$177,052
Net operating expenses, net of fee waivers	1.83	%(e)	1.99	%(e)	1.78%		2.00	%(f)(g)
Net operating expenses, excluding deferred tax expense	1.65%		1.79%		1.78%		2.00	%(f)(g)
Net operating expenses, excluding fee waivers	1.85%		1.99%		1.78%		2.00	%(f)(g)
Net Investment income	1.36%		0.20%		0.92%		0.55	%(f)
Portfolio turnover	28	%(h)	25%		28%		–	(i)

(a)	For the period from July 29, 2020 (commencement of operations) through September 30, 2020.
(b)	Based on average shares outstanding.
(c)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(d)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(e)	The Fund recorded a deferred tax liability primarily associated with its subsidiary’s investments in partnerships of $654,810 and $402,135 for the years ended September 30, 2023 and September 30, 2022, respectively.
(f)	Annualized.
(g)	The expense ratio is higher than the Fund anticipates for a typical fiscal year due to the short fiscal period covered by the report.
(h)	The portfolio turnover calculation excludes $194,946,484 and $181,919,462 of proceeds received and cost of investments related to rebalancing the portfolio after the fund reorganization which occurred on March 10, 2023.
(i)	Not annualized.

Amounts listed as “–” are $0 or round to $0.

INFORMATION ABOUT THE REORGANIZATION

Pursuant to the Reorganization Agreement (a form of which is attached as Appendix A to this Proxy Statement/Prospectus), the Acquired Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume all of the Acquired Fund’s liabilities and obligations in exchange solely for newly issued common shares of the Acquiring Fund, which will be distributed by the Acquired Fund to its shareholders in the form of a liquidating distribution. Acquiring Fund common shares issued to the Acquired Fund shareholders will have an aggregate NAV equal to the aggregate NAV of the Acquired Fund’s outstanding common shares immediately prior to the Reorganization. Each shareholder of the Acquired Fund will receive the number of Acquiring Fund common shares corresponding to his or her proportionate interest in the common shares of the Acquired Fund (with cash in lieu of fractional shares of the Acquiring Fund, which may be taxable). The Reorganization, together with related acts necessary to consummate the same, shall occur at the principal office of the Acquiring Fund or via electronic exchange of documents in the first quarter of 2024 and after satisfaction or waiver of the conditions precedent to the Closing, immediately after the close of regular trading on the NYSE, or at such other place and/or on such other date as to which the parties may agree. As soon as practicable after the Closing Date for the Reorganization, the Acquired Fund will dissolve pursuant to Massachusetts law.

The distribution of Acquiring Fund common shares to the Acquired Fund shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and transferring to those shareholder accounts Acquiring Fund common shares. Each newly-opened account on the books of the Acquiring Fund for the former shareholders of the Acquired Fund will represent the respective pro rata number of Acquiring Fund common shares due to such shareholder.

TERMS OF THE REORGANIZATION AGREEMENT

The following is a summary of the significant terms of the Reorganization Agreement. The form of Reorganization Agreement is attached as Appendix A to the Proxy Statement/Prospectus.

Valuation of Common Shares

The NAV per Acquiring Fund share shall be computed as of the time at which the Acquired Fund and the Acquiring Fund calculate their NAV as set forth in their respective prospectuses (normally the close of regular trading on the NYSE) on the Closing Date (the “Effective Time”), after the declaration and payment of any dividends and/or other distributions on that date. At the closing of the Reorganization, the Reorganization Agreement sets forth that the Acquired Fund assets will be valued in accordance with the Acquired Fund’s valuation procedures as approved by the Board of the Acquired Fund. Upon the consummation of the Reorganization, the assets transferred to the Acquiring Fund will be valued pursuant to the Acquiring Fund’s valuation procedures as approved by the Board of Trustees of the Acquiring Fund.

Calculation of Number of Acquiring Fund Shares

As of the Effective Time, each Acquired Fund share outstanding immediately prior to the Effective Time shall be exchanged for Acquiring Fund shares in an amount equal to the ratio of the NAV per share of the Acquired Fund to the NAV per share of the Acquiring Fund. No fractional Acquiring Fund shares will be distributed unless such shares are to be held in a dividend reinvestment plan account. In the event Acquired Fund shareholders would be entitled to receive fractional Acquiring Fund shares, the Acquiring Fund’s transfer agent will aggregate such fractional shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Acquired Fund shareholders, and each such Acquired Fund shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Acquired Fund shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Acquired Fund shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

Conditions

Under the terms of the Reorganization Agreement, the Reorganization is conditioned upon, among other things, approval of the Proposal by shareholders of the Acquired Fund and each Fund’s receipt of certain routine certificates and legal opinions.

Termination

The Reorganization Agreement may be terminated (i) by mutual agreement of the parties at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of the Acquiring Fund and the Board of the Acquired Fund, make proceeding with the Reorganization Agreement inadvisable; (ii) if one party breaches any representation, warranty or agreement contained in the Reorganization Agreement to be performed at or before the Closing Date, which breach would give rise to the failure of a condition precedent to the obligation of a party as set forth in the Reorganization Agreement, and it is not cured within 30 days after being provided notice by the non-breaching party; or (iii) if the Agreement referred to in “AGREEMENT BETWEEN FIRST TRUST ADVISORS L.P. AND ABRDN INC.” above is validly terminated.

Expenses of the Reorganization

abrdn Inc. and aIL and their affiliates and First Trust and its affiliates will bear certain expenses incurred in connection with the Reorganization, except as otherwise disclosed in the proxy statements to Acquired Fund shareholders including portfolio transaction costs and certain taxes, whether or not the Reorganization is consummated. The expenses of the Reorganization expected to be borne by abrdn and First Trust are estimated to be approximately $590,000. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization, these will be borne by the Acquired Fund with respect to the portfolio transitioning and de-levering conducted before the Reorganization and borne by the Combined Fund with respect to the portfolio transitioning conducted after the Reorganization.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

Treatment as a Tax Free Reorganization

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under section 368(a) of the Code. As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund each will receive an opinion from Dechert LLP, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of section 368(a) of the Code. The opinion of Dechert LLP will be based on US federal income tax law in effect on the Closing Date. In rendering its opinion, Dechert LLP will also rely upon certain representations of the management of the Acquired Fund and the Acquiring Fund and assume, among other things, that the Reorganization will be consummated in accordance with the Reorganization Agreement and other operative documents and as described herein.

As a reorganization, the US federal income tax consequences of the Reorganization can be summarized as follows:

•	The transfer of the Acquired Fund assets in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund followed by the distribution by the Acquired Fund of Acquiring Fund shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares in liquidation of the Acquired Fund pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a “reorganization” within the meaning of section 368(a)(1) of the Code;
•	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund assets solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund;
•	No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all liabilities or upon the distribution of the Acquiring Fund shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in section 1256(b) of the Code or stock in a passive foreign investment company, as defined in section 1297(a) of the Code;
•	No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of the Acquired Fund shares for Acquiring Fund shares (except with respect to cash received in lieu of fractional shares of the Acquiring Fund);
•	The aggregate tax basis for the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by each such Acquired Fund shareholder immediately prior to the Reorganization (reduced by any amount of tax basis allocable to fractional shares of the Acquiring Fund for which cash is received);
•	The holding period of the Acquiring Fund shares to be received by each Acquired Fund shareholder will include the period during which the Acquired Fund shares surrendered in exchange therefor were held (provided such Acquired Fund shares were held as capital assets on the date of the Reorganization);
•	Except for assets which may be marked to market for federal income tax purposes as a consequence of a termination of the Acquired Fund’s taxable year, the tax basis of the Acquired Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund in exchange therefor; and
•	The holding period of the Acquired Fund assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund (except where the investment activities of the Acquiring Fund have the effect of reducing or eliminating such periods with respect to an Acquired Fund asset).

The Funds have not sought a tax ruling from the IRS. Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, and thus is taxable, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it received.

Capital Loss Carryforwards

As of the fiscal year ended November 30, 2022, the Acquired Fund had $52,306,452 of capital loss carryforwards. As of the fiscal year ended September 30, 2023, the Acquiring Fund had $0 of capital loss carryforwards. The Acquiring Fund’s ability to carry forward and use the Acquired Fund’s pre-Reorganization capital losses may be limited following the Reorganization under the loss limitation rules of sections 382, 383 and 384 of the Code. A Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) cannot be used to offset unrealized gains in another Fund that are “built in” (unrealized) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five calendar years. Further, a portion of a Fund’s pre-acquisition losses may become subject to an annual limitation on the amount that may be used to offset future gain. Any remaining pre-acquisition losses will offset capital gains realized after the Reorganization and this will reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization. Therefore, in certain circumstances, shareholders of a Fund may be subject to tax sooner or incur more taxes as a result of the transactions that would take place as part of the Reorganization than they would have had the Reorganization not occurred.

The impact of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each of the Acquired Fund and the Acquiring Fund at the time of the Reorganization and thus cannot be calculated precisely at this time.

Cash in lieu of Fractional Shares of the Acquiring Fund

If an Acquired Fund shareholder receives cash in lieu of a fractional share of Acquiring Fund, the Acquired Fund shareholder will be treated as having received the fractional share of the Acquiring Fund pursuant to the Reorganization and then as having sold that fractional share of the Acquiring Fund for cash. As a result, each such Acquired Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the tax basis in his, her or its fractional share of the Acquiring Fund. This gain or loss generally will be a capital gain or loss and will be long-term capital gain or loss if, as of the date of Reorganization, the holding period for the shares (including the holding period of the Acquired Fund shares surrendered therefor) is greater than one year. The deductibility of capital losses is subject to limitations.

Distribution of Income and Gains

The Acquired Fund’s tax year is expected to end as a result of the Reorganization. The Acquired Fund generally will be required to declare to its shareholders of record one or more distributions of all of its previously undistributed investment company taxable income and net realized capital gain (if any), including capital gain realized on any securities disposed of in connection with the Reorganization, in order to maintain its treatment as a RIC during its tax year ending with the date of the Reorganization and to eliminate any US federal income tax on its taxable income in respect of such tax year.

The pre-Reorganization portfolio transitioning is anticipated to result in net capital gains of $78,592, or $0.009 per share based on Acquired Fund holdings as of September 21, 2023. However, it is anticipated that the Acquired Fund’s capital loss carryforwards would offset projected realized gains. The actual tax consequences as a result of portfolio repositioning are dependent on the portfolio composition of the Acquired Fund at the time and market conditions.

Moreover, if the Acquiring Fund has investment company taxable income or net realized capital gain, but has not distributed such income or gain prior to the Reorganization and you acquire shares of the Acquiring Fund in the Reorganization, a portion of your subsequent distributions from the Combined Fund may, in effect, be a taxable return of part of your investment. Similarly, if you acquire Acquiring Fund shares in the Reorganization when the Acquiring Fund holds appreciated securities, you may receive a taxable return of part of your investment if and when the Combined Fund sells the appreciated securities and distributes the realized gain.

Tracking Your Basis and Holding Period; State and Local Taxes

After the Reorganization of the Acquired Fund, you will continue to be responsible for tracking the adjusted tax basis and holding period for your shares of the Combined Fund for federal income tax purposes. You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax adviser about the state and local tax consequences, if any, of the Reorganization because the discussion above only relates to the federal income tax consequences.

Portfolio Transitioning

Portfolio transitioning after the Reorganization may result in capital gains or losses, which may have federal income tax consequences. For example, if the Reorganization was completed on September 21, 2023, it is estimated that approximately $4,250,540, or $0.1473 per share, in capital losses would have resulted from portfolio transitioning in the Combined Fund following the Reorganization.

VOTING INFORMATION AND REQUIREMENTS

Record Date

Shareholders of record of the Acquired Fund as of the close of business on October 23, 2023, the record date (previously defined as the “Record Date”), are entitled to notice of and to vote at the Special Meeting. Shareholders on the Record Date will be entitled to one vote for each share held, and each fractional share held shall be entitled to a proportionate fractional vote.

Proxies

Shareholders of record as of the Record Date may vote by attending the Special Meeting or, prior to the Special Meeting, may vote their shares by returning the enclosed proxy card or by casting their vote by telephone or via the Internet using the instructions provided on the enclosed proxy card. The giving of such a proxy will not affect your right to vote should you decide to attend the Special Meeting. If your shares are held in “street name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to cast your votes. For more information on attending the Special Meeting, see “Additional Information about Attending the Special Meeting” below.

You may revoke your proxy at any time before the Special Meeting by (i) written notice delivered to the Secretary of the Acquired Fund prior to the exercise of the proxy; (ii) execution of a subsequent proxy; or (iii) by attending and voting at the Special Meeting.

If you hold shares through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on the Proposal, your shares will be voted “FOR” the Proposal.

Quorum

A quorum of shareholders must be present for any business to be conducted at the Special Meeting. Thirty-three and a third percent (33-1/3%) of the outstanding Acquired Fund shares entitled to vote present in person or represented by proxy at the Special Meeting shall constitute a quorum.

Broker Non-Votes and Abstentions

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. The Proposal is considered “non-routine,” so brokers will not have discretionary voting power with respect to the Proposal, and the Acquired Fund does not expect to receive any broker non-votes.

Abstentions, if any, will be included for purposes of determining whether a quorum is present at the Special Meeting and will be treated as shares present at the Special Meeting, but will not be treated as votes cast.

Adjournments

Any meeting of shareholders may, by action of the chair of the meeting, be adjourned from time to time with respect to one or more matters to a date that may be more than one hundred and twenty (120) days after the date set for the original meeting, whether or not a quorum is present with respect to such matter or matters; upon motion of the chair of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting, including those that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment or adjournments. Any adjourned meeting may be held as adjourned without further notice if the new date, time and place of the meeting was announced at the meeting that was adjourned. Unless otherwise specifically limited by their terms, proxies shall entitle the holder thereof to vote at any postponements or adjournments of a meeting, and no proxy shall be valid after eleven months from its date unless a longer period is expressly provided in the appointment.

Additional Information about Attending the Special Meeting

As stated earlier in this Proxy Statement/Prospectus, the Special Meeting is scheduled to be held on February 22, 2024, at 12:00 p.m. Central Time at the offices of First Trust, located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Please note that shareholders who intend to attend the Special Meeting will need to provide valid identification and, if they hold shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date to be admitted to the Special Meeting. You may call toll-free (866) 864-5057 for information on how to obtain directions to be able to attend the Special Meeting and vote in person.

List of Acquired Fund Shareholders

A list of shareholders of record of the Acquired Fund entitled to notice of the Special Meeting will be available at First Trust’s offices, located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder during regular business hours beginning on the second business day after notice is given of the Special Meeting, subject to restrictions that may be imposed on a requesting shareholder on the copying, use or distribution of the information contained in the list. Shareholders will need to provide advance written notice to the Acquired Fund to inspect the list of shareholders and will also need to show valid identification and proof of share ownership to inspect such list.

Householding

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials may be delivered to two or more shareholders of the Acquired Fund who share an address, unless the Acquired Fund has received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct the Acquired Fund otherwise. To request a separate copy of any shareholder document, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Acquired Fund at the address and phone number set forth above.

Shareholder Communications

Shareholders of the Acquired Fund who want to communicate with the Board of the Acquired Fund or any individual Trustee should write the Acquired Fund to the attention of the Acquired Fund Secretary, W. Scott Jardine, at 120 East Liberty Drive, Suite 400, Wheaton, IL 60187. The letter should indicate that you are a shareholder of the Acquired Fund. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the Chair of the Nominating and Governance Committee of the Board of the Acquired Fund and the independent legal counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

Vote Required for the Proposal

The Proposal will require the affirmative vote of a majority of the outstanding voting shares (as defined under the 1940 Act) of the Acquired Fund. The 1940 Act defines a majority of the outstanding voting shares as the lesser of either (i) at least 67% of the voting securities present at the Special Meeting, if at least 50% of such securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting shares.

SHAREHOLDER INFORMATION

As of November 30, 2023, to each Fund’s knowledge, no single shareholder or “group” (as that term is used in Section 13(d) of the Exchange Act) beneficially owned more than 5% of either Fund’s outstanding common shares, except as described in the following tables. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control. A party that controls a Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership of common shares, including percentage of common shares beneficially owned, is based on, among other things, reports filed with the SEC by such holders.

The Acquired Fund

Shareholder Name and Address	Class of Shares / Beneficial or Record Owner	Share Holdings	Percentage Owned		Estimated Pro Forma Percentage of Ownership of Combined Fund
Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, Arizona 85016	Common Shares/Record Owner	1,594,401	18.66%		2.36%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	Common Shares/Record Owner	1,332,939	15.60%		1.97%
Morgan Stanley Smith Barney LLC 1300 Thames St 6th Floor Baltimore, Maryland 21231	Common Shares/Record Owner	850,555	9.95%		1.26%
Pershing LLC One Pershing Plaza Jersey City, New Jersey 07399	Common Shares/Record Owner	646,639	7.57%		0.96%
LPL Financial LLC* 1055 LPL Way Fort Mill, South Carolina 29715	Common Shares/Beneficial and Record Owner	Record Shares – 139,064 Beneficial Shares – 456,491	Record Shares – 1.63 Beneficial Shares – 5.30	% %	Record Shares – 0.21 Beneficial Shares – 0.67	% %
Merrill Lynch, Pierce, Fenner Smith Incorporated/8862 MLPF&S TS SUB 4804 Deer Lake Dr E Jacksonville, Florida 32246	Common Shares/Record Owner	526,102	6.16%		0.78%
RBC Capital Markets, LLC 60 S 6th Street P-09 Minneapolis, Minnesota 55402	Common Shares/Record Owner	452,465	5.30%		0.67%

* For the beneficial share holdings, based solely upon information presented in a Schedule 13G filed February 3, 2023 by LPL Financial LLC.

The Acquiring Fund

Shareholder Name and Address	Class of Shares / Beneficial or Record Owner	Share Holdings		Percentage Owned as of September 30, 2023		Estimated Pro Forma Percentage of Ownership of Combined Fund
Saba Capital Management, L.P., et al.* 405 Lexington Avenue, 58th Floor New York, New York 10174	Common Shares/Beneficial Owner*	1,276,866	*	5.1	%*	4.43%
Morgan Stanley 1585 Broadway New York, NY 10036	Common Shares/Beneficial Owner	1,282,146		5.1%		4.44%

* Based solely upon information presented in a Schedule 13G filed August 7, 2023 jointly by Saba Capital Management, L.P., Saba Capital Management GP, LLC and Boaz R. Weinstein.

Security Ownership of Management

As of November 30, 2023, the officers and Trustees of the Acquired Fund, in the aggregate, owned less than 1% of the outstanding shares of the Acquired Fund. As of November 30, 2023, the officers and Trustees of the Acquiring Fund, in the aggregate, owned less than 1% of the outstanding shares of the Acquiring Fund.

SHAREHOLDER PROPOSALS

In order to nominate persons to the Board of the Acquired Fund or to present any other permitted proposal for action by shareholders at an annual meeting of shareholders of the Acquired Fund, a shareholder must comply with any requirements under applicable law (including without limitation the proxy rules under the Exchange Act) and the requirements of the Acquired Fund’s Amended and Restated By-Laws (the “By-Laws”). The By-Laws provide, among other requirements, that a proposing shareholder be entitled to vote on the proposal and that timely written notice which includes the information required by the By-Laws must be provided to the Secretary of the Acquired Fund. In order to be considered timely, unless a greater or lesser period is required under applicable law, the shareholder notice must be delivered to or mailed and received at the Acquired Fund’s principal executive offices, Attn: W. Scott Jardine, Secretary, not less than one hundred and five (105) days nor more than one hundred and twenty (120) days prior to the first anniversary date of the date the Acquired Fund’s proxy statement was released to shareholders for the preceding year’s annual meeting. However, if and only if an annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an “Other Annual Meeting Date”), such shareholder notice must be given as described above not more than one hundred and twenty (120) days prior to such Other Annual Meeting Date and not less than the close of business on the later of (i) the date one hundred and five (105) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. Timely submission of a proposal does not mean that such proposal will be included in the Acquired Fund’s proxy statement. The Acquired Fund’s proxy materials for its 2023 annual meeting were mailed to shareholders on or about March 14, 2023, and such annual meeting was held on April 17, 2023. Shareholders should consult the Acquired Fund’s By-Laws for more information about the requirements for shareholder proposals. Copies of the By-Laws can be found in the Current Report on Form 8-K filed by the Acquired Fund with the SEC on June 23, 2023, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Acquired Fund at such Fund’s principal executive offices.

To be considered for presentation at the Acquired Fund’s 2024 annual meeting, if any, a shareholder proposal submitted pursuant to Rule 14a-8 of the Exchange Act must have been received at the offices of the Acquired Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, no later than November 15, 2023. However, if the Reorganization is approved and will be consummated, the Acquired Fund will be dissolved and will no longer hold annual meetings of shareholders.

In addition, the By-Laws of the Acquired Fund provide that, unless required by applicable law, no matter shall be considered at or brought before any annual or special meeting unless such matter has been deemed a proper matter for shareholder action by at least sixty-six and two-thirds percent (66-2/3%) of the Trustees. Timely submission of a proposal does not mean that such proposal will be brought before a meeting.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of the Notice and this Proxy Statement/Prospectus with its enclosures on or about [ ], 2023. Proxy solicitations may also be made by telephone or personal interviews conducted by officers and service providers of the Acquired Fund, including any agents or affiliates of such service providers. In addition, as noted above, a proxy solicitation firm, EQ Fund Solutions, LLC, has been engaged to assist in the solicitation of proxies. Shareholders of the Acquired Fund whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee.

OTHER BUSINESS

The Board knows of no other business to be presented for action at the Special Meeting. If any matters do come before the Special Meeting on which action can properly be taken in accordance with the Acquired Fund’s By-Laws, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Special Meeting. The submission of a proposal does not guarantee its inclusion in the proxy statement or presentation at the Special Meeting unless certain securities law requirements are met.

If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call the Acquired Fund’s Proxy Solicitor, EQ Fund Solutions, LLC, at (866) 864-5057 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [March 15, 2024], by and between abrdn Global Infrastructure Income Fund, a Maryland statutory trust (the “Acquiring Fund”), and Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, a Massachusetts business trust (the “Acquired Fund” and, together with the Acquiring Fund, the “Funds”). First Trust Advisors L.P., an Illinois limited partnership and the investment adviser to the Acquired Fund (the “Seller”), joins this Agreement solely for purposes of paragraphs 8.2, 11.1, 11.2 and 11.3, and abrdn Inc., a Delaware corporation registered under the Investment Advisers Act of 1940 and the investment adviser to the Acquiring Fund (the “Purchaser”), joins this Agreement solely for purposes of paragraphs 5.12, 5.13, 8.2, 11.1, 11.2 and 11.3.

The reorganization will consist of the transfer of all of the Assets (as defined in paragraph 1.2) of the Acquired Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund, par value of $0.001 per share (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of Liabilities (as defined in paragraph 1.3) of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund as part of the complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund and the Acquired Fund are each registered closed-end management investment companies, and the Acquired Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, both the Acquired Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest; and

WHEREAS, the Board of Trustees of the Acquiring Fund and the Board of Trustees of the Acquired Fund have authorized and approved the Reorganization; and

WHEREAS, each of the Seller and the Purchaser have entered into a purchase agreement (the “Purchase Agreement”) pursuant to which Purchaser agreed to acquire, and Seller agreed to sell, certain assets relating to the Seller’s business with respect to the Acquired Fund; and

WHEREAS, it is intended that, for United States federal income tax purposes, (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) that the Agreement shall constitute a “plan of reorganization” for purposes of the Code.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1.	THE REORGANIZATION AND FUND TRANSACTIONS

1.1.          The Reorganization. Subject to the requisite approvals and other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 2.4), the Acquired Fund shall assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) of the Acquired Fund to the Acquiring Fund, and the Acquiring Fund shall assume the Liabilities (as defined in paragraph 1.3) of the Acquired Fund. In consideration of the foregoing, at the Effective Time, the Acquiring Fund shall issue Acquiring Fund Shares to the Acquired Fund. The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2.          Assets of the Acquired Fund. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property that can legally be transferred whether accrued or contingent, known or unknown, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Effective Time (as defined in paragraph 2.4), books and records of the Acquired Fund, and any other property owned by the Acquired Fund at the Effective Time (collectively, the “Assets”). For the avoidance of doubt, Assets shall not include any assets or property that cannot be transferred to the Acquiring Fund pursuant to applicable law or regulation.

1.3.          Liabilities of the Acquired Fund. The Acquired Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Effective Time consistent with its obligation to continue its operations and to pursue its investment objective and strategies in accordance with the terms as presented in the Proxy Statement/Prospectus (as defined in paragraph 5.6) in connection with the Reorganization. The Acquiring Fund will assume all liabilities of the Acquired Fund whether accrued or contingent, known or unknown (collectively, the “Liabilities”). At and after the Effective Time, the Liabilities of the Acquired Fund shall become and be the liabilities of the Acquiring Fund and may be enforced against the Acquiring Fund to the extent as if the same had been incurred by the Acquiring Fund.

1.4.          Distribution of Acquiring Fund Shares. At the Effective Time (or as soon thereafter as is reasonably practicable), the Acquired Fund will distribute the Acquiring Fund Shares received from the Acquiring Fund pursuant to paragraph 1.1 (cash may be distributed in lieu of fractional Acquiring Fund Shares, as set forth in paragraph 2.3), pro rata to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) owned by Acquired Fund Shareholders at the Effective Time other than with respect to any fractional Acquiring Fund Shares for which cash may be distributed in lieu thereof, pursuant to paragraph 2.3. All issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue share certificates representing the Acquiring Fund Shares in connection with such transfer, except for any global certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Shares.

1.5.          Recorded Ownership of Acquiring Fund Shares. Ownership by Acquired Fund Shareholders of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6.          Filing Responsibilities of Acquired Fund. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), the exchange on which the Acquired Fund’s shares are listed, any state securities commission, any state corporate registry, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.7.          Transfer Taxes. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8.          Termination. Promptly after the distribution of Acquiring Fund Shares pursuant to paragraph 1.4, the Acquired Fund shall take, in accordance with Massachusetts law and the Investment Company Act of 1940, as amended (the “1940 Act”), all steps as may be necessary or appropriate to effect a complete deregistration, liquidation, dissolution and termination of the Acquired Fund.

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2.	VALUATION

2.1.          Net Asset Value per Acquired Fund Share. The net asset value per Acquired Fund Share shall be computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquired Fund adopted by the Acquired Fund’s Board of Trustees.

2.2.          Net Asset Value per Acquiring Fund Share. The net asset value per Acquiring Fund Share shall be computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund adopted by the Acquiring Fund’s Board of Trustees.

2.3.          Calculation of Number of Acquiring Fund Shares. As of the Effective Time, each Acquired Fund Share outstanding immediately prior to the Effective Time shall be exchanged for Acquiring Fund Shares in an amount equal to the ratio of the net asset value per share of the Acquired Fund determined in accordance with paragraph 2.1 to the net asset value per share of the Acquiring Fund determined in accordance with paragraph 2.2. No fractional Acquiring Fund Shares will be distributed unless such shares are to be held in a Dividend Reinvestment Plan account. In the event Acquired Fund Shareholders would be entitled to receive fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will aggregate such fractional shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Acquired Fund Shareholders, and each such Acquired Fund Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Acquired Fund Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Acquired Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4.          Effective Time. The Effective Time shall be the time at which the Funds calculate their net asset values as set forth in their respective valuation procedures (normally the close of regular trading on the New York Stock Exchange) on the Closing Date (as defined in paragraph 3.1) (the “Effective Time”).

3.	CLOSING

3.1.          Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of the Acquiring Fund or via the electronic exchange of documents on the Closing Date (as defined in the Purchase Agreement) applicable to the Acquired Fund, or such other date or place as an officer of the Acquiring Fund and an officer of the Acquired Fund may agree in writing and after satisfaction or waiver (to the extent permitted by applicable law) of the conditions precedent to the Closing set forth in Section 6 of this Agreement (other than those conditions that by their terms are to be satisfied by actions taken at the Closing, but subject to the satisfaction or, to the extent permitted, waiver of those conditions at the Closing), immediately after the close of regular trading on the New York Stock Exchange (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time.

3.2.          Transfer and Delivery of Assets. The Acquired Fund shall direct The Bank of New York Mellon (“BNY”), as custodian for the Acquired Fund, to deliver, at the Closing, a certificate of an authorized officer stating that the Assets were delivered in proper form to the Acquiring Fund at the Effective Time. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument, if any, shall be presented by BNY, on behalf of the Acquired Fund, to State Street Bank and Trust Company (“State Street”), as custodian for the Acquiring Fund. Such presentation shall be made for examination as soon as reasonably practicable following the Effective Time and shall be transferred and delivered by the Acquired Fund as soon as reasonably practicable following the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. BNY, on behalf of the Acquired Fund, shall deliver to State Street, as custodian of the Acquiring Fund, as of the Effective Time by book entry, in accordance with the customary practices of BNY and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Assets are deposited, the Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds at the Effective Time or by such other manner as State Street, as custodian of the Acquiring Fund, deems appropriate.

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3.3.          Share Records. The Acquired Fund shall direct Computershare Inc., in its capacity as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund a confirmation evidencing that the Transfer Agent has been instructed to credit an appropriate number of Acquiring Fund Shares to the Acquired Fund as of the Effective Time, or provide other evidence satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares will be credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.

3.4.          Postponement of Effective Time. In the event that at the Effective Time, the primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (the “Market”) shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Market or elsewhere shall be disrupted so that, in the mutual judgment of the Boards of Trustees or officers of the Acquired Fund and the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund, respectively, is impracticable, the Effective Time shall be postponed until the first business day, or other mutually agreed business day, after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5.          Failure To Deliver Assets. If the Acquired Fund is unable to make delivery pursuant to paragraph 3.2 to the custodian for the Acquiring Fund of any of the Assets of the Acquired Fund for the reason that any of such Assets have not yet been delivered to it by the Acquired Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers’ confirmation slips, and shall use its reasonable best efforts to deliver any such Assets to the custodian as soon as reasonably practicable. In addition, with respect to any Asset that requires additional documentation by an Asset’s issuer or other third party in order to effect a transfer of such Asset, the Acquired Fund will identify each such asset to the Acquiring Fund on a mutually agreed upon date prior to the Closing Date and will engage with the Acquiring Fund to complete such documentation as necessary to transfer such Assets to the Acquiring Fund’s custodian as soon as reasonably practicable.

4.	REPRESENTATIONS AND WARRANTIES

4.1.          Representations and Warranties of the Acquired Fund. Except as has been fully disclosed to the Acquiring Fund as of the date hereof in a written instrument executed by an officer of the Acquired Fund, the Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a)            The Acquired Fund is a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts with power under its Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as amended from time-to-time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)            The Acquired Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and the Acquired Fund Shares have been registered under the Securities Act of 1933, as amended (the “1933 Act”).

(c)            At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances except as otherwise disclosed to the Acquiring Fund, and upon delivery and payment for such Assets, the Acquiring Fund will acquire all rights of the Acquired Fund thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act or as otherwise disclosed to the Acquiring Fund.

(d)            No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

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(e)            The shareholder reports, marketing and other related materials of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used for a period of six (6) years prior to the date of this Agreement conform or conformed at the time of their use in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(f)            The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Massachusetts law in any material respect or a material violation of its Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as amended from time-to-time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(g)            All material contracts or other commitments of the Acquired Fund (other than this Agreement and investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Acquired Fund on or prior to the Effective Time.

(h)            Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Fund’s knowledge, threatened against the Acquired Fund or any of the Acquired Fund’s properties or assets that, if adversely determined, is reasonably likely to materially and adversely affect the Acquired Fund’s financial condition or the conduct of its business. The Acquired Fund knows of no facts which are reasonably likely to form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions herein contemplated.

(i)             The financial statements and financial highlights of the Acquired Fund at [November 30, 2023], have been audited by Deloitte & Touche LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”), and such statements present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on the statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(j)             Since [November 30, 2023], there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness, except as otherwise disclosed to the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k)            At the Effective Time, all material Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and no such return is currently under audit, and no assessment has been asserted, in writing, with respect to such returns.

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(l)             The Acquired Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(m)            The Acquired Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Code. For each taxable year since its commencement of operations (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code and has been eligible to and has computed its federal income tax under Section 852 of the Code in respect of each taxable year since its commencement of operations (including the taxable year ending on the Closing Date) and expects to continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other material tax liability (including any foreign, state or local tax liability) of the Acquired Fund except as set forth and accrued on the Acquired Fund’s books. The Acquired Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.

(n)            The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest. To the knowledge of its officers, the Acquired Fund has complied with the requirements for collection and maintenance of Forms W-9 and/or Forms W-8 and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld and is not liable for any penalties which could be imposed thereunder. The Acquired Fund is not under audit by any federal, state or local taxing authority, and there are no actual or proposed tax deficiencies with respect to the Acquired Fund that have been presented to the Acquired Fund in writing.

(o)            All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

(p)            The execution, delivery and performance of this Agreement have been duly authorized by all necessary action, if any, on the part of the Trustees of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(q)            The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to information provided by the Acquired Fund for the use therein, will, as of the effective time of the Acquiring Fund’s registration statement on Form N-14 (the “Registration Statement”) in which it is included and any time prior to the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder; provided, however, that the representations and warranties of this subparagraph (q) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

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4.2.          Representations and Warranties of the Acquiring Fund. Except as has been fully disclosed to the Acquired Fund as of the date hereof in a written instrument executed by an officer of the Acquiring Fund, Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a)            The Acquiring Fund is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under its Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as amended from time-to-time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)            The Acquiring Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and the Acquiring Fund Shares have been registered under the 1933 Act.

(c)            The Acquiring Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(d)            At the Effective Time, all material Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and no such return is currently under audit, and no assessment has been asserted, in writing, with respect to such returns.

(e)            The Acquiring Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Code. For each taxable year since its commencement of operations (including the period through the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code and has been eligible to and has computed its federal income tax under Section 852 of the Code and expects to continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other material tax liability (including any foreign, state or local tax liability) of the Acquiring Fund except as set forth and accrued on the Acquiring Fund’s books. The Acquiring Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquiring Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.

(f)            The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its common shares of beneficial interest. To the actual knowledge of its officers, the Acquiring Fund has complied with the requirements for collection and maintenance of Forms W-9 and/or Forms W-8 and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld and is not liable for any penalties which could be imposed thereunder. The Acquiring Fund is not under audit by any federal, state or local taxing authority, and there are no actual or proposed tax deficiencies with respect to the Acquiring Fund that have been presented to the Acquiring Fund in writing.

(g)            No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

(h)            The shareholder reports, marketing and other related materials of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conform or conformed at the time of their use in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

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(i)            The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Maryland law in any material respect or a material violation of its Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as amended from time-to-time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(j)            Except as otherwise disclosed to and accepted by the Acquired Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets that, if adversely determined, is reasonably likely to materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund knows of no facts which are reasonably likely to form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(k)            The Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Schedule of Investments of the Acquiring Fund at September 30, 2023, have been audited by KPMG LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(l)            Since September 30, 2023, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness, except as otherwise disclosed to the Acquired Fund. For the purposes of this subparagraph (l), a decline in net asset value per share of Acquiring Fund shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or the redemption of the Acquiring Fund’s shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(m)            The execution, delivery and performance of this Agreement have been duly authorized by all necessary action, if any, on the part of the Trustees of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)            The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Acquiring Fund and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

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(o)            The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Acquiring Fund, will, as of the effective time of the Registration Statement in which it is included and any time prior to the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder; provided, however, that the representations and warranties of this subparagraph (o) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

5.	COVENANTS AND AGREEMENTS

5.1.          Conduct of Business. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course consistent with prior practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. Notwithstanding the forgoing, the Acquired Fund will manage its portfolio with the same approximate level of trading, turnover and leverage consistent with past practice, except as set forth in the Proxy Statement/Prospectus or to the extent agreed in advance with the Acquiring Fund.

5.2.          No Distribution of Acquiring Fund Shares. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.          Information. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4.          Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5.          Shareholder Meeting. The Acquired Fund has called or will call a meeting of its shareholders to consider and act upon this Agreement and to take such other action under applicable federal and state law to obtain approval of the transactions contemplated herein.

5.6.          Proxy Statement/Prospectus. The Acquired Fund has provided the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund has provided the Acquired Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation by the Acquiring Fund of a Proxy Statement/Prospectus to be included in the Registration Statement (the “Proxy Statement/Prospectus”) in compliance with the 1933 Act, the 1934 Act and the 1940 Act. If at any time prior to the Closing, the Acquired Fund or the Acquiring Fund becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item will notify the other party and the parties will cooperate in promptly preparing, filing and clearing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.7.          Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8.          Efforts. The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article 6 to effect the transactions contemplated by this Agreement as promptly as reasonably practicable; provided, that neither the Acquiring Fund nor the Acquired Fund shall be obligated to waive any condition precedent.

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5.9.          Other Instruments. Each of the Acquired Fund and the Acquiring Fund covenants that it will, from time-to-time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm: (a) to the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) to the Acquiring Fund, title to and possession of all the Assets and assumption of the Liabilities assumed hereunder and otherwise to carry out the intent and purpose of this Agreement.

5.10.        Regulatory Approvals. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

5.11.        Final Tax Distribution. To the extent necessary to avoid entity-level income or excise tax, the Acquired Fund will declare one or more dividends payable prior to the time of Closing to its shareholders.

5.12.        Section 15(f). The Acquiring Fund and Purchaser shall from and after the Effective Time comply in all material respects with Section 15(f) of the 1940 Act and any rules and regulations of the Commission thereunder.

5.13.        Fee Limitation. The Purchaser covenants that it will limit the total ordinary operating expenses of the Acquiring Fund following the consummation of the Reorganization (excluding leverage costs, interest, taxes, brokerage commissions, acquired fund fees and expenses and any non-routine expenses) from exceeding 1.65% of the average daily net assets of the Acquiring Fund on an annualized basis for twelve months following the Closing, or June 30, 2025, whichever is later.

5.14        Supplemental Listing Application. The Acquiring Fund shall file a Supplemental Listing Application with the New York Stock Exchange for the authorization of the listing of the number of additional Acquiring Fund Shares to be exchanged in the Reorganization as set forth in Section 1.4 of this Agreement.

6.	CONDITIONS PRECEDENT

6.1.          Conditions Precedent to Obligations of Acquired Fund. The obligations of the Acquired Fund to complete the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the following conditions:

(a)            All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)            The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Effective Time, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

(c)            The Acquiring Fund shall have performed in all material respects all of the covenants and complied in all material respects with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Effective Time.

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(d)            The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e)            The Acquired Fund shall have received on the Closing Date the opinion of Dechert LLP, counsel to the Acquiring Fund (which may reasonably rely as to matters governed by the laws of the State of Maryland on an opinion of Maryland counsel and/or certificates of officers or Trustees of the Acquiring Fund) dated as of the Closing Date, covering the following points:

(i)            The Acquiring Fund is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its properties and assets and to carry on its business including as a registered investment company, and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted;

(ii)           The Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquired Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(iii)          The Acquiring Fund Shares to be issued to the Acquired Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and are fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(iv)          The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund’s Amended and Restated Declaration of Trust or its Amended and Restated By-Laws, each as amended from time-to-time, or a material violation of any provision of any agreement (known to such counsel) to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to the Acquired Fund, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(v)           To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required to be obtained by the Acquiring Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws (other than those of the State of Maryland);

(vi)          The Acquiring Fund is a registered investment company classified as a management company of the closed-end type under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(vii)         To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

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6.2.          Conditions Precedent to Obligations of Acquiring Fund. The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the following conditions:

(a)            All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)            The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

(c)            The Acquired Fund shall have performed in all material respects all of the covenants and complied in all material respects with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, on or before the Effective Time.

(d)            The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e)            The Acquiring Fund shall have received on the Closing Date the opinion of Chapman and Cutler LLP, counsel to the Acquired Fund (which may reasonably rely as to matters governed by the laws of the Commonwealth of Massachusetts on an opinion of Massachusetts counsel and/or certificates of officers of the Acquired Fund) dated as of the Closing Date, covering the following points:

(i)            The Acquired Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as so described in the Proxy Statement/Prospectus, including as a registered investment company, and the Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and as so described in the Proxy Statement/Prospectus;

(ii)           The Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Fund is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(iii)          The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquired Fund’s Amended and Restated Declaration of Trust or its Amended and Restated By-Laws, each as amended from time-to-time, or a material violation of any provision of any agreement (known to such counsel) to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to the Acquiring Fund, judgment or decree to which the Acquired Fund is a party or by which it is bound;

(iv)          To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required to be obtained by the Acquired Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws;

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(v)           The Acquired Fund is a registered investment company classified as a management company of the closed-end type under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(vi)          The outstanding shares of the Acquired Fund have been registered under the 1933 Act; and

(vii)         To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.3.          Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Acquired Fund or the Acquiring Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a)            The Agreement and the transactions contemplated herein shall have been approved by (i) the Board of Trustees of the Acquired Fund and (ii) the requisite shareholders of the Acquired Fund, and certified copies of the resolutions of the Board of Trustees of the Acquired Fund evidencing such approvals shall have been delivered to the Acquiring Fund.

(b)            Each of the conditions to Closing (as defined in the Purchase Agreement) set forth in Section 7 of the Purchase Agreement have been satisfied and the transactions contemplated by the Purchase Agreement will close concurrently with the Closing.

(c)            Certified copies of the resolutions evidencing the approval of the Agreement and the transactions contemplated herein by the Board of Trustees of the Acquiring Fund shall have been delivered to the Acquired Fund, and certified copies of the resolutions evidencing the approval of the Agreement and the transactions contemplated herein by the Board of Trustees of the Acquired Fund shall have been delivered to the Acquiring Fund.

(d)            The Registration Statement of the Acquiring Fund shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.

(e)            On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

(f)            At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of the Acquired Fund or the Acquiring Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(g)           All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the parties to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any such conditions.

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(h)            BNY shall have delivered such certificates or other documents as set forth in paragraph 3.2.

(i)            The Transfer Agent shall have delivered a certificate of its authorized officer as set forth in paragraph 3.3.

(j)            The Acquiring Fund shall have issued and delivered to the Secretary of the Acquired Fund the confirmation as set forth in paragraph 3.3.

(k)            The New York Stock Exchange shall have authorized the listing of the number of additional Acquiring Fund Shares exchanged in the Reorganization as set forth in Section 1.4 of this Agreement.

(l)            The parties hereto shall have received the opinion of the law firm of Dechert LLP (based on certain facts, assumptions and representations), addressed to the Acquiring Fund and the Acquired Fund, substantially to the effect that, for federal income tax purposes:

(i)            The transfer of the Acquired Fund’s Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund followed by the distribution by the Acquired Fund of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares in liquidation of the Acquired Fund pursuant to and in accordance with the terms of this Agreement will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code;

(ii)           No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund;

(iii)          No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund or upon the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(iv)          No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of the Acquired Fund Shares for Acquiring Fund Shares (except with respect to cash received in lieu of fractional shares);

(v)           The aggregate tax basis for Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by each such Acquired Fund Shareholder immediately prior to the Reorganization (reduced by any amount of tax basis allocable to fractional shares for which cash is received);

(vi)          The holding period of Acquiring Fund Shares to be received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares surrendered in exchange therefor were held (provided such Acquired Fund Shares were held as capital assets on the date of the Reorganization);

(vii)         Except for assets which may be marked to market for federal income tax purposes as a consequence of a termination of the Acquired Fund’s taxable year, the tax basis of the Acquired Fund Assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund in exchange therefor; and

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(viii)       The holding period of the Acquired Fund Assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund (except where the investment activities of the Acquiring Fund have the effect of reducing or eliminating such periods with respect to an Acquired Fund Asset).

(ix)          The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the United States Treasury regulations promulgated thereunder.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund, may waive the conditions set forth in this paragraph 6.3(l).

7.	INDEMNIFICATION

7.1.          Indemnification by the Acquiring Fund. The Acquiring Fund, solely out of its assets and property, agrees to indemnify and hold harmless the Acquired Fund, and its Trustees, officers, employees and agents (the “Acquired Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the Acquiring Fund’s Trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquired Fund Indemnified Parties.

7.2.          Indemnification by the Acquired Fund. The Acquired Fund, solely out of its assets and property, agrees to indemnify and hold harmless the Acquiring Fund, and its Trustees, officers, employees and agents (the “Acquiring Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Fund or the Acquired Fund’s Trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund Indemnified Parties.

7.3.          Liability of the Acquired Fund. The parties understand and agree that the obligations of the Acquired Fund under this Agreement shall not be binding upon any Trustee, shareholder, nominee, officer, agent or employee of or adviser to the Acquired Fund personally, but bind only the Acquired Fund’s property. Moreover, all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. The parties represent that they each have notice of the provisions of the Amended and Restated Declaration of Trust of the Acquired Fund, which is on file with the Secretary of the Commonwealth of Massachusetts, disclaiming such shareholder and Trustee liability for acts or obligations of the Acquired Fund.

7.4.          Liability of the Acquiring Fund. The parties understand and agree that the obligations of the Acquiring Fund under this Agreement shall not be binding upon any Trustee, shareholder, nominee, officer, agent or employee of or adviser to the Acquiring Fund personally, but bind only the Acquiring Fund’s property. Moreover, all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The parties represent that they each have notice of the provisions of the Amended and Restated Declaration of Trust of the Acquiring Fund disclaiming such shareholder and Trustee liability for acts or obligations of the Acquiring Fund.

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7.5.          Remedies Exclusive. From and after the Closing Date, except in the case of fraud, the remedies provided for in this Section 7 shall constitute the sole and exclusive remedies for any claims made for breach of this Agreement. Each party hereby waives any provision of applicable law to the extent that it would limit or restrict this paragraph 7.5.

8.	BROKERAGE FEES AND EXPENSES

8.1.          No Broker or Finder Fees. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein,

8.2.          Expenses of Reorganization. All fees and expenses incurred directly in connection with the consummation of the Reorganization and the transactions contemplated by this Agreement will be borne by the Purchaser and the Seller as agreed between them, without regard to whether the Reorganization is consummated, as set forth in the Purchase Agreement or otherwise agreed in writing. Notwithstanding the foregoing, to the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization, these will be borne by the Acquired Fund with respect to the portfolio transitioning conducted before the Reorganization and borne by the Acquiring Fund with respect to the portfolio transitioning conducted after the Reorganization.

9.	AMENDMENTS AND TERMINATION

9.1.          Amendments. This Agreement may be amended, modified or supplemented in a signed writing in such manner as may be deemed necessary or advisable by the authorized officers of each party, on behalf of either the Acquired Fund and the Acquiring Fund, subject to the authorization of each such Fund’s Board of Trustees; provided, however, that following a meeting of the shareholders of the Acquired Fund called by the Board of Trustees of the Acquired Fund pursuant to paragraph 5.5 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of the shareholders of the Acquired Fund without the approval of the Board of Trustees of the Acquired Fund and the Board of Trustees of the Acquiring Fund and the Acquired Fund Shareholders and, further provided, that the officers of the Acquired Fund and the Acquiring Fund may change the Effective Time and Closing Date through an agreement in writing without additional specific authorization by their respective Board of Trustees.

9.2.          Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by mutual agreement of the parties, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of the Board of Trustees of the Acquiring Fund and the Board of Trustees of the Acquired Fund, make proceeding with the Agreement inadvisable. In addition, either the Acquiring Fund or the Acquired Fund may at its option terminate this Agreement at or before the Closing Date due to: a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days after being provided notice by the non-breaching party, or the failure of a condition set forth in paragraphs 6.1, 6.2 or 6.3, if it reasonably appears that the condition will not or cannot be met, unless such condition is waived by the applicable party or parties (if applicable). Notwithstanding the foregoing, if Purchaser validly terminates the Purchase Agreement, the Acquiring Fund shall be entitled to terminate this Agreement by providing written notice to the Acquired Fund, and if Seller validly terminates the Purchase Agreement, the Acquired Fund shall be entitled to terminate this Agreement by providing written notice to the Acquiring Fund. In the event of any such termination, in the absence of willful default or breach, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund or their respective Trustees or officers, to the other party or its Trustees or officers.

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10.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed as follows:

If to the Acquired Fund:

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund

120 East Liberty Drive, Suite 400

Wheaton, IL 60187
Attention: W. Scott Jardine, Esq.

With copies (which shall not constitute notice) to:

Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606
Attention: Jonathan A. Koff, Esq.

If to the Acquiring Fund:

abrdn Global Infrastructure Income Fund
1900 Market Street, Suite 200

Philadelphia, PA 19103
Attention: Lucia Sitar, Esq.

With copies (which shall not constitute notice) to:

abrdn Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Attn: Legal Department / Alan Goodson / Lucia Sitar / Katherine Corey / Benjamin Brust

Dechert LLP
1900 K Street NW
Washington, D.C. 20006
Attention: Thomas C. Bogle, Esq. and William J. Bielefeld, Esq.

11.	PUBLICITY AND CONFIDENTIALITY

11.1.       Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the Acquired Fund, the Acquiring Fund, Purchaser and Seller mutually shall agree, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

11.2.        The Acquired Fund, Acquiring Fund, Purchaser and Seller (for purposes of the paragraph 11.2, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all non-public, confidential or proprietary information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

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11.3.       In the event of a termination of this Agreement, the Acquiring Fund, the Acquired Fund Purchaser and Seller agree that they along with their board members, employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all non-public, confidential or proprietary information relating to the other Protected Persons and their affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

12.	MISCELLANEOUS

12.1.       Entire Agreement. The parties agree that neither party has made any representation, warranty or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

12.2.       Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Acquired Fund and Acquiring Fund contained in paragraphs 7.1 and 7.2, shall survive the Closing.

12.3.       Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

12.4.       Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

12.5.       Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

12.6.       Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

12.7.       Waiver. At any time before the Closing Date, any of the terms or conditions of this Agreement may be waived by either the Acquired Fund Board or the Acquiring Fund Board (whichever is entitled to the benefit thereof), if, in the judgment of such board after consultation with fund counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the shareholders of their respective fund, on behalf of which such action is taken.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

Macquarie/first trust Global Infrastructure/utilities dIvidend & income Fund	ABRDN GLOBAL INFRASTRUCTURE INCOME FUND

By:	By:

Name:	Name:
Title:	Title:

FIRST TRUST ADVISORS L.P. agrees to the provisions of paragraphs 8.2, 11.1, 11.2 and 11.3 herein:	ABRDN INC. agrees to the provisions of paragraphs 5.12, 5.13, 8.2, 11.1, 11.2 and 11.3 herein:

By:	By:

Name:	Name:
Title:	Title:

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[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON February 22, 2024 The undersigned holder of shares of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (“MFD” or the “Fund”), a Massachusetts business trust, hereby appoints W. Scott Jardine, Kristi A. Maher, James M. Dykas, Derek Maltbie and Erin E. Klassman or any one of them, as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Meeting”) which is expected to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187, on February 22, 2024, at 12:00 p.m. Central time, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement/Prospectus dated [December 11], 2023 (the “Proxy Statement/Prospectus”), and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any other adjournments or postponements thereof not set forth in the Proposal for the Fund (set forth on the reverse side of this proxy card) (including, but not limited to, any questions as to adjournments or postponements of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Fund’s Proposal set forth on the reverse side of this proxy card. This proxy is solicited on behalf of the Board of Trustees, and the Proposal for the Fund (set forth on the reverse side of this proxy card) has been approved by the Board of Trustees and recommended for approval by shareholders. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendation of the Board of Trustees. Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 1-866-864- 5057. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on February 22, 2024. The proxy statement of the Fund is available at: https://www.ftportfolios.com/LoadContent/gohdcqj3gy3o 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at vote.proxyonline.com using your proxy control number found below 3. By PHONE when you dial toll-free 1-866- 864-5057 to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll-free 1-866-864-5057 Monday through Friday 9 a.m. to 10 p.m. Eastern time SHAREHOLDER NAME AND ADDRESS HERE PROXY VOTING OPTIONS CONTROL PLEASE CAST YOUR PROXY VOTE TODAY! NUMBER SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY CARD YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund IF YOU VOTE ONLINE OR BY PHONE, YOU NEED NOT RETURN THIS PROXY CARD. THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSAL SET FORTH BELOW. TO VOTE, MARK ONE CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:● THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FUND’S PROPOSAL SET FORTH BELOW. FOR AGAINST ABSTAIN 1. To approve the Agreement and Plan of Reorganization providing for the transfer of all of the assets of MFD to abrdn Global Infrastructure Income Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund (although cash may be distributed in lieu of fractional shares of the Acquiring Fund) and the assumption by the Acquiring Fund of all of the liabilities of MFD and the distribution of common shares of beneficial interest of the Acquiring Fund to the shareholders of MFD and complete liquidation of MFD ○ ○ ○ THANK YOU FOR VOTING YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement of the Fund. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. _______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE _______________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE PROXY CARD

The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

December 12, 2023

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION OF

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND

WITH AND INTO

ABRDN GLOBAL INFRASTRUCTURE INCOME FUND

[  ], 2023

This Statement of Additional Information (“SAI”) is available to shareholders of abrdn Global Infrastructure Income Fund (the “Fund”) and Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Acquired Fund”) in connection with the proposed reorganization of the Acquired Fund into the Fund. With respect to the reorganization, the Agreement and Plan of Reorganization provides for: (1) the transfer of all of the assets of the Acquired Fund to the Fund, in exchange solely for shares of the Fund (although cash may be distributed in lieu of fractional shares); (2) the assumption by the Fund of all liabilities of the Acquired Fund; (3) the distribution of common shares of the Fund to the shareholders of the Acquired Fund; and (4) the complete liquidation of the Acquired Fund (the “Reorganization”). The Fund as it would exist after the Reorganization is referred to as the “Combined Fund.”

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated [  ], 2023, and filed on Form N-14 with the Securities and Exchange Commission (“SEC”) relating to the proposed Reorganization (the “Proxy Statement/Prospectus”). A copy of the Proxy Statement/Prospectus and other information may be obtained without charge by writing to the Fund c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103, by calling 1-800-522-5465. You may also obtain a copy of the Proxy Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings assigned to them in the Proxy Statement/Prospectus.

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 TABLE OF CONTENTS

General	3

Investment Objectives, Policies and Risks of the Fund	3

Investment Restrictions of the Fund	21

Management of the Fund	22

Execution of Portfolio Transactions	34

Material U.S. federal income tax considerations	37

Proxy voting policy and proxy voting record	45

Incorporation by reference	45

Financial statements and supplemental financial information	46

Legal counsel	49

Additional information	49

Appendix A—Description of securities ratings	A-1

Appendix B—Proxy voting guidelines	B-1

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General

Prior to June 30, 2022, abrdn Global Infrastructure Income Fund was known as Aberdeen Standard Global Infrastructure Income Fund.

Investment Objectives, Policies and Risks of the Fund

The following information supplements the information contained in the Proxy Statement/Prospectus concerning the investment objectives and policies of the Fund. The investment policies described below, except as set forth under “Investment Restrictions” or as otherwise noted, are not fundamental policies and may be changed by the Fund’s Board of Trustees (the “Board”), without the approval of shareholders.

The following information supplements the discussion of the Fund’s investment objectives, principal investment strategies and principal risks that appears in the Proxy Statement/Prospectus and does not, by itself, present a complete or accurate explanation of the matters disclosed. Readers must refer also to the Proxy Statement/Prospectus for a complete presentation of the matters disclosed below. The following is not meant to be an exclusive list of all the securities and instruments in which the Fund may invest or investment strategies in which it may engage, and the Fund may invest in instruments and securities and engage in strategies other than those listed below.

Closed-End Funds

The value of the shares of a closed-end fund may be higher or lower than the value of the portfolio securities held by the closed-end fund. Closed-end funds may trade infrequently and with small volume, which may make it difficult for the Fund to buy and sell shares. Also, the market price of closed-end funds tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

“Commodity Pool” Exclusion

The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, abrdn Inc. (the “Adviser”) has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Adviser is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Fund.

Currency Transactions

The Fund may engage in currency transactions as described in the prospectus or this statement of additional information. Generally, except as provided otherwise, the Fund may engage with counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter (“OTC”) options on currencies, and currency swaps. The Fund may enter into currency transactions with creditworthy counterparties that have been approved by the Adviser’s Counterparty Credit Risk Department in accordance with its Credit Risk Management Policy.

Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

3

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Under current regulations,, the Fund covers its daily obligation requirements for outstanding forward foreign currency contracts by earmarking or segregating liquid portfolio securities. To the extent that the Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund segregates cash. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the ear-marked or segregated assets will be equal to the amount of the Fund’s commitments with respect to such contracts.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to the lesser of some or all of the Fund’s portfolio holdings denominated in or exposed to the currency sold.

Proxy - Hedge. The Fund may also enter into a position hedge transaction in a currency other than the currency being hedged (a “proxy hedge”). The Fund may enter into a proxy hedge if the Adviser believes there is a correlation between the currency being hedged and the currency in which the proxy hedge is denominated. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. This type of hedging entails an additional risk beyond a direct position hedge because it is dependent on a stable relationship between two currencies paired as proxies. Overall risk to the Fund may increase or decrease as a consequence of the use of proxy hedges.

Currency Hedging. While the value of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund’s investments. A currency hedge, for example, should protect a yen-denominated bond against a decline in the yen, but will not protect the Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of the Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of the Fund’s investments denominated in that currency over time.

A decline in the dollar value of a foreign currency in which the Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

The Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency contracts with respect to portfolio security positions.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. Dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

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Position Hedge. The Fund may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. Dollar by entering into forward foreign currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in or exposed to that currency and buying U.S. Dollars or by participating in options or future contracts with respect to the currency. Such transactions do not eliminate fluctuations caused by changes in the local currency prices of security investments, but rather, establish an exchange rate at a future date. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time they tend to limit any potential gain which might result should the value of such currencies increase. The Adviser may from time to time seek to reduce foreign currency risk by hedging some or all of the Fund’s foreign currency exposure back into the U.S. Dollar.

Currency Futures. The Fund may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve currency risk equivalent to currency forwards.

Currency Options. If the Fund invests in foreign currency-denominated securities, it may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Fund may also write covered options on foreign currencies. For example, to hedge against a potential decline in the U.S. Dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. OTC options differ from exchange traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with any asset segregation requirements applicable under current regulations.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Risk Factors in Hedging Foreign Currency Risks. Hedging transactions involving currency instruments involve substantial risks, including correlation risk. While an objective of the Fund’s use of currency instruments to effect hedging strategies is intended to reduce the volatility of the net asset value (“NAV”) of the Fund’s shares, the NAV of the Fund’s shares will fluctuate. Moreover, although currency instruments will be used with the intention of hedging against adverse currency movements, transactions in currency instruments involve the risk that such currency movements may not occur and that the Fund’s hedging strategies may be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

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In connection with its trading in forward foreign currency contracts, the Fund will contract with a foreign or domestic bank, or foreign or domestic dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund may be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund. It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which currency instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. Since transactions in foreign currency contracts usually are conducted on a principal basis, no fees or commissions are involved.

Cybersecurity Risk

With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s website (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity incidents affecting the Fund’s Adviser and Sub-Adviser (the “Advisers”), other service providers to the Fund or its shareholders (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and shareholders, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business and of the Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers ) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Adviser has established business continuity plans in the event of such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. The Fund and its shareholders could be negatively impacted as a result.

Depositary Receipts

Depositary receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. Dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of the Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

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The Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. Dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Derivatives

Derivatives are financial instruments whose values are derived from another security, a commodity (such as gold or oil), an index or a currency (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). The Fund typically uses derivatives as a substitute for taking a position or reducing exposure to underlying assets. The Fund may invest in derivative instruments including the purchase or sale of futures contracts, swaps (including credit default swaps), options (including options on futures and options on swaps), forward contracts, structured notes, and other equity-linked derivatives. The Fund may use derivative instruments for hedging (offset risks associated with an investment) purposes. The Fund may also use derivatives for non-hedging purposes to seek to enhance returns. When the Fund invests in a derivative for non-hedging purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the assets underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. The Fund may also take a short position through a derivative. The Fund may increase its use of derivatives in response to unusual market conditions.

Derivatives can be volatile and may involve significant risks, including:

Accounting risk — the accounting treatment of derivative instruments, including their initial recording, income recognition, and valuation, may require detailed analysis of relevant accounting guidance as it applies to the specific instrument structure.

Correlation risk — if the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the anticipated effect.

 Counterparty risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

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Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. Dollar terms) of an investment.

Index risk — if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Leverage risk — the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment.

Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Operational risk — derivatives may require customized, manual processing and documentation of transactions and may not fit within existing automated systems for confirmations, reconciliations and other operational processes used for (traditional) securities.

Short position risk — the Fund will incur a loss from a short position if the value of the reference asset increases after the Fund has entered into the short position. Short positions generally involve a form of leverage, which can exaggerate the Fund’s losses. If the Fund engages in a short derivatives position, it may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.

Tax risk — derivatives raise issues under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code” or the “Internal Revenue Code”) requirements for qualifications as a regulated investment company (“RIC”).

Valuation risk — depending on their structure, some categories of derivatives may present special valuation challenges.

Derivatives may generally be traded OTC or on an exchange. OTC derivatives, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. The CFTC and the SEC continue to review the current regulatory requirements applicable to derivatives, and it is not certain at this time how the regulators may change these requirements. Any such changes may, among various possible effects, increase the cost of entering into certain derivatives transactions, require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of the Fund to enter into certain types of derivative transactions. Regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Fund, and in some cases, initial margin as well. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least September 2022. In addition, regulations adopted by prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

Common Units of MLPs and LLCs

An MLP is a publicly traded company organized as a limited partnership or limited liability company (“LLC”) and generally treated as a qualified publicly traded partnership for federal income tax purposes. Common units represent an equity ownership interest in an MLP, however, MLP common unit holders generally have limited voting rights, compared to the voting rights of holders of a corporation’s common stock, and play a limited role in the MLP’s operations and management. Common units of an LLC represent an equity ownership in an LLC. LLC common unit holders typically have broader voting rights than common unit holders of entities organized as limited partnerships. Interests in MLP or LLC common units entitle the holder to a share of the company’s success through distributions and/or capital appreciation. As a RIC under the Code, the Fund may invest no more than 25% of its total assets in securities of entities treated as qualified publicly traded partnerships for federal income tax purposes, which generally includes MLPs.

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Equity Securities of MLP Affiliates

In addition to common units of MLPs, the Fund also may invest in equity securities issued by MLP affiliates, such as shares of common stock of corporations that own MLP general partner interests. General partner interests often confer direct board participation rights and, in many cases, operating control with respect to the MLP.

Equity-Linked Securities

The Fund may invest in equity-linked securities, including, but not limited to, participation notes and certificates of participation. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks or a single stock. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities and subject to the Fund’s restrictions on investments in foreign securities. In addition, the Fund bears the risk that the counterparty of an equity-linked security may default on its obligations under the security. If the underlying security is determined to be illiquid, the equity-linked security would also be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid securities.

Participation notes, also known as participation certificates, are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction costs. If the underlying security is determined to be illiquid, participation notes may be illiquid. Participation notes offer a return linked to a particular underlying equity, debt or currency.

Exchange-Traded Funds (ETFs)

ETFs are regulated as registered investment companies under the 1940 Act. Investments in ETFs are subject to 1940 Act investment limits and would be aggregated with other types of investment companies in calculating limitations. Index ETFs generally acquire and hold stocks of all companies, or a representative sampling of companies, that are components of a particular index. Index ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks. Because an ETF has operating expenses and transaction costs, while a market index does not, Index ETFs that track particular indices typically will be unable to match the performance of the index exactly; however one cannot invest directly in an index. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. The Fund will bear its proportionate share of an ETF’s operating and transaction costs. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and generally redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may generally be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. Although the Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, the Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund’s best interest to do so.

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An investment in an ETF also is subject to all of the risks of investing in the securities held by the ETF. In addition, the market value of the ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the NAV of ETF shares should in most cases be small. Under certain circumstances, an ETF could be terminated. Should termination occur, the ETF might have to liquidate its portfolio securities at a time when the prices for those securities are falling.

Foreign Currencies Risk

Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in U.S. Dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. Dollar against these currencies is responsible for part of the Fund’s investment performance. If the U.S. Dollar falls in value relative to the Japanese yen, for example, the U.S. Dollar value of a Japanese stock held by the Fund will rise even though the price of the stock remains unchanged. Conversely, if the U.S. Dollar rises in value relative to the Japanese yen, the U.S. Dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the U.S. Dollar.

Although the Fund values its assets daily in terms of U.S. Dollars (and translates the value of its holdings denominated in foreign currencies to U.S. Dollars daily), it does not intend to physically convert its holdings denominated in foreign currencies into U.S. Dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions (“FX transactions”) either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

In general, the FX transactions executed for the Fund are divided into two main categories: (1) FX transactions in restricted markets (“Restricted Market FX”) and (2) FX transactions in unrestricted markets (“Unrestricted Market FX”). Restricted Market FX are required to be executed by a local bank in the applicable market. Unrestricted Market FX are not required to be executed by a local bank. The Adviser or a third-party agent executes Unrestricted Market FX relating to trading decisions. The Fund’s custodian executes all Restricted Market FX because it has local banks or relationships with local banks in each of the restricted markets where custodial client accounts hold securities. Unrestricted Market FX relating to the repatriation of dividends and/or income/expense items not directly relating to trading may be executed by the Adviser or by the Fund’s custodian due to the small currency amount and lower volume of such transactions. The Fund and the Adviser have limited ability to negotiate prices at which certain FX transactions are customarily executed by the Fund’s custodian, i.e., transactions in Restricted Market FX and repatriation transactions.

Foreign Securities

Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which typically are not associated with investing in United States securities. Since investments in foreign companies will frequently be denominated in the currencies of foreign countries (these securities are translated into U.S. Dollars on a daily basis in order to value the Fund’s shares), and since the Fund may hold securities and funds in foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Additionally, a foreign jurisdiction may halt trading of securities for an extended period of time, which poses liquidity, valuation and other risks. Additionally, a foreign jurisdiction may halt trading of securities for an extended period of time, which poses liquidity, valuation and other risks. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets. Payment for securities without delivery may be required in certain foreign markets.

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In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Foreign securities may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the U.S. or in other foreign countries. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in those countries.

Frontier Market Securities

The risks associated with investments in frontier market countries include all the risks foreign securities and emerging markets securities, although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than are investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than are typically found in more developed markets.

Futures

Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, or that delivery will occur.

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Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Initial Public Offerings (“IPOs”)

An IPO is a type of public offering where shares of stock in a company are sold to the general public, on a securities exchange, for the first time. Through this process, a private company transforms into a public company. IPOs are used by companies to raise expansion capital, to possibly monetize the investments of early private investors, and to become publicly traded enterprises. A company selling shares is never required to repay the capital to its public investors. The availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

Interests in Publicly Traded Limited Partnerships

Publicly traded limited partnerships represent equity interests in the assets and earnings of the partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests or units have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, non-investment income generated from limited partnerships deemed not to be “publicly traded” will not be considered “qualifying income” under the Code and may trigger adverse tax consequences. Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in the Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership, giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

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Medium Company, Small Company and Emerging Growth Securities

Investing in securities of medium-sized companies, small-sized (including micro-capitalization companies) and emerging growth companies, may involve greater risks than investing in the securities of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because medium-sized, small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Medium-sized, small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, medium-sized, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning medium sized, small-sized and emerging growth companies than for larger, more established ones.

Money Market Instruments

The Fund may invest without limit in short-term investment grade money market obligations. Money market instruments may include the following types of instruments:

•	obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

•	obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

•	obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

•	asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any nationally recognized statistical rating organization (“NRSRO”);

•	repurchase agreements;

•	certificates of deposit maturing in one year or less;

•	bank or savings and loan obligations;

•	commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

•	bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

•	high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the Adviser;

•	extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period; and

•	unrated short-term (maturing in 397 days or less) debt obligations that are determined by the Adviser to be of comparable quality to the securities described above.

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Preferred Stock

Preferred stocks, like some debt obligations, are generally fixed income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Real Estate Investment Trusts

REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs.

Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Like RICs such as the Fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects and illiquid markets. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Real Estate Related Securities

Although the Fund may not invest directly in real estate, the Fund may invest in equity securities of issuers that are principally engaged in the real estate industry. Such investments are subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Investments by the Fund in securities of companies providing mortgage servicing may be subject to the risks associated with refinancings and their impact on servicing rights. In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund’s ability to retain its tax status as a RIC because of certain income source requirements applicable to RICs under the Code.

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Real Estate Securities Risk

The value of the shares of the Fund will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (1) changes in general economic and market conditions; (2) changes in the value of real estate properties; (3) risks related to local economic conditions, overbuilding and increased competition; (4) increases in property taxes and operating expenses; (5) changes in zoning laws; (6) casualty and condemnation losses; (7) variations in rental income, neighborhood values or the appeal of property to tenants; and (8) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under performance and out performance in comparison to equity securities markets in general.

There are also special risks associated with particular sectors of real estate investments:

Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

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Other factors may contribute to the risk of real estate investments:

Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These companies in which the Fund invests (“portfolio companies”) are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

Lack of Insurance. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Fund’s investment performance.

Financial Leverage. Global real estate companies may be highly leveraged and financial covenants may affect the ability of global real estate companies to operate effectively.

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

Recent Events. The value of real estate is particularly susceptible to acts of terrorism and other changes in foreign and domestic conditions (including for example the inability of lessees to pay rent as a result of the ramifications of COVID-19).

Financing Issues. Financial institutions in which the Fund may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change.

Rights Issues and Warrants

Rights issues give the right, to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally on a short term period) and are offered at the company’s discretion.

Warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues (consisting of common and preferred stock, convertible preferred stock and warrants that themselves are only convertible into common, preferred or convertible preferred stock) of the issuing company or a related company at a fixed price either on a certain date or during a set period. Warrants are speculative and have no value if they are not exercised before the expiration date.

The equity issue underlying an equity warrant is outstanding at the time the equity warrant is issued or is issued together with the warrant. At the time the Fund acquires an equity warrant convertible into a warrant, the terms and conditions under which the warrant received upon conversion can be exercised will have been determined; the warrant received upon conversion will only be convertible into a common, preferred or convertible preferred stock. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance.

OTC equity warrants are usually traded only by financial institutions that have the ability to settle and clear these instruments. OTC warrants are instruments between the Fund and its counterparty (usually a securities dealer or bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC warrant, the Fund relies on the counterparty to fulfill its obligations to the Fund if the Fund decides to exercise the warrant.

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Index warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, an equity index at a certain level over a fixed period of time. Index warrant transactions settle in cash.

Covered warrants are rights created by an issuer, typically a financial institution, ordinarily entitling the holder to purchase from the issuer of the covered warrant outstanding securities of another company (or in some cases a basket of securities), which issuance may or may not have been authorized by the issuer or issuers of the securities underlying the covered warrants. In most cases, the holder of the covered warrant is entitled on its exercise to delivery of the underlying security, but in some cases the entitlement of the holder is to be paid in cash the difference between the value of the underlying security on the date of exercise and the strike price. The securities in respect of which covered warrants are issued are usually common stock, although they may entitle the holder to acquire warrants to acquire common stock. Covered warrants may be fully covered or partially covered. In the case of a fully covered warrant, the issuer of the warrant will beneficially own all of the underlying securities or will itself own warrants (which are typically issued by the issuer of the underlying securities in a separate transaction) to acquire the securities. The underlying securities or warrants are, in some cases, held by another member of the issuer’s group or by a custodian or other fiduciary for the holders of the covered warrants.

Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index (Bond Index) at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

Long term options operate much like covered warrants. Like covered warrants, long term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange’s trading regulations. The Fund may only acquire covered warrants, index warrants, interest rate warrants and long term options that are issued by entities deemed to be creditworthy by the Adviser. Investment in these instruments involves the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or warrants to acquire the underlying security (or cash in lieu thereof).

Secondary Offerings

The Fund may invest a portion of its assets in secondary offerings. A secondary offering is a registered offering of a large block of a security that has been previously issued to the public. A secondary offering can occur when an investor sells to the public a large block of stock or other securities it has been holding in its portfolio. In a sale of this kind, all of the profits go to the seller rather than the issuer. Secondary offerings can also originate when the issuer issues new shares of its stock over and above those sold in its IPO, usually in order to raise additional capital. However, because an increase in the number of shares devalues those that have already been issued, many companies make a secondary offering only if their stock prices are high or they are in need of capital. Secondary offerings may have a magnified impact on the performance of the Fund with a small asset base. Secondary offering shares frequently are volatile in price. Therefore, the Fund may hold secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Securities of Investment Companies

To the extent the Fund invests in another investment company, the Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which the Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

Special Situation Companies

Companies may experience “special situations,” which are unusual developments that could affect a company’s market value. Examples of “special situations” include mergers, acquisitions, reorganizations, consolidations, recapitalizations and liquidations; distributions of cash, securities or other assets; tender or exchange offers; a breakup or workout of a holding company; or litigation.

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Strategic Transactions, Derivatives and Synthetic Investments

The Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed income securities in the Fund’s portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts. In certain circumstances, the Fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms. In such circumstances, the Fund may invest in synthetic or derivative alternative investments (“Synthetic Investments”) that are based upon or otherwise relate to the economic performance of the underlying securities. Synthetic Investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts. Synthetic Investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and OTC put and call options on securities, equity and fixed income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used subject to certain limits imposed by the 1940 Act to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and under current regulations, the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts and Synthetic Investments, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Synthetic Investments also involve exposure to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued, and counterparties involved. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain OTC options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin posting and collection requirements for futures contracts and swaps would allow for greater exposure to leverage and operational risks than would purchases of options, where the exposure generally is limited to the cost of the initial premium. On the other hand, the out-of-pocket cost of purchasing near term options can often be substantially greater than entering into swaps or futures contracts. Losses resulting from the use of Strategic Transactions would reduce NAV, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. In some cases, strategic transactions also may not provide the exposure or risk management benefits sought.

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As described above, the Fund may also trade in physically-settled currency forward contracts. There is less protection against defaults in the forward trading of currencies since such forward contracts are currently not guaranteed by an exchange or clearing house and are not subject to the margin requirements applicable to swaps as well as the mandatory clearing and exchange trading requirements applicable to swaps. The Dodd-Frank Act includes in the definition of “swaps” that are regulated by the CFTC most types of currency derivatives including cash-settled or non-deliverable foreign currency forwards.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S. (which may depend on whether the Fund is executing trades with a CFTC or SEC registered dealer), may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the U.S. of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Under current regulations, many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written or sold by the Fund will require the Fund to hold the securities deliverable under the call upon exercise (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities or deliver the cash strike price if the call is exercised. A cash-settled call option sold by the Fund on an index will require the Fund to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A physically-settled put option written or sold by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation under current regulations, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund’s obligations or to segregate cash or liquid assets equal to the amount of the Fund’s obligation.

Under current regulations, OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC-issued and exchange listed index options, may provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a cash-settled call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value of such excess. OCC-issued and exchange listed options sold by the Fund that settle with physical delivery, or with an election of either physical delivery or cash settlement, will require the Fund to segregate an amount of cash or liquid assets equal to the full value of the cash securities or commodities deliverable under the option by the seller on exercise. Holders of long options are not required to segregate assets. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin. Under current regulations, the Fund may also need to segregate additional cash or liquid assets sufficient to meet its obligation under the contracts. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Under current regulations, with respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations (including any pre-payment penalties and premium payments) over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. The Fund’s obligation to segregate the accrued excess of its obligations over its entitlements with respect to a credit default swap (“CDS”) it buys (for example, the cost to the Fund to unwind the CDS, enter into an offsetting CDS, or pay a third-party to relieve the Fund of its obligation) may be equal to the notional value of the CDS. When the Fund is a seller of the CDS, the Fund will segregate the notional value of the CDS. Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any.

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Under Current regulations, strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Recent Regulatory Activity. In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act governing a registered investment company’s use of derivatives, short sales, reverse repurchase agreements, and certain other instruments. Rule 18f-4 could limit the Fund’s ability to engage in certain derivatives and other transactions and/or increase the costs of such transactions, which could adversely affect the value or performance of the Fund. Under Rule 18f-4, a fund’s derivatives exposure is limited through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments. Compliance with Rule 18f-4 became required on August 19, 2022.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Close-out Risk for Qualified Financial Contracts. Regulations adopted by the prudential regulators require counterparties of the banks and other financial intermediaries that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit and other risks to the Fund.

Temporary Investments and Defensive Investments

Pending investment of the proceeds of an offering, the Fund may invest offering proceeds in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. The Fund also may invest in these instruments on a temporary basis to meet working capital needs, including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions and to facilitate the payment of expenses and settlement of trades.

Under adverse market or economic conditions, the Fund may invest up to 100% of its total assets in these securities on a temporary basis. In addition, immediately leading up to the Termination Date, in connection with the Eligible Tender Offer, the Fund may invest a significant portion of its assets in these securities on a temporary basis. To the extent the Fund invests in these securities, it may not achieve its investment objective. The yield on these securities may be lower than the returns on equity securities or yields on lower rated debt securities.

When-Issued Securities and Delayed-Delivery

The Fund may purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

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To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its NAV. The market value of the securities may be more or less than the purchase price. Under current regulations, the Fund will establish a segregated account in which it will maintain cash and liquid assets equal in value to commitments for such securities.

Under current regulations, when the Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described above, the Fund’s liquidity and the ability of the Advisers to manage it might be affected by its commitments to purchase “when-issued” securities. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

When the Fund enters into a delayed delivery transaction, a when-issued transaction or a forward transaction, the Fund may be required to provide collateral to cover potential losses of the counterparty, due to changes in the value of the security, in the event that the event that the transaction is unable to settle (e.g., in the event of a default on the Fund). Similarly, the counterparty may be required to provide collateral to cover the potential losses of the Fund, due to changes in the value of the security, in the event that the transaction is unable to settle (e.g., the seller fails to deliver the security). Under current regulations, the Fund may reduce the amount of liquid assets it will segregate to the extent it provides such collateral.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund’s NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Investment Restrictions of the Fund

The following are the fundamental investment limitations of the Fund set forth in their entirety. Investment limitations identified as fundamental may be changed only with the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act, means the lesser of (1) 67% of the voting shares present in person or by proxy at a meeting at which more than 50% of the outstanding voting shares are present in person or by proxy, or (2) more than 50% of the outstanding voting shares).

Investment limitations stated as a maximum percentage of the Fund’s assets are applied by the Fund’s adviser at the time of an investment or a transaction to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund’s investment limitations. All limitations are based on a percentage of the Fund’s total assets (including assets obtained through leverage). The Fund may not:

1.	issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

2.	borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

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3.	make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

4.	purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry;

5.	underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities held in our portfolio;

6.	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein (including real estate investment trusts (“REITs”)); and

7.	purchase or sell physical commodities unless acquired as a result of the ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

All other investment policies are considered non-fundamental and may be changed by the Board without prior approval of a majority of the Fund’s outstanding voting securities.

Management of the Fund

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Board and the Fund’s officers appointed by the Board. The tables below list the trustees and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, its Board members and officers and the Adviser is 1900 Market Street, Suite 200, Philadelphia, PA 19103, unless specified otherwise below. The term “Fund Complex” includes each of the registered investment companies advised by the Adviser or their affiliates as of the date of this SAI. Trustees serve three-year terms or until their successors are duly elected and qualified. Officers are annually elected by the Trustees.

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Trustees

Name, Address and Age	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies (“Registrant”) consisting of investment portfolios (“Portfolios”) in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Interested Trustee

Stephen Bird** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1967	Class III Trustee	Term expires 2026; Trustee since 2021	Mr. Bird joined the Board of abrdn plc (formerly, Standard Life Aberdeen plc) in July 2020 as Chief Executive-Designate, and was formally appointed Chief Executive Officer in September 2020. Previously, Mr. Bird served as chief executive officer of global consumer banking at Citigroup from 2015, retiring from the role in November 2019. His responsibilities encompassed all consumer and commercial banking businesses in 19 countries, including retail banking and wealth management, credit cards, mortgages, and operations and technology supporting these businesses. Prior to this, Mr. Bird was chief executive for all of Citigroup’s Asia Pacific business lines across 17 markets in the region, including India and China. Mr. Bird joined Citigroup in 1998, and during his 21 years with the company he held a number of leadership roles in banking, operations and technology across its Asian and Latin American businesses. Before this, he held management positions in the UK at GE Capital – where he was director of UK operations from 1996 to 1998 – and at British Steel.	10 Registrants consisting of 28 Portfolios	None.

Independent Trustees

Nancy Yao c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Class III Trustee	Term expires 2026; Trustee since 2020	Ms. Yao is a strategic consultant. Ms. Yao was the President of the Museum of Chinese in America from 2015 until 2023. Prior to that, she served as the executive director of the Yale-China Association and managing director of the corporate program at the Council on Foreign Relations. Prior to her work in non-profit, Ms. Yao launched the Asia coverage at the Center for Financial Research and Analysis (currently known as RiskMetrics), served as the inaugural director of policy research of Goldman Sachs’ Global Markets Institute, and was an investment banker at Goldman Sachs (Asia) L.L.C. Ms. Yao is a board member of the National Committee on U.S.-China Relations, a member of the Council on Foreign Relations, and a lecturer on accounting and governance at Yale University.	7 Registrants consisting of 7 Portfolios	None.

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Name, Address and Age	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies (“Registrant”) consisting of investment portfolios (“Portfolios”) in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
P. Gerald Malone c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	Chair of the Board; Class II Trustee	Term expires 2025; Trustee since 2020	Mr. Malone is, by profession, a lawyer of over 40 years. Currently, he is a non-executive director of a number of U.S. companies, including Medality Medical (medical technology company) and Bionik Laboratories Corp. (US healthcare company) since 2018. He is also Chairman of many of the open and closed end funds in the Fund Complex. He previously served as Independent Chairman of UK companies Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company Ultrasis plc (healthcare software services company) until October 2014. Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.	9 Registrants consisting of 27 Portfolios	None

Todd Reit c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Class II Trustee	Term expires 2025; Trustee since 2020	Mr. Reit is a Managing Member of Cross Brook Partners LLC, a real estate investment and management company since 2017. Mr. Reit is also Director and Financial Officer of Shelter Our Soldiers, a charity to support military veterans, since 2016. Mr. Reit was formerly a Managing Director and Global Head of Asset Management Investment Banking for UBS AG, where he was responsible for overseeing all the bank’s asset management client relationships globally, including all corporate security transactions, mergers and acquisitions. Mr. Reit retired from UBS in 2017 after an over 25-year career at the company and its predecessor company, PaineWebber Incorporated (merged with UBS AG in 2000).	5 Registrants consisting of 5 Portfolios	None.

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Name, Address and Age	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies (“Registrant”) consisting of investment portfolios (“Portfolios”) in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
John Sievwright c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Class I Trustee	Term expires 2024; Trustee since 2020	Mr. Sievwright is a Non-Executive Director of Burford Capital Ltd (since May 2020) (provider of legal, finance, complex strategies, post-settlement finance and asset management services and products) and Revolut Limited, a UK-based digital banking firm (since August 2021); and Chair of the Board of LoopFX (fin-tech start-up operating in large foreign currency institutional transactions) (since Sept. 2022). Previously he was a Non-Executive Director for the following UK companies: NEX Group plc (2017-2018) (financial); and ICAP plc (2009-2016) (financial).	6 Registrants consisting of 8 Portfolios	Non-Executive Director of Burford Capital Ltd (provider of legal finance, complex strategies, post-settlement finance and asset management services and products) since May 2020.

Gordon A. Baird c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Class I Trustee	Term expires 2024; Trustee since 2023	Mr. Baird is the President and Chief Executive Officer of Nexos Technologies Inc. from 2019 to present. Mr. Baird is also the founder and Managing Partner of G. A. Baird Partners & Co from 2015 to present. Mr. Baird was the Chief Executive Officer of Independence Bancshares, Inc. from 2013 to 2015 and an Operating Advisor to Thomas H. Lee Partners L.P. in 2011 and 2012. From 2003 to 2011, Mr. Baird was Chief Executive Officer of Paramax Capital Partners LLC. Prior to 2003, Mr. Baird was a Director at Citigroup Global Markets, Inc., an investment analyst at State Street Bank and Trust Company and real estate analyst at John Hancock Real Estate Finance Inc.	1 Registrant consisting of 1 Portfolio	None

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Name, Address and Age	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies (“Registrant”) consisting of investment portfolios (“Portfolios”) in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Chris LaVictoire Mahai 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Class II Trustee	Term expires 2025; Trustee since 2023	Ms. Mahai is Managing Partner of clavm, LLC, a cross-industry strategic consultancy. She served as President of Aveus, a division of Medecision and Executive Vice President of Medecision, Inc. from May 2018 to December 2021. Prior to that she was Founder, Owner and Managing Partner of Aveus LLC from 1999 to May 2018. Her corporate executive roles prior to establishing Aveus included serving as a Poynter Institute Fellow; Senior Vice President and General Manager, Star Tribune/Cowles Media Company; and several executive roles at then Frist Bank System, now US Bank.	1 Registrant consisting of 1 Portfolio	None

Thomas W. Hunersen c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1958	Class III Trustee	Term expires 2026; Trustee since 2023	Mr. Hunersen is the Principal of CKW Ventures LLC (since 2013). Prior to 2013, Executive Vice President/General Manager North America/Global Head of Energy & Utilities, National Australia Bank Limited, New York, NY; Group Executive, Corporate & Institutional Recovery, Irish Bank Resolution Corporation, Dublin, Ireland; Group Executive, Bank of Ireland, Greenwich, CT; Chief Executive Officer, Slingshot GT Incorporated, Boston, MA; Assistant Vice President, Mellon Bank Corporation, Pittsburgh, PA.	1 Registrant consisting of 1 Portfolio	None

* As of the date of this SAI, the “Fund Complex” has a total of 14 Registrants with each Trustee serving on the Boards of the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple Portfolios. The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Funds (19 Portfolios), and abrdn ETFs (3 Portfolios).

** Mr. Bird is considered to be an “interested person” of the Fund as defined in the 1940 Act as a result of his role with the Adviser.

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Officers

The information contained under the heading “OFFICERS” in the Fund’s definitive proxy statement on Schedule 14A for its 2023 meeting of shareholders, filed with the SEC on April 14, 2023 (“Proxy Statement”) is incorporated herein by reference.

Experience of Trustees

The information contained under the heading “Additional Information About the Trustees” in the Fund’s Proxy Statement is incorporated herein by reference.

Compensation

The following table sets forth information regarding compensation of Trustees by the Fund and by the Fund Complex of which the Fund is a part for the fiscal year ended September 30, 2023. Officers of the do not receive any compensation directly from the Fund or any other fund in the Fund Complex for performing their duties as officers. The Fund does not have any bonus, profit sharing, pension or retirement plans.

Name of Trustee	Aggregate Compensation from Fund for Fiscal Year Ended September 30, 2023	Total Compensation From Fund and Fund Complex Paid To Trustees*
P. Gerald Malone	$51,711	$575,720
Nancy Yao	$32,627	$314,091
Todd Reit	$47,026	$84,687
John Sievwright	$44,554	$271,310
Gordon A. Baird	$21,471	$21,471
Chris LaVictoire Mahai	$21,471	$21,471
Thomas W. Hunersen	$21,471	$21,471
Stephen Bird	$0	$0

*              See the “Trustees” table for the number of Funds within the Fund Complex that each Trustee services.

Board and Committee Structure

The Board of Trustees of the Fund is composed of eight Trustees, seven of whom are not “interested persons” of the Fund (as defined in the 1940 Act) (the “Independent Trustees”). The Fund divides the Board into three classes, each class having a term of three years. Each year, the term of office of one class will expire and the successor(s) elected to such class will serve for a three year term.

The Board has appointed Mr. Malone, an Independent Trustee, as Chair. The Chair presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Trustees and management between Board meetings. Except for any duties specified herein, the designation of the Chair does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board holds regular quarterly meetings each year to consider and address matters involving the Fund. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established a committee structure that includes an Audit Committee and a Nominating and Corporate Governance Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations.

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The Nominating and Corporate Governance Committee and the Board as a whole also conduct an annual self-assessment of the performance of the Board, including consideration of the effectiveness of the Board’s Committee structure. The Committee is comprised entirely of Independent Trustees. Each Committee member is also “independent” within the meaning of the NYSE listing standards. The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Trustee as Chair, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight. During the fiscal year ended September 30, 2023, the Board held five meetings.

Audit Committee

The Board has an Audit Committee consisting of four Independent Trustees. In addition, the members of the Audit Committee are also “independent,” as defined in the Fund’s written Audit Committee Charter. The members of the Audit Committee are Mr. Reit, Ms. Yao, Mr. Malone and Mr. Sievwright. Mr. Sievwright serves as the Chair of the Audit Committee and the Audit Committee Financial Expert.

The Audit Committee oversees the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee assists the Board in fulfilling its responsibilities for oversight of the integrity of the Fund’s accounting, auditing and financial reporting practices, the qualifications and independence of the Fund’s independent registered public accounting firm and the Fund’s compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Board for ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Adviser and service providers if the engagement relates directly to the Fund’s operations and financial reporting. The Audit Committee is also responsible for monitoring the valuation of portfolio securities and other investments. During the fiscal year ended September 30, 2023, the Audit Committee met four times.

Service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management. As an integral part of its responsibility for oversight of the Fund, the Board oversees risk management of the Fund’s investment program and business affairs. Oversight of the risk management process is part of the Board’s general oversight of the Fund and its service providers.

Nominating and Corporate Governance Committee; Consideration of Potential Trustee Nominees

The Board has a Nominating and Corporate Governance Committee (the “Nominating Committee”) consisting of all the Independent Trustees. The members of the Nominating Committee are Mr. Reit, Ms. Yao, Mr. Malone and Mr. Sievwright. Mr. Malone serves as the Chair of the Nominating Committee.

The Nominating Committee is responsible for overseeing Board governance and related Trustee practices, including selecting and recommending candidates to fill vacancies on the Board. The Nominating Committee will consider Trustee candidates recommended by shareholders of the Fund. Recommendations for consideration by a Nominating Committee should be sent to the Chair of the Nominating Committee in writing together with the appropriate biographical information concerning each such recommended nominee.

In identifying and evaluating nominees for Trustee, the Nominating Committee seeks to ensure that the Board possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and also seeks to ensure that the Board of Trustees is comprised of trustees who have broad and diverse backgrounds. The Nominating Committee looks at each nominee on a case-by-case basis. In looking at the qualification of each candidate to determine if his or her election would further the goals described above, the Nominating Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. However, the Board believes that to be recommended as a nominee, whether by the Nominating Committee or at the suggestion of a shareholder, each candidate must: (1) display the highest personal and professional ethics, integrity and values; (2) have the ability to exercise sound business judgment; (3) be highly accomplished in his or her respective field; (4) have relevant expertise and experience; (5) be able to represent all shareholders and be committed to enhancing long-term shareholder value; and (6) have sufficient time available to devote to activities of the Board and enhance his or her knowledge of the Fund’s business. The Nominating Committee met two times during the fiscal year ended September 30, 2023.

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Risk Oversight

The information contained under the heading “BOARD AND COMMITTEE STRUCTURE—Board Oversight of Risk Management” in the Fund’s Proxy Statement is incorporated herein by reference.

Shareholder Communications

Shareholders who wish to communicate with Trustees with respect to matters relating to the Fund may address their written correspondence to the Board as a whole or to individual Trustees c/o abrdn Inc. (the “Administrator”), the Fund’s administrator, at 1900 Market Street, Suite 200, Philadelphia, PA 19103, or via e-mail to the Trustee(s) c/o abrdn Inc. at Investor.relations@abrdn.com.

Trustee Beneficial Ownership of Securities

As of September 30, 2023, the Fund’s trustees and executive officers, as a group, owned less than 1% of the Fund’s outstanding Common Shares. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its trustees and executive officers.

As of September 30, 2023, the dollar range of equity securities owned beneficially by each Trustee in the Fund and in all registered investment companies overseen by the trustee within the same family of investment companies as the Fund appears in the chart below. The following key relates to the dollar ranges in the chart:

A. None
B. $1 — $10,000
C. $10,001 — $50,000
D. $50,001 — $100,000
E. over $100,000

Name of Trustee	Dollar Range of Equity Securities Owned(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in the Family of Investment Companies(2)
Independent Trustees:
P. Gerald Malone	C	E
Nancy Yao	C	D
Todd Reit	C	C
John Sievwright	C	D
Gordon A. Baird	B	B
Chris LaVictoire Mahai	C	C
Thomas W. Hunersen	C	C
Interested Trustee:
Stephen Bird	C	E

(1) “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.

(2) “Family of Investment Companies” means those registered investment companies that are advised by the Adviser or an affiliate and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of September 30, 2023, none of the Independent Trustees or their immediate family members owned any shares of the Advisers or principal underwriter of the Fund or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisers or principal underwriter.

Codes of Ethics

The Fund and the Advisers have each adopted a code of ethics under Rule 17j-1 of the 1940 Act governing the personal securities transactions of their respective personnel. Under each code of ethics, personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Fund), subject to certain general restrictions and procedures. Copies of these Codes of Ethics are on the EDGAR Database on the SEC’s internet site at www.sec.gov and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov.

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Beneficial Ownership

As of November 30, 2023, to the Fund’s knowledge, no single shareholder or “group” (as that term is used in Section 13(d) of the Exchange Act) beneficially owned more than 5% of the Fund’s outstanding common shares, except as described in the following table. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A party that controls the Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership of common shares, including percentage of common shares beneficially owned, is based on, among other things, reports filed with the SEC by such holders.

Shareholder Name and Address	Class of Shares / Beneficial or Record Owner	Share Holdings		Percentage Owned as of September 30, 2023		Estimated Pro Forma Percentage of Ownership of Combined Fund
Saba Capital Management, L.P., et al.* 405 Lexington Avenue, 58th Floor New York, New York 10174	Common Shares/Beneficial Owner*	1,276,866	*	5.1	%*	4.43%
Morgan Stanley 1585 Broadway New York, NY 10036	Common Shares/Beneficial Owner	1,282,146		5.1%		4.44%

* Based solely upon information presented in a Schedule 13G filed August 7, 2023 jointly by Saba Capital Management, L.P., Saba Capital Management GP, LLC and Boaz R. Weinstein.

The Adviser

abrdn Inc., the Fund’s investment adviser, is located at 1900 Market Street, Suite 200, Philadelphia, PA 19103 and is an indirect wholly-owned subsidiary of abrdn plc, which manages or administers approximately $632.2 billion in assets as of June 30, 2023. abrdn plc and its affiliates (collectively, “abrdn”) provide asset management and investment solutions for clients and customers worldwide and also have a strong position in the pensions and savings market.

The Sub-Adviser

abrdn Investments Limited (formerly, Aberdeen Asset Mangers Limited) (“aIL”) serves as the sub-adviser to the Fund, pursuant to a sub-advisory agreement. The Sub-Adviser has its registered address at 10 Queen’s Terrace, Aberdeen, Aberdeenshire, United Kingdom, AB10 1XL and is an indirect wholly-owned subsidiary of abrdn plc. aIL’s principal place of business is located at 280 Bishopsgate, London, EC2M 4AG.

Advisory Agreements

The Fund and the Adviser are parties to an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Fund appoints the Adviser to act as investment adviser to the Fund in accordance with the stated investment policies and restrictions of the Fund as set forth in the Fund’s registration statement.

The Adviser, the Sub-Adviser and the Fund are parties to a sub-advisory agreement (the “Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, is responsible for the investment management of the Fund’s assets subject to the supervision of the Adviser and the Board.

In rendering investment advisory services, the Advisers may use the resources of investment advisor subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding / personnel sharing procedures (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to U.S. clients of the abrdn plc affiliates, including the Fund, as associated persons of the Adviser. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement must comply with the provisions of the Investment Advisers Act of 1940, as amended, the 1940 Act, the Securities Act of 1933, as amended, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Advisers do business or has clients. No remuneration is paid by the Fund with regards to the MOU/personnel sharing arrangements.

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The Fund will pay all of its other expenses, including, among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; other expenses in connection with the issuance, offering and underwriting of shares or debt instruments issued by the Fund or with the securing of any credit facility or other loans for the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment and optional cash purchase plan (except for brokerage expenses paid by participants in such plan); compensation and expenses of trustees; costs of stationery; any litigation expenses; and costs of shareholders’ and other meetings.

Pursuant to the Advisory Agreement, the Fund will pay the Adviser a monthly management fee at an annual rate equal to 1.35% of the average daily value of the Fund’s Managed Assets. Under the Subadvisory Agreement with the Sub-Adviser, and for the investment management services it provides to the Fund, the Sub-Adviser will be entitled to 65% of the advisory fee received, after fee waivers and expense reimbursements, if any, by the Adviser. The subadvisory fee payable to the Sub-Adviser will be paid by the Adviser out of the management fees it receives from the Fund.

During periods when the Fund is using leverage, the fee paid to the Adviser will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage.

abrdn Inc. has contractually agreed to limit the total ordinary operating expenses of the Combined Fund following the consummation of the Reorganization (excluding leverage costs, interest, taxes, brokerage commissions, acquired fund fees and expenses and any non-routine expenses) from exceeding 1.65% of the average daily net assets of the Combined Fund on an annualized basis for twelve months following the closing of the Reorganization, or June 30, 2025, whichever is later. This contractual limitation may not be terminated before twelve months following the closing of the Reorganization, or June 30, 2025, whichever is later, without the approval of the Combined Fund’s trustees who are not “interested persons” of the Combined Fund (as defined in the 1940 Act).

The Combined Fund may reimburse abrdn Inc., for the advisory fees waived or reduced and other payments remitted by abrdn Inc. and other expenses reimbursed as of a date not more than three years after the date when abrdn Inc. limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Combined Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by abrdn Inc., and the payment of such reimbursement is approved by the Board of the Combined Fund on a quarterly basis.

The Advisory and Sub-Advisory Agreements continue for an initial term of two (2) years and may be continued thereafter from year to year provided such continuance is specifically approved at least annually in the manner required by the 1940 Act. Each of the Advisory Agreement and the Subadvisory Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by the vote of the holders of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser or the Sub-Adviser, as applicable. In addition, the Subadvisory Agreement provides that it may be terminated by the Adviser at any time, without the payment of any penalty, on 60 days’ written notice to the Sub-Adviser. Each of the Advisory Agreement and the Subadvisory Agreement provides that it may be terminated by the Adviser (with respect to the Advisory Agreement and Subadvisory Agreement) or the Sub-Adviser (with respect to the Subadvisory Agreement), at any time, without the payment of any penalty, upon 60 days’ written notice to the Fund. Each of the Advisory Agreement and the Subadvisory Agreement also provides that it will automatically terminate in the event of an “assignment” (as defined in the 1940 Act), and the Subadvisory Agreement provides that it will automatically terminate in the event of the termination of the Advisory Agreement. The Advisory and Sub-Advisory Agreements, the Advisers are permitted to provide investment advisory services to other clients.

Effective June 19, 2020, abrdn Inc. became the Fund’s investment adviser and aIL became the Fund’s investment sub-adviser.

For the fiscal years ended September 30, 2021, 2022 and 2023, the Adviser earned gross advisory fees of $2,646,202, $2,639,837 and $5,027,290, respectively. The subadvisory fees paid to the Sub-Adviser are paid by the Fund. For the fiscal years ended September 30, 2021, 2022 and 2023, the Sub-Adviser earned gross sub-advisory fees of $1,720,031, $1,715,894 and $1,715,894, respectively.

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The Administrator

abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, serves as administrator to the Fund. Under the administration agreement, abrdn Inc. is generally responsible for managing the administrative affairs of the Fund.

For administration related services, abrdn Inc. is entitled to receive a fee at an annual rate of 0.08% of the Fund’s average daily net assets.

For the fiscal years ended September 30, 2022, and September 30, 2023, abrdn Inc. earned fees of $156,435 and $297,913 respectively from the Fund for administration services.

State Street Bank and Trust Company (“State Street”) serves as sub-administrator of the Fund and is paid by abrdn Inc. out of the fees it receives as the Fund’s administrator.

Custodian, Dividend Paying Agent, Transfer Agent and Registrar

State Street serves as custodian (the “Custodian”) for the Fund. State Street also provides accounting services to the Fund. State Street serves as the Fund’s dividend paying agent, transfer agent and registrar.

Independent Registered Public Accountant

KPMG LLP is the Fund’s independent registered public accountant. KPMG provides audit services and consultation with respect to the preparation of filings with the SEC.

Investor Relations Provider

Under the terms of the Investor Relations Services Agreement, abrdn Inc. provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by the Adviser or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by abrdn Inc.

Pursuant to the terms of the Investor Relations Services Agreement, abrdn Inc. (or third parties engaged by abrdn Inc.), among other things, provides objective and timely information to stockholders based on publicly available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

Portfolio Management

The information contained under “Item 8. Portfolio Managers of Closed-End Management Investment Companies” of the Fund’s Form N-CSR, which contains the Annual Report for the fiscal year ended September 30, 2023, is incorporated herein by reference.

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Potential Conflicts of Interest of the Advisers

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser (or Subadviser) believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser (or Sub-Adviser) has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate abrdn based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser (or Sub-Adviser) may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser (or Sub-Adviser) that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

From time to time, the Adviser or the Sub-Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The management by the Adviser and the Sub-Adviser of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Adviser’s and Sub-Adviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuous short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Adviser and Sub-Adviser have adopted various policies to mitigate these conflicts.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain affiliates of the Advisers. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Advisers or one of their affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Advisers between the interests of the Fund and the portfolio company, in that the ability of the Advisers to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates (which could include other abrdn-managed Funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these procedures and any conflicts that may arise.

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Conflicts of interest may arise where the Fund and other funds or accounts managed or administered by the Advisers simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer. In such circumstances, decisions made with respect to the securities held by one fund or account may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other fund or account (including the Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by the other funds or accounts managed by the Advisers, such other funds or accounts may have an interest that conflicts with the interests of the Fund. If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other funds or accounts were to lose their respective investments as a result of such difficulties, the Advisers may have a conflict in recommending actions in the best interests of the Fund. In such situations, the Advisers will seek to act in the best interests of each of the funds and accounts (including the Fund) and will seek to resolve such conflicts in accordance with its compliance policies and procedures.

The Adviser (or Sub-Adviser) has the ability to allocate investment opportunities of certain negotiated transactions between the Fund, other funds registered under the 1940 Act and other accounts managed by the Adviser pro rata based on available capital, up to the amount proposed to be invested by each (“Co-Investment Opportunities”). The 1940 Act and a rule thereunder imposes limits on the Fund’s ability to participate in Co-Investment Opportunities, and the Fund generally will not be permitted to co-invest alongside other funds registered under the 1940 Act and other accounts managed by the Adviser in privately negotiated transactions unless the Fund obtains an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as certain transactions in publicly traded securities and transactions in which price is the only negotiated term. To the extent an investment opportunity in a transaction involving the negotiation of any term of the investment other than price or quantity (a “negotiated transaction”) arises, and the Adviser determines that it would be appropriate for both the Fund and other accounts managed by the Adviser, the opportunity will be allocated to the other accounts and the Fund will not participate in the negotiated transaction. To the extent that the Adviser sources and structures private investments in publicly traded issuers, certain employees of the Adviser may become aware of actions planned by such issuers, such as acquisitions, which may not be announced to the public. It is possible that the Fund could be precluded from investing in or selling securities of an issuer about which the Adviser has material, nonpublic information, however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public. The Fund’s investment opportunities also may be limited by affiliations of the Adviser, the Sub-Adviser or their affiliates with infrastructure companies.

The Adviser (or Sub-Adviser) or their respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser (or Sub-Adviser) for other clients, and the Adviser (or Sub-Adviser) will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Adviser (or Sub-Adviser) may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund’s ability to trade in the securities of such companies.

Execution of Portfolio Transactions

The Adviser or Sub-Adviser is responsible for decisions to buy and sell securities and other investments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the OTC markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

Except as described below, the primary consideration in portfolio security transactions is best execution of the transaction (i.e., execution at a favorable price and in the most effective manner possible). “Best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, available liquidity and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. Both the Adviser and Sub-Adviser have freedom as to the markets in and the broker-dealers through which they seek this result, except where mandates have restrictions in place.

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Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, corporate access, and other information or services to the Adviser or Sub-Adviser. SEC regulations provide a “safe harbor” that allows an investment adviser to pay for research and brokerage services with commission dollars generated by client transactions. Effective with the implementation of Markets in Financial Instruments Directive II (“MiFID II”), the Adviser absorbs all research costs and will generally no longer rely on the “safe harbor” under Section 28(e) of the Securities Exchange Act of 1934.

There may be occasions when portfolio transactions for the Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or Sub-Adviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are affected only when the Adviser or Sub-Adviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner in accordance with the Advisers’ trade allocation policies and procedures.

In purchasing and selling investments for the Fund, it is the policy of the Adviser and Sub-Adviser to seek best execution through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Adviser or Sub-Adviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the Adviser or Sub-Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

With respect to FX transactions, different considerations or circumstances may apply, particularly with respect to Restricted Market FX. FX transactions executed for the Fund are divided into two main categories: (1) Restricted Market FX and (2) Unrestricted Market FX. Restricted Market FX are required to be executed by a local bank in the applicable market. Unrestricted Market FX are not required to be executed by a local bank. The Adviser, Sub-Adviser or third-party agent execute Unrestricted Market FX relating to trading decisions. The Fund’s custodian executes all Restricted Market FX because it has local banks or relationships with local banks in each of the restricted markets where custodial client accounts hold securities. Unrestricted Market FX relating to the repatriation of dividends and/or income/expense items not directly relating to trading may be executed by the Adviser or Sub-Adviser or by the Fund’s custodian due to the small currency amount and lower volume of such transactions. The Fund, the Adviser and the Sub-Adviser have limited ability to negotiate prices at which certain FX transactions are customarily executed by the Fund’s custodian, i.e., transactions in Restricted Market FX and repatriation transactions.

With regards to the Fund’s investments in Private Infrastructure Opportunities, the Advisers do not arrange trades with a broker or dealer. The advice conducted with regards to Private Infrastructure Opportunities generally relates to private offered securities in partnerships or similar relevant structures. The Fund may, from time to time, enter into arrangements with placement agents in connection with direct placement transactions. In evaluating placement agent proposals, the Adviser will consider each placement agent’s access to infrastructure issuers and experience in infrastructure markets, particularly the direct placement market. In such cases, a third-party sponsor or sponsor vehicle, not the Fund, will bear the associated placement agent fees. In addition to these factors, the Adviser will consider whether the proposed services are customary, whether the proposed fee schedules are within the range of customary rates, whether any proposal would obligate the Fund to enter into transactions involving a minimum fee, dollar amount or volume of securities, or into any transaction whatsoever, and other terms such as indemnification provisions.

The Adviser or Sub-Adviser may cause the Fund to pay a broker-dealer a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined to be consistent with the Adviser’s or Sub-Adviser’s obligation to seek best-execution pursuant to the standards described above.

Under the 1940 Act, “affiliated persons” of the Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, the Fund may purchase securities from underwriting syndicates of which a subadviser (if applicable) or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

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The Fund contemplates that, consistent with the policy of seeking to obtain best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in rules under the 1940 Act. Under the 1940 Act, commissions paid by the Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Fund’s policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Adviser or the Sub-Adviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s unaffiliated customers. The Adviser and the Sub-Adviser do not necessarily deem it practicable or in the Fund’s best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

Not one of the Fund, the Adviser or the Sub-Adviser has an agreement or understanding with a broker-dealer, or other arrangements to direct the Fund’s brokerage transactions to a broker-dealer because of the research services such broker provides to the Fund or the Adviser. While the Advisers do not have arrangements with any broker-dealers to direct such brokerage transactions to them because of research services provided, the Advisers may receive research services from such broker-dealers. The dollar amount of transactions and related commissions for transactions paid to a broker from which the Advisers also received research services for the fiscal year ended September 30, 2023 are in the table below:

Total Dollar Amount of Transactions	Total Commissions Paid on Such Transactions
$499,275,557	$156,462

For the fiscal years ended September 30, 2022, and September 30, 2023, the Fund paid brokerage commissions of $44,213 and $179,263 respectively.

During the fiscal year ended September 30, 2023, the Fund did not hold any investments in securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act).

Portfolio Turnover

The Fund’s annual portfolio turnover rate may vary greatly from year to year. The Fund may engage in frequent and active trading of portfolio securities, but does not intend to do so under normal circumstances. The Fund’s portfolio turnover is expected to be higher as it transitions a portion of its publicly traded securities portfolio to Private Infrastructure Opportunities. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund. In addition, a high rate of portfolio turnover may result in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends.

For the fiscal year ended September 30, 2022, the Fund’s portfolio turnover rate was 25%. For the fiscal year ended September 30, 2023, the Fund’s portfolio turnover rate was 28%.

Material U.S. federal income tax considerations

The following discussion is a general summary of material U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable U.S. federal income tax laws as of the date of this statement of additional information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate, gift, state, local or foreign tax considerations affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including applicable federal, state, local and foreign tax consequences to them or the effect of possible changes in tax laws.

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In addition, no attempt is made to address tax considerations applicable to an investor with a special tax status, such as a financial institution, REIT, insurance company, RIC, individual retirement account, other tax-exempt organization, dealer in securities or currencies, person holding shares of the Fund as part of a hedging, integrated, conversion or straddle transaction or constructive sale, trader in securities that has elected the mark-to-market method of accounting for its securities, U.S. holder (as defined below) whose functional currency is not the U.S. dollar, or investor with “applicable financial statements” within the meaning of section 451(b) of the Code. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the Fund’s shares are held by U.S. persons and that such shares are held as capital assets.

A “U.S. holder” is a beneficial owner that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable U.S. Department of the Treasury (“Treasury”) regulations to be treated as a U.S. person.

A “Non-U.S. holder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

Taxation as a RIC

The Fund has elected to be treated as and intends to qualify each year for the special tax treatment afforded a RIC under Subchapter M of the Code. As long as the Fund meets certain requirements that govern the Fund’s source of income, diversification of assets and distribution of earnings to shareholders, the Fund will not be subject to U.S. federal income tax on income distributed (or treated as distributed, as described below) to its shareholders. With respect to the source of income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (1) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (2) net income derived from interests in qualified publicly traded partnerships. A qualified publicly traded partnership is generally defined as a publicly traded partnership under section 7704 of the Code but does not include a publicly traded partnership if 90% or more of its gross income is described in (1) above.

With respect to the diversification of assets requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (1) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of two or more issuers that the Fund controls and that are determined to be engaged in the same, similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships.

For purposes of the income test, the character and source of the Fund’s distributive share of items of income, gain and loss derived through any entity properly treated as a partnership for U.S. federal income tax purposes (other than qualified publicly traded partnerships), including, in general, any unregistered fund, generally will be determined as if the Fund realized its distributive share of such tax items directly. Similarly, for the purpose of the asset diversification test, the Fund, in appropriate circumstances, will “look through” to the assets held by any such partnership.

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If the Fund qualifies as a RIC and distributes to its shareholders at least 90% of the sum of (1) its “investment company taxable income,” as that term is defined in the Code (which includes, among other items, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (2) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates on the amount retained. The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest and net capital gain. Under the Code, the Fund generally will also be subject to a nondeductible 4% federal excise tax on the undistributed portion of its ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (1) 98% of the Fund’s ordinary income (computed on a calendar year basis), (2) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), and (3) certain amounts from previous years to the extent such amounts have not been treated as distributed or been subject to tax under Subchapter M of the Code. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal conditions, does not currently expect to be subject to this excise tax.

Failure to Qualify as a RIC

If the Fund fails to qualify as a RIC in any taxable year, it will be taxed in the same manner as an ordinary corporation on all of its taxable income and gains, and distributions to the Fund’s shareholders will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would be taxed to shareholders as dividend income. Such distributions would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. Current earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred shares and then to the extent remaining, if any, to pay distributions on common shares. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification and the annual distribution requirements for that year and distribute any earnings and profits from any year in which the Fund failed to qualify as a RIC. Subject to a limited exception applicable to a RIC that qualified as such under the Code for at least one year prior to disqualification and that requalifies as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it at the time the Fund requalified as a RIC that are recognized within the subsequent five years, unless the Fund made an election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC. The remainder of this discussion assumes the Fund will qualify for taxation as a RIC.

Taxation of Certain Fund Investments

Investments in Partnerships

The Fund may invest in unregistered funds and other entities properly treated as partnerships for U.S. federal income tax purposes (other than qualified publicly traded partnerships). An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) is generally not itself subject to federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year. Each such item will have the same character to a partner and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partners receive cash distributions with respect to such items. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to the Fund (including in circumstances where investments by an underlying partnership, such as investments in debt instrument with “original issue discount,” generate income prior to a corresponding receipt of cash). In such case, the Fund may have to dispose of assets that it would otherwise have continued to hold in order to generate cash for distributions to Fund shareholders. In addition, the Fund may have to dispose of an investment in a partnership or devise other methods of cure (such as holding the investment through a taxable subsidiary), to the extent the partnership earns income of a type that is not qualifying income for purposes of the gross income test or holds assets that could cause the Fund not to satisfy the RIC asset diversification tests.

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Any distribution by a partnership to the Fund in excess of the Fund’s allocable share of the partnership’s net taxable income will decrease the Fund’s tax basis in its partnership interest and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized by the Fund on the disposition of its partnership interest.

A portion of any gain or loss recognized by the Fund on a disposition of a partnership interest (or by a partnership on a disposition of an underlying asset) may be separately computed and treated as ordinary income or loss under the Code to the extent attributable to assets of the partnership that give rise to depreciation recapture, intangible drilling and development cost recapture, or other “unrealized receivables” or “inventory items” under the Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the disposition. The Fund’s net capital losses may only be used to offset capital gains and therefore cannot be used to offset gains that are treated as ordinary income. Thus, the Fund could recognize both gain that is treated as ordinary income and a capital loss on a disposition of a partnership interest (or on a partnership’s disposition of an underlying asset) and would not be able to use the capital loss to offset that gain. Any capital losses that the Fund recognizes on a disposition of a partnership interest can only be used to offset capital gains that the Fund recognizes. Any capital losses that the Fund is unable to use may be carried forward to reduce its capital gains in later years.

The Fund may invest a portion of the assets allocated to the Private Infrastructure Opportunities indirectly through one or more wholly owned subsidiaries formed in one or more jurisdictions and treated as corporations for U.S. federal income tax purposes (each, a “Blocker Corporation,” and together, the “Blocker Corporations”). The Fund may invest indirectly through a Blocker Corporation if it believes it is desirable to do so to comply with the requirements for qualification as a RIC under the Code.

For example, the Fund may hold equity interests in an operating company conducted in “pass-through” form (i.e., as a partnership for U.S. federal income tax purposes) through a taxable domestic Blocker Corporation because such an investment, if made directly, would produce income that is not qualifying income for a RIC. Any Blocker Corporation organized in the United States will generally be subject to U.S. federal, state and local income tax at corporate rates on its taxable income, which taxes (and any other taxes borne by subsidiaries) would adversely affect the returns from investments held through the Blocker Corporation. In general, in order to comply with the diversification requirements under Subchapter M of the Code, the Fund may not invest more than 25% of the value of its assets in the stock of one or more Blocker Corporations that are engaged in the same or similar or related trades or businesses.

Other Considerations

The application of certain requirements for qualification as a RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with certain investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of certain investments may be affected by future legislation, Treasury regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a RIC and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain investments in the future.

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rate applicable to ordinary income; (2) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment; (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (4) convert long-term capital gain into short-term capital gain or ordinary income; (5) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited); (6) cause the Fund to recognize income or gain without a corresponding receipt of cash; (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; (8) adversely alter the characterization of certain complex financial transactions; and (9) produce income that will not be included in the sources of income from which a RIC must derive at least 90% of its gross income each year. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

Some of the investments that the Fund is expected to make, such as investments in debt securities that are treated as issued with original issue discount, will cause the Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. Because the distribution requirements described above will apply to this income, the Fund may be required to borrow money or dispose of other securities at disadvantageous times in order to make the relevant distributions.

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The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not be entitled to a tax deduction or credit for such taxes on their own U.S. federal income tax returns, although the Fund’s payment of such taxes may be eligible for a foreign tax credit or a deduction in computing the Fund’s taxable income.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss.

If the Fund acquires any equity interest in certain foreign investment entities (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation’s assets (computed based on average fair market value) either produce or are held for the production of passive income (“passive foreign investment companies” or “PFICs”), the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments. Amounts included in income each year by the Fund arising from a QEF election will be qualifying income for purposes of the income test described above even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.

Section 163(j) of the Code limits the deductibility of business interest. Generally, the provision limits the deduction for net business interest expenses to 30% of a taxpayer’s adjusted taxable income (50% for taxable years beginning in 2019 or 2020). The deduction for interest expenses is not limited to the extent of any business interest income, which is interest income attributable to a trade or business and not investment income. Under applicable Treasury regulations, all interest expense and interest income of a RIC is treated as properly allocable to a trade or business for purposes of the limitation on the deductibility of business interest. As a result, this limitation may impact the Fund’s ability to use leverage (e.g., borrow money, issue debt securities, etc.).

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, the Fund generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

The Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. Any such loss carryforwards will retain their character as short-term or long-term. In the event that the Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

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Taxation for U.S. Shareholders

Distributions paid to you by the Fund from its investment company taxable income generally will be taxable to you as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. A portion of such distributions (if properly reported by the Fund) may qualify (1) in the case of corporate shareholders, for the dividends received deduction under section 243 of the Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from certain entities, such as REITs, or (2) in the case of individual shareholders, as qualified dividend income eligible to be taxed at the federal income tax rates applicable to net capital gain under section 1(h)(11) of the Code to the extent that the Fund receives qualified dividend income, and provided in each case that certain holding period and other requirements are met at both the Fund and shareholder levels. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (for example, generally, if the issuer is incorporated in a possession of the United States or in a country with a qualified comprehensive income tax treaty with the United States, or if the shares with respect to which such dividend is paid are readily tradable on an established securities market in the United States). To be treated as qualified dividend income, the shareholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or, in the case of certain preferred shares, more than 90 days during the 181-day period beginning 90 days before the ex-dividend date). A shareholder’s holding period may be reduced for purposes of this rule if the shareholder engages in certain risk reduction transactions with respect to the shares. A qualified foreign corporation generally excludes any foreign corporation that, for the taxable year of the corporation in which the dividend was paid or the preceding taxable year, is a passive foreign investment company. Given the Fund’s investment strategy, it is not expected that a large portion of the distributions made by the Fund will be eligible for the dividends-received deduction (in the case of corporate shareholders) or for treatment as “qualified dividend income” (in the case of individual shareholders). Distributions made to you from an excess of net long-term capital gain over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by the Fund (as described below), will be taxable to you as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time you have owned the Fund’s shares.

Distributions in excess of the Fund’s earnings and profits will be treated by you, first, as a tax-free return of capital, which is applied against and will reduce the adjusted basis of your shares and, after such adjusted basis is reduced to zero, generally will constitute capital gain to you. After the close of its taxable year, the Fund will provide you with information on the federal income tax status of the dividends and distributions you received from the Fund during the year.

For taxable years beginning before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are generally eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates, provided certain holding period requirements are met with respect to the REIT stock. If the Fund receives qualified REIT dividends, it may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from the Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If the Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction. Subject to any future regulatory guidance to the contrary, any distribution of income attributable to the Fund’s investments in a qualified publicly traded partnership will currently not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such qualified publicly traded partnership directly. As a result, it is possible that a non-corporate shareholder will be subject to a higher effective tax rate on any such distributions received from the Fund compared to the effective rate applicable to any qualified publicly traded partnership income the shareholder would derive if the shareholder invested directly in the qualified publicly traded partnership.

Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

Sales and other dispositions of the Fund’s shares (including upon a termination of the Fund) generally are taxable events. You should consult your own tax adviser with reference to your individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale or exchange for federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of the Fund generally will result in capital gain or loss to you, equal to the difference between the amount realized and your adjusted basis in the shares sold or exchanged (taking into account any reductions in such basis resulting from prior returns of capital), and will be long-term capital gain or loss if your holding period for the shares is more than one year at the time of sale. Different tax consequences may apply for tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and may result in deemed distributions to non-tendering shareholders. On the other hand, shareholders holding shares as capital assets who tender all of their shares (including shares deemed owned by shareholders under constructive ownership rules) will be treated as having sold their shares and generally will recognize capital gain or loss.

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Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends you received (including amounts credited as an undistributed capital gain dividend) with respect to such shares. A loss you realize on a sale or exchange of shares of the Fund generally will be disallowed if you acquire other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or other substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that you dispose of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the same rate applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, while long-term capital gain generally will be taxed at the long-term capital gain rates. Capital losses are subject to certain limitations.

For purpose of determining (1) whether the annual distribution requirement to maintain RIC status is satisfied for any year and (2) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, if the Fund pays you a distribution in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such distribution will be treated for federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the distribution was declared. A shareholder may elect not to have all distributions automatically reinvested in Fund shares pursuant to the Plan. If a shareholder elects not to participate in the Plan, such shareholder will receive distributions in cash. For taxpayers subject to U.S. federal income tax, all distributions generally will be taxable, as discussed above, regardless of whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund.

If a shareholder’s distributions are automatically reinvested pursuant to the Plan, for U.S. federal income tax purposes, the shareholder generally will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. Under certain circumstances, however, if a shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued shares of the Fund, the shareholder may be treated as receiving a taxable distribution equal to the fair market value of the shares the shareholder receives.

The Fund intends to distribute substantially all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (1) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount and (2) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the basis of the shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Backup Withholding

The Fund is required in certain circumstances to backup withhold at a current rate of 24% on distributions and certain other payments paid to certain holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Medicare Tax

An additional 3.8% tax is imposed on the net investment income of certain individuals with a modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers) and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” generally will include interest, dividends, annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of the Fund) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Thus, certain of the Fund’s taxable distributions and gains on the sale of Fund shares to shareholders may be subject to this additional tax.

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U.S. Federal Income Tax Considerations for Non-U.S. Shareholders

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to a Non-U.S. holder of Fund shares.

This summary does not purport to be a complete description of the income tax considerations for a Non-U.S. holder. For example, the following does not describe income tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws. This summary does not discuss any aspects of U.S. estate or gift tax or state or local tax. In addition, this summary assumes that at all times the Fund’s common shares will be “regularly traded” for purposes of section 897 of the Code and does not address (1) any Non-U.S. holder that holds, at any time, more than 5% of the Fund’s shares, directly or under ownership attribution rules applicable for purposes of section 897 of the Code (a “5% holder”), or (2) any Non-U.S. holder whose ownership of shares of the Fund is effectively connected with the conduct of a trade or business in the United States. A 5% holder may be subject to adverse consequences, including obligations to file U.S. tax returns and to pay tax at the rates applicable to U.S. persons, with respect to Fund distributions that are attributable to USRPIs (as defined below) or gain on the disposition of Fund shares. Such holders should consult their tax advisors regarding an investment in the Fund.

As indicated above, the Fund has elected to be treated, and intends to qualify each year, as a RIC for U.S. federal income tax purposes. This summary is based on the assumption that the Fund will qualify as a RIC in each of its taxable years. Distributions of the Fund’s investment company taxable income to Non-U.S. holders will, except as discussed below, generally be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of the Fund’s current and accumulated earnings and profits. In order to obtain a reduced rate of withholding, a Non-U.S. holder will be required to provide the Fund with the applicable IRS Form W-8 certifying its entitlement to benefits under a treaty. The Fund generally will not be required to withhold tax on any amounts paid to a Non-U.S. holder with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided in each case that such amounts are properly reported by the Fund and the shareholder complies with applicable certification requirements relating to its non-U.S. status. The Fund may choose not to report such amounts.

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. holder, and gains realized by a Non-U.S. holder upon the sale of the Fund’s shares, will, except as described below, generally not be subject to U.S. federal income or withholding tax unless the Non-U.S. holder is an individual, has been present in the United States for 183 days or more during the taxable year and certain other conditions are satisfied.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions (which the Fund may do in the future), a Non-U.S. holder may be entitled to a federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund paid on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. holder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. holder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

A Non-U.S. holder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. holder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. holder or otherwise establishes an exemption from backup withholding. The amount of any backup withholding from a payment to a Non-U.S. holder will be allowed as a credit against such Non-U.S. holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided that the required information is furnished to the IRS.

Special rules may apply to Non-U.S. holders who receive distributions from the Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and, subject to certain exceptions, any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or a former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. Certain of the Fund’s investments may constitute interests in United States real property holding corporations or other USRPIs. In general, if the Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions (including capital gain dividends) by the Fund that are attributable to (1) gains realized on the disposition of USPRIs by the Fund and (2) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands will generally be subject to U.S. federal withholding tax as an ordinary income dividend (i.e., subject to withholding tax at a 30% rate (or lower treaty rate)).

43

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax and state, local and foreign tax consequences of an investment in the shares.

Foreign Account Tax Compliance Act

The Fund generally must obtain information sufficient to identify the status of each of its shareholders under sections 1471-1474 of the Code and the Treasury and IRS guidance issued thereunder (collectively, “FATCA”) or under an applicable intergovernmental agreement (an “IGA”) entered into by the United States and a foreign jurisdiction to implement FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold 30% of ordinary dividends the Fund pays to that shareholder. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above. The IRS and the Treasury have issued proposed regulations, on which taxpayers may currently rely, providing that the gross proceeds of share redemptions or exchanges and capital gain dividends the Fund pays will not be subject to FATCA withholding. You are encouraged to consult with your own tax adviser regarding the possible implications of FATCA on your investment in Fund shares, including investments through an intermediary. In addition, some foreign countries have implemented and others are considering, and may implement, laws similar in purpose and scope to FATCA.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their own tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes based on their particular circumstances.

Proxy voting policy and proxy voting record

The Board has delegated the day-to-day responsibility to the Advisers to vote the Fund’s proxies. Proxies are voted by the Advisers pursuant to the Board approved proxy guidelines, a copy of which as currently in effect as of the date of this SAI is attached hereto as Appendix B. Also attached hereto in Appendix B is the Advisers’ Listed Company Stewardship Guidelines, which among other things, expands upon how the Advisers approach environmental, social and governance issues when engaging with company management and voting proxies.

Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12 month period ending June 30 is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465, or (ii) on the SEC’s website at http://www.sec.gov.

Incorporation by reference

This SAI is part of a registration statement that the Fund has filed with the SEC. The Fund is permitted to “incorporate by reference” the information that it files with the SEC, which means that the Fund can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this SAI.

The documents listed below are incorporated by reference into this SAI and deemed to be part of this SAI from the date of the filing of such reports and documents:

•	the Semi-Annual Report to shareholders of the Acquired Fund for the fiscal period ended May 31, 2023 (Investment Company Act File No. 811-21496; Accession No. 0001445546-23-004858);

•	the Annual Report to shareholders of the Acquired Fund for the fiscal year ended November 30, 2022 (Investment Company Act File No. 811-21496; Accession No. 0001445546-23-001043);

44

•	the Semi-Annual Report to shareholders of the Fund for the fiscal period ended March 31, 2023 (Investment Company Act File No. 811-23490; Accession No. 0001104659-23-067920);

•	the Annual Report to shareholders of the Fund for the fiscal year ended September 30, 2023 (Investment Company Act File No. 811-23490; Accession No. 0001104659-23-124762);

•	the definitive proxy statement on Schedule 14A for the Fund’s 2023 annual meeting of shareholders, filed with the SEC on April 14, 2023; and (Investment Company Act File No. 811-23490; Accession No. 0001104659-23-045467); and

•	the description of common shares on Form 8-A (Investment Company Act File No. 001-339400; Accession No. 0001104659-20-085155) filed with the SEC on July 21, 2020.

Additionally, copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge:

for the Fund:

By Phone:	1-800-522-5465
By Mail:	abrdn Global Infrastructure Income Fund
c/o abrdn Inc. 1900 Market Street, Suite 200
Philadelphia, PA 19103
By Internet:	www.abrdnasgi.com

for the Acquired Fund:

By Phone:	(630) 765-8000
By Mail:	Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
By Internet:	https://www.ftportfolios.com

The Funds are subject to the informational requirements of the Exchange Act, and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. You also may view or obtain the foregoing documents from the SEC:

By e-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

Financial statements and supplemental financial information

The consolidated financial statements of the Fund as of September 30, 2023 have been incorporated by reference herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The Fund shall be the accounting and performance survivor in the Reorganization.

A table showing the fees and expenses of the Fund and Acquired Fund and the fees and expenses of the Fund on a pro forma basis after giving effect to the proposed Reorganization is included in the section titled “Fees and Expenses” of the Proxy Statement/ Prospectus.

It is anticipated that approximately 28% of the Acquired Fund’s holdings will be sold before the closing of the Reorganization in order to pay back the Acquired Fund’s outstanding leverage. Based on the Acquired Fund’s holdings as of May 31, 2023, the Combined Fund expects to sell approximately 87% of the Acquired Fund’s portfolio following the closing of the Reorganization. The resulting proceeds of sales made by the Combined Fund after the Reorganization will be invested in accordance with the Combined Fund’s principal investment strategies (which are those of the Acquiring Fund). A schedule of investments of the Acquired Fund as of May 31, 2023 is included below and is annotated to reflect the anticipated sale of a portion of the Acquired Fund’s portfolio holdings in connection with the Reorganization. Notwithstanding the foregoing, changes may be made to the Acquired Fund’s portfolio in advance of the Reorganization and/or to the Combined Fund’s portfolio following the Reorganization.

45

In evaluating the valuation procedures of the Acquired Fund compared to those used by the Fund, abrdn has identified some differences. Of relevance to the Acquired Fund is, for purposes of determining a Fund’s net asset value, in certain circumstances, foreign equity securities that trade on a market that closes prior to the Fund’s valuation time are valued by applying valuation factors to the last quoted sale price. The Acquired Fund and the Fund differ with respect to the circumstances in which such valuation factors are applied. The impact of this difference on the value of an Acquired Fund shareholder’s investment immediately after the Reorganization is consummated is uncertain and could be positive or negative depending on market conditions and could be material.

46

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

Portfolio of Investments

May 31, 2023 (Unaudited)

Shares	Description	Value

COMMON STOCKS (a) – 85.5%
	Australia – 2.0%
156,912	Transurban Group (b)(g)	$1,514,621

	Canada – 20.2%
112,315	Enbridge, Inc. (b)(h)	3,953,984
199,939	Gibson Energy, Inc. (b)(g)	3,227,008
110,886	Hydro One Ltd. (b) (c) (d) (g)	3,160,353
46,450	Pembina Pipeline Corp. (b) (g)	1,406,332
94,560	TC Energy Corp. (b) (g)	3,680,700
		15,428,377
	Hong Kong – 6.2%
653,500	CLP Holdings, Ltd. (b)(h)	4,761,179

	Italy – 13.2%
220,601	Enav S.p.A. (b) (c) (d) (h)	931,412
353,208	Enel S.p.A. (b) (h)	2,211,653
809,284	Snam S.p.A. (b) (g)	4,230,063
324,186	Terna-Rete Elettrica Nazionale S.p.A. (b)(g)	2,713,964
		10,087,092
	Japan – 2.0%
37,000	West Japan Railway Co. (b) (g)	1,551,172

	United Kingdom – 28.0%
472,954	National Grid PLC (b) (h)	6,506,942
398,650	Pennon Group PLC (b)(g)	3,835,792
136,302	Severn Trent PLC (b)(g)	4,701,701
96,727	SSE PLC (b) (h)	2,263,888
328,214	United Utilities Group PLC (b)(g)	4,133,853
		21,442,176
	United States – 13.9%
57,313	Eversource Energy (b)(g)	3,967,779
145,974	Kinder Morgan, Inc. (b)(h)	2,351,641
30,053	Sempra Energy (b)(g)	4,313,507
		10,632,927
	Total Common Stocks
	(Cost $67,587,084)	65,417,544

Units	Description	Value

MASTER LIMITED PARTNERSHIPS (a) – 2.1%
	United States – 2.1%
63,048	Enterprise Products Partners, L.P. (b)(g)
	(Cost $1,013,121)	1,597,006

Principal Value	Description	Rate (e)	Stated Maturity (f)	Value

SENIOR FLOATING-RATE LOAN INTERESTS – 35.5%
	Canada – 0.3%
$248,125	Air Canada, Term Loan B, 3 Mo. LIBOR + 3.50%, 0.75% Floor (g)	8.84%	08/11/28	247,763

	Cayman Islands – 1.2%
500,000	AAdvantage Loyalty IP Ltd., Initial Term Loan, 3 Mo. LIBOR + 4.75%, 0.75% Floor (g)	10.00%	04/20/28	503,008

See Notes to Financial Statements

47

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

Portfolio of Investments (Continued)

May 31, 2023 (Unaudited)

Principal Value	Description	Rate (e)	Stated Maturity (f)	Value

SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Cayman Islands (Continued)
$450,000	SkyMiles IP Ltd., Initial Term Loan, 3 Mo. SOFR + 3.75%, 1.00% Floor(g)	8.80%	10/20/27	$466,625
				969,633
	Ireland – 1.1%
569,221	Castlelake Aviation One DAC, Initial Term Loans, 3 Mo. LIBOR + 2.75%, 0.50% Floor(g)	7.62%	10/22/26	559,894
300,000	Setanta Aircraft Leasing DAC, Term Loan, 3 Mo. LIBOR + 2.00%, 0.00% Floor (g)	7.16%	11/05/28	298,098
				857,992
	Luxembourg – 2.6%
1,977,308	Connect Finco SARL, Term Loan B, 1 Mo. LIBOR + 3.50%, 1.00% Floor (g)	8.66%	12/11/26	1,966,195

	United States 30.3%
453,957	Calpine Construction Finance Co., L.P., Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00% Floor (g)	7.15%	01/15/25	453,707
599,528	Calpine Corp., Term Loan B5, 1 Mo. LIBOR + 2.50%, 0.00% Floor (g)	7.66%	12/16/27	595,457
671,806	Calpine Corp., Term Loan B9, 1 Mo. LIBOR + 2.00%, 0.00% Floor (g)	7.16%	04/05/26	666,928
2,098,842	Charter Communications Operating LLC, Term Loan B2, 3 Mo. SOFR + 1.75%, 0.00% Floor (g)	6.80%-6.90%	02/01/27	2,060,150
703,204	Core & Main L.P., Term Loan B-1 Loan, 1 Mo. SOFR + 2.50%, 0.00% Floor(g)	7.69%-7.74%	07/27/28	698,004
199,485	CSC Holdings LLC, Term Loan B5, 1 Mo. LIBOR + 2.50%, 0.00% Floor (g)	7.61%	04/15/27	168,922
790,574	CSC Holdings LLC, Term Loan B6, 1 Mo. SOFR + 4.50%, 0.00% Floor (g)	9.56%	01/18/28	700,646
639,937	Cumulus Media New Holdings, Inc., Initial Term Loan, 1 Mo. LIBOR + 3.75%, 1.00% Floor (g)	8.78%	03/31/26	505,016
1,081,250	Directv Financing LLC, Initial Term Loan, 1 Mo. LIBOR + 5.00%, 0.75% Floor (g)	10.15%	08/02/27	1,029,047
1,445,500	Frontier Communications Holdings LLC, Term Loan B-Exit, 3 Mo. LIBOR + 3.75%, 0.75% Floor (g)	8.94%	10/08/27	1,346,397
1,670,952	Hamilton Projects Acquiror LLC, Term Loan B, 3 Mo. LIBOR + 4.50%, 0.75% Floor (g)	9.66%	06/17/27	1,649,021
1,062,500	Mileage Plus Holdings LLC, Term Loan B, 3 Mo. LIBOR + 5.25%, 1.00% Floor (g)	10.21%	06/21/27	1,101,844
750,000	Northwest Fiber LLC, Term Loan B, 1 Mo. SOFR + 3.75%, 0.00% Floor (g)	8.95%	04/30/27	717,656
987,500	Olympus Water US Holding Corp., Term Loan B, 3 Mo. LIBOR + 3.75%, 0.50% Floor (g)	8.94%	11/09/28	924,428
1,881,352	Parkway Generation LLC, Term Loan B, 1 Mo. SOFR + 4.75%, 0.75% Floor (g)	10.28%	02/18/29	1,829,032
247,402	Parkway Generation LLC, Term Loan C, 1 Mo. SOFR + 4.75%, 0.75% Floor (g)	10.28%	02/18/29	240,405
2,222,716	PG&E Corp., Term Loan B, 1 Mo. LIBOR + 3.00%, 0.50% Floor
1,433,785	Standard Industries Inc./NJ, Initial Term Loan, 1 Mo. SOFR + 2.25%, 0.50% Floor (g)	7.71%	09/22/28	1,426,272
1,488,750	Terraform Power Operating, Term Loan B, 1 Mo. SOFR + 2.50%, 0.50% Floor (g)	7.50%	05/21/29	1,470,141
498,728	United Airlines, Inc., Class B Term Loan, 3 Mo. LIBOR + 3.75%, 0.75% Floor (g)	8.89%	04/21/28	496,995

See Notes to Financial Statements

48

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)

Portfolio of Investments (Continued)

May 31, 2023 (Unaudited)

Principal Value	Description	Rate (e)	Stated Maturity (f)	Value

SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	United States (Continued)
$2,484,981	Viasat, Inc., Term Loan B, 1 Mo. SOFR + 4.50%, 0.50% Floor	9.60%	03/04/29	$2,399,560
494,383	Vistra Operations Co., LLC, 2018 Incremental Term Loans, 1 Mo. LIBOR + 1.75%, 0.00% Floor (g)	6.86%-6.90%	12/31/25	491,294

				23,180,201
	Total Senior Floating-Rate Loan Interests			27,221,784
	(Cost $27,590,057)
	Total Investments – 123.1%			94,236,334
	(Cost $96,190,262)
	Outstanding Loan – (36.0)%			(27,550,000)
	Net Other Assets and Liabilities – 12.9%			9,837,459
	Net Assets – 100.0%			$76,523,793

(a)	Portfolio securities are categorized based upon their country of incorporation.

(b)	All or a portion of this security serves as collateral on the outstanding loan. At May 31, 2023, the segregated value of these securities amounts to $67,014,550.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).

(d)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(e)	Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the SOFR obtained from the U.S. Department of the Treasury’s Office of Financial Research, (iii) the prime rate offered by one or more United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR or SOFR floor that establishes a minimum LIBOR or SOFR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR or SOFR period, spread and floor, but different LIBOR or SOFR reset dates.

(f)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(g)	Position currently expected to be disposed of in connection with the Reorganization.

(h)	Position currently expected to be partially disposed of in connection with the Reorganization.

LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate

Currency Exposure Diversification	% of Total Investments
United States Dollar	41.9%
British Pound Sterling	22.8
Canadian Dollar	16.4
Euro	10.7
Hong Kong Dollar	5.0
Japanese Yen	1.6
Australian Dollar	1.6
Total	100.0%

See Notes to Financial Statements

49

Legal counsel

Counsel to the Fund is Dechert LLP.

Additional information

The Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. The Fund will provide without charge to each person, upon written or oral request, a copy of any and all of the information that has been incorporated by reference in this SAI or the Prospectus. Information contained on the Fund’s website at http:/www.abrdnasgi.com or the Acquired Fund’s website at https://www.ftportfolios.com is not incorporated by reference into this SAI or the Proxy Statement/Prospectus and should not be considered to be part of this SAI or the Proxy Statement/Prospectus.

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Appendix A—Description of securities ratings

S&P GLOBAL RATINGS DEBT RATINGS

A.	Issue Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

1.	Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise we impute; and

•	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

AAA - An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by S&P Global Ratings. AA - An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

AA- An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

A - An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB - An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

Obligors rated ‘BB’, ‘B’, ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.BB - An obligor rated ‘BB’ is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.

B - An obligor rated ‘B’ is more vulnerable than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

CCC - An obligor rated ‘CCC’ is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C – A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

R - An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D - An obligor is rated ’SD’ (selective default) or ‘D’ has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ’SD’ rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

NR - Indicates that a rating has not been assigned or is no longer assigned.

* The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

2.	Short-Term Issue Credit Ratings

Short-Term Issue Credit Ratings

A-1 - An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P Global Ratings. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 - An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 - An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

B - An obligor rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 – A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 – A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 – A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C - An obligor rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

R - An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D - An obligor is rated ’SD’ (selective default) or ‘D’ has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ’SD’ rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

NR - Indicates that a rating has not been assigned or is no longer assigned.

B.	Municipal Short-Term Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note Ratings

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

D - ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

MOODY’S INVESTORS SERVICE INC. (“Moody’s”) LONG-TERM DEBT RATINGS*

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa —Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal and interest.

* Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s description of state and municipal note ratings:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH, INC. BOND RATINGS

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets. AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment. CCC - Default is a real possibility. CC - Default of some kind appears probable.

C - A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced: a) an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but b) has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and c) has not otherwise ceased operating.

‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

MOODY’S

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

GLOBAL SHORT-TERM RATING SCALE

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. MUNICIPAL SHORT-TERM DEBT AND DEMAND OBLIGATION RATINGS

SHORT-TERM OBLIGATION RATINGS

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH’S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1 - Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good intrinsic capacity for timely payment of financial commitments.

F3 - The intrinsic capacity for timely payment of financial commitments is adequate.

B - Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C — Default is a real possibility.

RD — Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D — Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Appendix B—Proxy voting guidelines

U.S. Registered Advisers (the “abrdn Advisers”)

Proxy Voting Guidelines

Effective as of October 26, 2022

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires the abrdn Advisers to vote proxies in a manner consistent with clients’ best interest and must not place its interests above those of its clients when doing so. It requires the abrdn Advisers to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the abrdn Advisers vote proxies in the best interest of the clients, and (ii) to disclose to the clients how they may obtain information on how the abrdn Advisers voted proxies. In addition, Rule 204-2 requires the abrdn Advisers to keep records of proxy voting and client requests for information.

As registered investment advisers, the abrdn Advisers have an obligation to vote proxies with respect to securities held in its client portfolios in the best interests of the clients for which it has proxy voting authority.

The abrdn Advisers are committed to exercising responsible ownership with a conviction that companies adopting best practices in corporate governance will be more successful in their core activities and deliver enhanced returns to shareholders.

The abrdn Advisers have adopted a proxy voting policy. The proxy voting policy is designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients.

Resolutions are analysed by a member of our regional investment teams or our Active Ownership Team and votes instructed following consideration of our policies, our views of the company and our investment insights. To enhance our analysis, we will often engage with a company prior to voting to understand additional context and explanations, particularly where there is a deviation from what we believe to be best practice.

Where contentious issues arise in relation to motions put before a shareholders’ meeting, abrdn Advisers will usually contact the management of the company to exchange views and give management the opportunity to articulate its position. The long-term nature of the relationships that we develop with investee company boards should enable us to deal with any concerns that we may have over strategy, the management of risk or governance practices directly with the chairman or senior independent director. In circumstances where this approach is unsuccessful, abrdn Advisers are prepared to escalate their intervention by expressing their concerns through the company’s advisers, through interaction with other shareholders or attending and speaking at General Meetings.

In managing third party money on behalf of clients, there are a limited number of situations where potential conflicts of interest could arise in the context of proxy voting. One case is where funds are invested in companies that are either clients or related parties of clients. Another case is where one fund managed by abrdn invests in other funds managed by abrdn.

For cases involving potential conflicts of interest, abrdn Advisers have implemented procedures to ensure the appropriate handling of proxy voting decisions. The guiding principle of abrdn Advisers’ conflicts of interest policy is simple – to exercise our right to vote in the best interests of the clients on whose behalf we are managing funds.

We employ ISS as a service provider to facilitate electronic voting. We require ISS to provide recommendations based on our own set of parameters to tailored abrdn’s assessment and approach but remain conscious always that all voting decisions are our own on behalf of our clients. We consider ISS’s recommendations and those based on our custom parameters as input to our voting decisions. We make use of the ISS standard research and recommendations and those based on our own custom policy as input to our voting decisions. Where our analysts make a voting decision that is different from the recommendations based on our custom policy they will provide a rationale for such decisions which will be made publicly available in our voting disclosures.

In order to make proxy voting decisions, an abrdn analyst will assess the resolutions at general meetings in our active investment portfolios. This analysis will be based on our knowledge of the company, but will also make use of the custom and standard recommendations provided by ISS as described above. The product of this analysis will be final voting decision instructed through ISS applied to all funds for which abrdn have been appointed to vote. For funds managed by a sub-adviser, we may delegate to the sub-adviser the authority to vote proxies; however, the sub-adviser will be required to either follow our policies and procedures or to demonstrate that their policies and procedures are consistent with ours, or otherwise implemented in the best interest of clients.

B-1

There may be certain circumstances where abrdn may take a more limited role in voting proxies. We will not vote proxies for client accounts in which the client contract specifies that abrdn will not vote. We may abstain from voting a client proxy if the voting is uneconomic or otherwise not in clients’ best interests. For companies held only in passively managed portfolios the abrdn custom recommendations provided by ISS will be used to automatically apply our voting approach; we have scope to intervene to test that this delivers appropriate results, and will on occasions intrude to apply a vote more fully in clients’ best interests. If voting securities are part of a securities lending program, we may be unable to vote while the securities are on loan. However, we have the ability to recall shares on loan or to restrict lending when required, in order to ensure all shares have voted. In addition, certain jurisdictions may impose share-blocking restrictions at various times which may prevent abrdn from exercising our voting authority.

We recognize that there may be situations in which we vote at a company meeting where we encounter a conflict of interest. Such situations include:

•	where a portfolio manager owns the holding in a personal account

•	An investee company that is also a segregated client

•	An investee company where an executive director or officer of our company is also a director of that company

•	An investee company where an employee of abrdn is a director of that company

•	A significant distributor of our products

•	Any other companies which may be relevant from time to time

In order to manage such conflicts of interests, we have established procedures to escalate decision-making so as to ensure that our voting decisions are based on our clients’ best interests and are not impacted by any conflict.

The implementation of this policy, along with conflicts of interest, will be reviewed periodically by the Active Ownership team. abrdn’s Global ESG Principles & Voting Policies are published on our website.

To the extent that an abrdn Adviser may rely on sub-advisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the abrdn Adviser may delegate responsibility for voting proxies to the sub-adviser. However, such sub-advisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the abrdn Advisers’ clients. Clients that have not granted abrdn voting authority over securities held in their accounts will receive their proxies in accordance with the arrangements they have made with their service providers.

As disclosed in Part 2A of each abrdn Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its abrdn Adviser. Unless specifically requested by a client in writing, and other than as required for the Funds, the abrdn Advisers do not generally disclose client-specific proxy votes to third parties.

Our proxy voting records are available per request and on the SEC’s website at SEC.gov.

On occasions when it is deemed to be a fiduciary for an ERISA client’s assets, abrdn will vote the Plan assets in accordance with abrdn’s Proxy Voting Policy and in line with DOL guidance.

B-2

Listed Company ESG Principles & Voting Policies

February 2023

abrdn.com

Contents

Introduction	3	Dividends	14
Our expectations	3	Share Capital	14
Our approach to stewardship	3	Share Issuance	15
Engagement	4	Buyback	15
Proxy Voting	5	Related Party Transactions	15
Voting Process	5	Article/Bylaw amendments	15
Governance	6	Anti-Takeover Defences	15
Strategy	7	Voting Rights	16
Board of Directors	7	General Meetings	16
Board Composition	7	Sustainability	17
Leadership	7	The Environment	18
Independence	8	Labour and employment	19
Succession Planning & Refreshment	8	Human rights	19
Diversity	8	Business ethics	20
Directors’ Time Commitment	9	Environmental & Social Resolutions	21
Board Committees	9	Management Proposals	22
Director Accountability	10	Shareholder Proposals	22
Reporting	11	Climate Change	23
Political Donations & Lobbying	11	Diversity & Inclusion	23
Risk & Audit	12	Human Rights	24
Remuneration	12	Corporate Lobbying & Political Contributions	24
Investor Rights	14	Nuclear Energy	24
Corporate Transactions	14

Listed Company ESG Principles & Voting Policies	2

Introduction

Active Ownership and Environmental, Social & Governance (ESG) considerations are a driver of our investment process, our investment activity, our client journey and our corporate influence.

Through engagement with the companies in which we invest, and by exercising votes on behalf of our clients, we seek to improve the financial resilience and performance of our clients’ investments. Where we believe change is needed, we endeavour to catalyse this through our stewardship capabilities.

Our expectations

As global investors, we are particularly aware that ESG structures and frameworks vary across regions. Furthermore, what we expect of the companies in which we invest varies between different stages of business development and the underlying history and nature of the company in question. We seek to understand each company’s individual circumstances and so evaluate how it can best be governed and overseen. As such, we strive to apply the principles and policies set out on these pages in response to the needs of that individual company at that particular time. Our heritage as a predominantly active fund manager helps drive this bespoke approach to understanding good governance and risk management.

We have a clear perception of what we consider to be best practice globally - as set out in this document. However we will reflect the nature of the business, our close understanding of individual companies and regional considerations, where appropriate, in our approach to applying these policies, which are not exhaustive.

This document has received approval from the Head of Public Markets and the Investment Vector’s Chief Sustainability Officer following consultation with various internal stakeholders.

Our approach to stewardship

We seek to integrate and appraise environmental, social and governance factors in our investment process. Our aim is to generate the best long- term outcomes for our clients and we will actively take steps as stewards and owners to protect and enhance the value of our clients’ assets.

Stewardship is a reflection of this bespoke approach to good governance and risk management. We seek to understand each company’s specific approach to governance, how value is created through business success and how investors’ interests are protected through the management of risks that materially impact business success. This requires us to play our part in the governance process by being active stewards of companies, involved in dialogue with management and non-executive directors where appropriate, understanding the material risks and opportunities - including those relating to environmental and social factors and helping to shape the future success of the business.

Listed Company ESG Principles & Voting Policies	3

We will:

▪	Take into consideration, in our investment process, the policies and practices on environmental, social and governance matters of the companies in which we invest.

▪	Seek to enhance long-term shareholder value through constructive engagement with the companies in which we invest.

▪	Actively engage with the companies and assets in which we invest where we believe we can influence or gain insight.

▪	Seek to exercise voting rights, where held, in a manner consistent with our clients’ long-term best interests.

▪	Seek to influence the development of high standards of corporate governance and corporate responsibility in relation to environmental and social factors for the benefit of our clients.

▪	Communicate our Listed Company ESG Principles and Voting Policies to clients, companies and other interested parties.

▪	Be accountable to clients within the constraints of professional confidentiality and legislative and regulatory requirements.

▪	Be transparent in reporting our engagement and voting activities.

abrdn is committed to exercising responsible ownership with a conviction that companies adopting improving practices in corporate governance and risk management will be more successful in their core activities and deliver enhanced returns to shareholders. As owners of companies, the process of stewardship is a natural part of our investment approach as we seek to benefit from their long-term success on our clients’ behalf.

Engagement

It is a central tenet of our active investment approach that we strive to meet with the management and directors of our investee companies on a regular basis. The discussions we have cover a wide range of topics, including: strategic, operational, and ESG issues and consider the long-term drivers of value. Engagement with companies on ESG risks and opportunities is a fundamental part of our investment process. It is a process by which we can discuss how a company identifies, prioritises and mitigates its key risks and optimises its most significant opportunities. As such, we regard engagement as:

▪	Important to understanding investee companies as a whole.

▪	Helpful when conducting proper ESG analysis.

▪	Useful to maintaining open dialogue and solid relationships with companies.

▪	An opportunity to inflect positive change on a company’s holistic risk management programme - be active with our holdings rather than activist.

Listed Company ESG Principles & Voting Policies	4

Proxy Voting

Proxy voting is an integral part of our active stewardship approach and we seek to exercise voting rights in a manner in line with our clients’ best interests. We seek to ensure that voting reflects our understanding of the companies in which we invest on behalf of our clients. We believe that voting is a vital mechanism for holding boards and management teams to account, and is an important tool for escalation and shareholder action.

This document includes our process and overarching policy guidelines which we apply when voting at general meetings. These policies are not exhaustive and we evaluate our voting on a case by case basis. As a global investment firm we recognise the importance of adopting a regional approach, taking into account differing and developing market practices. Where a policy is specific to one region this is denoted.

We endeavour to engage with companies regarding our voting decisions to maintain a dialogue on matters of concern.

Voting Process

In line with our active ownership approach, we review the majority of general meeting agendas convened by companies which are held in our active equity portfolios. Analysis is undertaken by a member of our regional investment teams or our Active Ownership team and votes instructed following consideration of our policies, our views of the company and our investment insights. To enhance our analysis we may engage with a company prior to voting to understand additional context and explanations, particularly where there is deviation from what we believe to be best practice.

To supplement our own analysis we make use of the benchmark research and recommendations provided by ISS, a provider of proxy voting services. In the UK we also make use of the Investment Association’s (IA) Institutional

Voting Information Service. We have implemented regional voting policy guidelines with ISS which ISS applies to all meetings in order to produce customised vote recommendations. These custom recommendations help identify resolutions which deviate from our expectations. They are also used to determine votes where a company is held only in passive funds. Within our custom policies, however, we do specify numerous resolutions which should be referred to us for active review. For example we will analyse all proposals marked by ISS as environmental or social proposals.

While it is most common for us to vote in line with a board’s voting recommendation we will vote our clients’ shares against resolutions which are not consistent with their best interests. We may also vote against resolutions which conflict with local governance guidelines, such as the IA in the UK. Although we seek to vote either in favour or against a resolution we do make use of an abstain vote where this is considered appropriate. For example we may use an abstention to acknowledge some improvement, but as a means to reserve our position in expectation that further improvement is needed before we can vote in favour.

Where we vote against a resolution we endeavour to inform companies of our rationale.

In exceptional circumstances we may attend and speak at a shareholder meeting to reinforce our views to the company’s board.

We endeavour to vote all shares for which we have voting authority. We may not vote when there are obstacles to do so, for example those impacting liquidity, such as share-blocking, or where there is a significant conflict of interest. We use the voting platform of ISS to instruct our votes.

Where we lend stock on behalf of clients, and subject to the terms of client agreements, we hold the right to recall shares where it is in clients’ interests and we take the view that it will impact the final vote to maintain full voting weight on a particular meeting or resolution.

Our votes are disclosed publicly on our website one day after a general meeting has taken place.

Listed Company ESG Principles & Voting Policies	5

Listed Company ESG Principles & Voting Policies	6

Governance

Strategy

We invest in companies to create the best outcome for our clients. Companies must be clear about the drivers of their business success and their strategy for maintaining and enhancing it. Investment is a forward-looking process; we seek to understand the opportunity for a business and its scope for future value-creation over the long term. In order to do this, we need clarity on past business delivery and its drivers, and on the effective track record of management; we require honest and open reporting to build confidence in that track record. We seek confidence that companies and their management can maintain their competitive positioning and operational performance and subsequently enhance returns for investors. A clear strategy and clarity about the drivers of operational success provides the lens through which we will consider most corporate issues, not least assessing performance and risk management.

▪	We will consider voting against executive or non-executive directors if we have serious concerns regarding the oversight or implementation of strategy.

Board of Directors

We believe effective board governance promotes the long-term success and value creation of the company.

The board should be responsible for establishing the company’s purpose and strategy, overseeing management in their implementation of strategy and performance against objectives. The board should ensure a strong framework of control and risk oversight, including material ESG risks. The board should assess and monitor culture and be engaged with the workforce, shareholders and wider society.

Board Composition

Effective decision making requires a mix of skills around the table and constructive debate between diverse and different-minded individuals. A range of skills, experience and perspectives should be drawn together on the board.

These include industry knowledge, experience from other sectors and relevant geographical knowledge. Independence of thought plays a crucial role in the ability of a board to generate the debate and discussion that will challenge management, help enhance business performance and improve decision-making. Board assessments will help the board ensure it has the necessary mix of skills, diversity and quality of individuals to address the current risks and opportunities the company faces. Unitary boards should comprise an appropriate combination of executive and non-executive directors such that no group of individuals dominates decision-making. We expect the size of the board to reflect the size, nature and complexity of the business. We also expect regular internal and external board evaluations which include an assessment of board composition and effectiveness.

Leadership

Running businesses effectively for the long term requires effective collaboration and cooperation, with no individual or small group having unfettered powers. Nor should they have dominant influence over the way a business is run or over major decisions about its operations or future. There should be a division of responsibility between board leadership and executive leadership of the business.

We believe that there should be a division of roles at the top of the organisation, typically between a Chief Executive Officer (CEO) and an independent Chair.

▪	We will consider supporting the re-election of an existing Chair & CEO role combination, recognising that this remains common in certain geographies. In reviewing on a case by case basis we will take account of the particular circumstances of the company and consider what checks and balances are in place, such as the presence of a strong Senior Independent Director with a clear scope of responsibility.

▪	We will generally oppose any re-combination of the roles of CEO and Chair, unless the move is on a temporary basis due to exceptional circumstances or other mitigating factors.

▪	We will generally oppose any move of a retiring CEO to the role of Chair.

Listed Company ESG Principles & Voting Policies	7

Governance

Independence

Companies should be led and overseen by genuinely independent boards. When looking at board composition we generally expect to see a majority of independent directors, with boards identifying their independence classifications in the Annual Report. It is preferable to see an identified Senior Independent Director (SID) on the board, who will lead the appraisal of and succession planning for the Chair. We expect SIDs to meet with investors and be a point of contact for escalating concerns if required.

In assessing a director’s independence we will have due regard for whether a director:

i.	Has been an employee of the company within the last five years.

ii.	Has had within the last three years a material business relationship with the company.

iii.	Has received remuneration in addition to director fees or participates in the company’s option or variable incentive schemes, or is a member of the company’s pension scheme.

iv.	Has close family ties with any of the company’s advisers, directors or senior employees.

v.	Holds cross- directorships or has significant links with other directors through involvement in other companies or bodies.

vi.	Represents a significant shareholder.

vii.	Has served on the board for more than 12 years (or 9 for UK companies).

▪	We will consider voting against the re-election of non-independent directors if the board is not majority independent (excluding employee representatives). In doing so we will have regard for whether a company is controlled and the nature of the non-independence - for example, we are unlikely to vote against shareholder representatives unless their representation is disproportionate to their shareholding.

Succession Planning & Refreshment

Regular refreshment of the non-executive portion of a board helps draw in fresh perspectives, not least in the context of changes to business and emerging opportunities and risks. It also helps limit the danger of group- think. Thoughtful and proactive succession planning is therefore needed for board continuity, to ensure that a board is populated by individuals with an appropriate mix of skills, experience and perspective.

We expect the board to implement a formal process for the recruitment and appointment of new directors, and to provide transparency of this in the Annual Report.

▪	We will vote against non-executive directors where there are concerns regarding board refreshment or excessive tenure. Where there are directors who have served for over 12 years on a board which has seen no refreshment in 3 years (2 in UK), we will generally vote against their re-election. If a director has served for over 15 years we will generally vote against their re- election. We will, however, consider the impact on board continuity and the company’s succession planning efforts prior to doing so. We may not apply the tenure limit to directors who are founders or shareholder representatives.

Diversity

We believe that companies that make progress in diversity and inclusion (D&I) are better positioned for long-term sustainability and outperformance. Diversity of thought, paired with a culture of inclusion, can help companies to tackle increasingly complex challenges and markets. We expect boards to report on how they promote D&I throughout the business and believe that setting targets is important to addressing imbalances. We recognise the importance of adopting a regional approach to diversity and inclusion, allowing us to press for progress with appropriate consideration for the starting point. We have for several years, actively encouraged progress in gender diversity at all levels, and have expanded our scope in relation to diversity and inclusion across geographies. In respect of ethnic diversity, this is coming increasingly into focus as we encourage boards to progress in ensuring that their composition reflects their employee and customer bases.

Listed Company ESG Principles & Voting Policies	8

Governance

Our regional specific policies are below. In determining our votes we will take account of mitigating factors, such as the sudden departure of a female board member. We will also consider any clear progress being made by the company on diversity and any assurance that diversity shortfalls will soon be addressed.

Gender Diversity

▪	UK: We will generally vote against the Nomination Committee Chair of FTSE 350 companies if the board is not comprised of at least one third female directors. For smaller companies, we will take this action if the board does not include at least one female director.

▪	Europe: We will generally vote against the Nomination Committee Chair of LargeCap companies if the supervisory board is not comprised of at least 30% female directors, or is not in line with the local standard if higher. For smaller companies, we will take this action if the supervisory board does not include at least one female director.

▪	Australia: We will generally vote against the Nomination Committee Chair of ASX300 companies if the board is not comprised of at least 30% female directors.

▪	North America: We will generally vote against the Nomination Committee Chair of LargeCap companies if the board is not comprised of at least 30% female directors. For smaller companies, we will take this action if the board does not include at least one female director

Ethnic Diversity

▪	UK: We will generally vote against the Nomination Committee Chair at the boards of FTSE 100 companies, if the board does not include at least one member from an ethnic minority background. This is in line with targets set up by the Parker Review.

▪	US: We will generally vote against the Nomination Committee Chair at the boards of S&P 1500 & Russell 3000 companies if the board does not include at least one member from a racial or ethnic minority background.

Directors’ Time Commitment

Individual directors need sufficient time to carry out their role effectively and therefore we seek to ensure that all directors maintain an appropriate level of overall commitments such that allows them to be properly diligent.

▪	We will consider opposing the election or re-election of any director where there is a concern regarding their ability to dedicate sufficient time to the role. In making this assessment we will have regard for the ISS classification of ‘overboarding’.

▪	We will generally oppose the re-election of any director who has attended fewer than 75% of board meetings in two consecutive years.

Board Committees

Boards should establish committees, populated by independent and appropriately skilled non-executive directors, to oversee (as a minimum) the nomination, audit and remuneration processes. It may also be appropriate for additional committees to be established, such as a risk or sustainability committee. These committees should report openly on an annual basis about their activities and key decisions taken.

▪	We will consider voting against committee members if we have concerns regarding the composition of a committee.

Nomination Committee

This committee has responsibility for leading the process for orderly non-executive and senior management succession planning and recruitment, and for overseeing the composition of the board including skillset, experience and diversity. We expect the committee to be comprised of a majority of independent directors with an independent Chair.

▪	We will consider voting against the re-election of the Nomination Committee Chair if we have concerns regarding the composition of the board or concerns regarding poor succession planning.

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Governance

Audit Committee

This committee has responsibility for monitoring the integrity of the financial statements, reviewing the company’s internal financial controls and risk management systems, reviewing the effectiveness of the company’s internal audit function and appointing auditors. While we prefer the committee to be wholly independent, at minimum we expect the committee to be comprised of a majority of independent directors with an independent Chair and at least one member having recent and relevant financial experience.

▪	We will generally vote against the re-election of the Audit Committee Chair if at least one member of the Committee does not have recent and relevant financial experience.

Remuneration Committee

This committee is responsible for determining the policy and setting remuneration for executive and non-executive directors. The committee should ensure that remuneration is aligned with strategy and company performance and should clearly demonstrate regard for the company’s employees, for wider society and be cognisant of the company’s licence to operate when considering policy and the overall level of remuneration. We expect remuneration committees to be robust in their approach to developing and implementing remuneration policies, with formal and transparent procedures for developing policies and for determining remuneration packages. Remuneration committees should be comprised of a majority of independent directors with an independent Chair and we expect members to have appropriate experience and knowledge of the business. No executive should be involved in setting their own remuneration.

▪	Where we have significant concerns regarding the company’s remuneration policy or reward outcomes we may escalate these concerns through a vote against the Chair or members of the Remuneration Committee.

Director Accountability

We expect to be able to hold boards to account through engagement and regular director re-elections and directors should feel that they are accountable to investors. We encourage individual, rather than bundled, director elections. While our preference is for directors to be subject to re-election annually, we expect re-elections to take place at least every three years. Lengthier board mandates, while not uncommon in some markets, risk divorcing directors from an appropriate sense of accountability. Directors and management should make themselves available for discussions with major shareholders as we expect to have open dialogue to share our perspectives and gain confidence that the individuals are carrying out their roles with appropriate vigour and diligence. A further important element of director accountability to shareholders is that investors should have the right, both formal and informal, to propose and promote individual directors to be considered for election to the board by all shareholders.

▪	We will generally oppose the re-election of non-independent NEDs who are proposed for a term exceeding three years. We may not apply this to directors who are shareholder representatives.

▪	Where we have significant concerns regarding a board member’s performance, actions or inaction to address issues raised we may vote against their re-election.

▪	We may vote against directors who decline appropriate requests for meeting without a clear justification.

▪	Where a director has held a position of responsibility at a company which has suffered a material governance failure, we will consider whether we are comfortable to support their re-election at other listed companies.

▪	We will generally support resolutions to discharge the supervisory board or management board members unless we have serious concerns regarding actions taken during the year under review. Where there is insufficient information regarding allegations of misconduct, we may prefer to abstain. In exceptional circumstances we may vote against the discharge resolution to reflect serious ESG concerns if there is not another appropriate resolution.

▪	We will not support the election of directors who are not personally identified but are proposed as corporations.

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Governance

Reporting

A company’s board should present a fair, balanced and understandable assessment of the company’s position and prospects - financial and non-financial - and of how it has fulfilled its responsibilities. We support the principle of full disclosure of relevant and useful information, subject to issues of commercial confidentiality and prejudice. Boilerplate disclosure should be avoided. We encourage companies to consider using the appropriate globally developed standards and would particularly encourage the use of those created by the Taskforce for Climate related Financial Disclosures (TCFD), the International Integrated Reporting Council (IIRC), the Sustainability Accounting Standards Board (SASB) and the Global Reporting Initiative (GRI). Audited reporting and financial numbers should be published ahead of any relevant shareholder meetings. We continue to monitor the evolving reporting landscape and consider new reporting developments as they emerge, either voluntary or regulatory.

▪	We may consider voting against a company’s Annual Report & Accounts if we have concerns regarding timely provision or disclosure.

Political Donations & Lobbying

Companies should be consistent in their public statements and not undermine these in private commentary to market participants or to politicians and regulators. We welcome transparency from companies about their lobbying activities and believe that good companies have nothing to hide in this respect. Similarly we encourage transparency of any political donations that companies deem appropriate - and we expect a clear explanation of why such donations are an appropriate use of corporate funds.

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Governance

Risk & Audit

The board is responsible for determining the company’s risk appetite, establishing procedures to manage risk and for monitoring the company’s internal controls. We expect boards to conduct robust assessments of the company’s material risks and report to shareholders on risks, controls and effectiveness. The introduction of global accounting standards has led to much greater investor confidence in the accounts produced by companies around the world. It has also assisted in creating consistency of reporting across companies, enabling fairer comparisons between different operating businesses. We therefore encourage companies seeking international investment to report under International Financial Reporting Standards (IFRS) or US GAAP. As a firm abrdn supports the continued development of high quality global accounting standards.

An independent audit, delivered by a respected audit firm, is a required element for investor confidence in reporting by companies. We strongly favour meaningful, transparent and informative auditor reports, giving us additional insights into the audit process and accounting outcomes. Audit fees must be sufficient to pay for an appropriately in-depth assurance process. We would be concerned if a company sought to make savings in this respect as the cost in terms of damage to audit effectiveness and confidence in the company’s accounts would be much more substantial.

The independence of the auditor and the standard of their work, particularly in challenging management, should be subject to regular assessment that is appropriately disclosed. Even when individuals carrying out the audit are refreshed, we believe that the independence of the audit firm erodes over time and we will encourage a tender process and change of audit firm where an engagement has lasted for an extended period. In order to demonstrate the level of independence, companies should not have the same audit firm in place for more than 20 years.

The relationship with the auditor should be mediated through the audit committee. Where we are significant shareholders, we expect to be consulted on plans to tender and replace auditors.

▪	We will generally vote against the re-election of an auditor which has a tenure of 20 years or over, if there are no plans for rotation in the near term.

▪	We will consider voting against the auditors if we have concerns regarding the accounts presented or the audit procedures used.

▪	We will vote against the approval of auditor fees if we have concerns regarding the level of fees or the balance of non-audit and audit fees.

Remuneration

Remuneration policies and the overall levels of pay should be aligned with strategy, attracting and retaining talent and incentivising the decisions and behaviours needed to create long-term value. The component parts of remuneration should be structured so as to link rewards to corporate and individual performance and they should be considered in the context of the remuneration policies when taken as a whole. We recognise the benefits of simplicity in forming the policy, which should clearly link outcomes and expectations for those receiving the remuneration, as well as external stakeholders. The structure should be transparent and understandable.

A company’s annual report should contain an informative statement of remuneration policy which communicates clearly to stakeholders how it has developed and evolved. This should include details of any stress testing that may have been undertaken to understand the policy outcomes for different business scenarios. The remuneration committee should provide a clear description of the application of policy and the outcomes achieved.

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Governance

Base salary should be set at a level appropriate for the role and responsibility of the executive. We discourage increases which are driven by peer benchmarking, and expect increases to be aligned with the wider workforce. Consideration should also be given to the knock on impact to variable remuneration potential. Pension arrangements and benefits should be clearly disclosed. We generally expect pension structures to be aligned with the wider workforce.

A company should structure variable, performance-related pay to incentivise and reward management in a manner that is aligned with the company’s sustainable performance and risk appetite over the long term. We expect all variable pay to be capped, preferably as a proportion of base salary. In the UK we expect variable pay to be capped as a proportion of salary. In other markets, if variable pay is capped at a number of shares, we expect the value of grants to be kept under review annually to ensure the value remains appropriate and is not excessive.

Performance metrics used to determine variable pay should be clearly disclosed and aligned with the company’s strategy. A significant portion of performance metrics should seek to measure significant improvements in the underlying financial performance of the company. We also encourage the inclusion of non-financial metrics linked to targets which are aligned with the company’s progress on its ESG strategy. Where possible we expect these targets to be quantifiable and disclosed.

Variable pay arrangements should incentivise participants to achieve above-average performance through the use of challenging targets. We encourage sliding-scale performance measures and expect performance target ranges to be disclosed to enable shareholders to assess the level of challenge and pay for performance alignment. We expect annual bonus targets to be disclosed retrospectively and encourage the disclosure of long term incentive (LTI) targets at the beginning of the performance period, but at minimum we expect retrospective disclosure. Where bonus or LTI targets are not disclosed due to commercial sensitivity we expect an explanation of why the targets continue to be considered sensitive retrospectively and expect some detail regarding the level of achievement vs target. Where a share price metric is being used, we expect this to be underpinned by a challenging measure of underlying performance.

We encourage settlement of a portion of the annual bonus in shares which are deferred for at least one year.

We expect settlement of long term incentives to be in shares, with rationale provided for any awards settled in cash. Long term incentives should have a performance period of no less than three years. In the UK we expect a further holding period of two years to be applied, and we encourage this in other markets.

We do not generally support restricted share schemes or value creation plans. We will consider supporting the use of restricted share plans which have been structured consistent with the guidelines of the Investment Association.

We expect appropriate malus and clawback provisions to be applied to variable remuneration plans.

We expect shareholding guidelines to be adopted for executive directors and encourage the adoption of post-departure shareholding guidelines.

We expect details of any use of discretion to be disclosed and its use should be justifiable, appropriate and clearly explained. We would expect policies to be sufficiently robust so that discretion is only necessary in exceptional circumstances. We do not generally support exceptional awards, and are particularly sensitive to such awards being granted to reward a corporate transaction.

We expect executive service contracts to provide for a maximum notice period of 12 months. We will consider local best practice provisions related to severance arrangements when voting.

Non-executive fees should reflect the role’s level of responsibility and time commitment. We do not support NED’s participation in option or performance-related arrangements. However we do support the payment of fees in shares, particularly where conservation of cash is an issue.

In the UK our expectations of companies are aligned with the Investment Association’s Principles of Remuneration.

Where significant changes to remuneration arrangements are being considered, we would expect remuneration committees to consult with their largest shareholders prior to finalising any changes. Where any increase to variable remuneration is proposed, we would expect this to be accompanied by a demonstrable increase in the stretch of the targets. Furthermore we expect any increases to remuneration to be subject to shareholder approval.

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Governance

In response to the issues arising from the cost of living crisis being experienced by many people in the UK, we expect companies to focus any additional help towards those members of the workforce who need it most. We expect Remuneration Committees to take into account factors arising from the cost of living crisis when deliberating over executive pay outcomes. We would be concerned by reputational issues arising from decisions made in these unusual circumstances and may make this a factor in our voting decisions at relevant AGMs.

In line with the expectations set out above we will generally vote against the appropriate resolution(s) where:

▪	We consider the overall reward potential or outcome to be excessive.

▪	A significant increase to salary has been granted which is not aligned with the workforce or is not sufficiently justified.

▪	A significant increase to performance-related pay has been granted which is not sufficiently justified, is not accompanied by an increase in the level of stretch required for achievement or results in the potential for excessive reward.

▪	There is no appropriate cap on variable incentive schemes.

▪	Performance targets for annual bonus awards are not disclosed retrospectively and the absence of disclosure is not explained.

▪	Performance targets for long term incentive awards are not disclosed up front and there is no compelling explanation regarding the absence of disclosure or a commitment to disclose retrospectively.

▪	Performance targets are not considered sufficiently challenging, either at threshold, target or maximum.

▪	Relative performance targets allow vesting of awards for below median performance.

▪	Retesting provisions apply.

▪	Incentives that have been conditionally awarded have been repriced or performance conditions changed part way through a performance period.

▪	We have concerns regarding the use of discretion or the grant of exceptional awards.

▪	Pension arrangements are excessive.

▪	Pension arrangements are not aligned with the wider workforce (UK).

Investor Rights

The interests of minority shareholders must be protected and any major, or majority, investor should not enjoy preferential treatment. The structure of ownership or control should minimise the potential for abuse of public shareholders.

Corporate Transactions

Companies should not make significant changes to their structure or nature without being fully transparent to their investors. Shareholders should have the opportunity to vote on significant corporate activity, such as mergers and acquisitions. Where a transaction is with a related party, only independent shareholders should have a vote. Even in markets where no vote is given to shareholders in these circumstances, investors need transparent disclosure of the reasons for any such major change. Companies should expect that shareholders may want to discuss and debate proposed developments

Diversification beyond the core skills of the business needs to be justified as it is more often than not a distraction from operational performance. All major deals need to be clearly explained and justified in the context of the pre-existing strategy and be subject to shareholder approval.

▪	We will vote on corporate transactions on a case by case basis.

Dividends

We will generally support the payment of dividends but will scrutinise the proposed level where it appears excessive given the company’s financial position.

Share Capital

The board carries responsibility for prudent capital management and allocation.

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Governance

Share Issuance

We will consider capital raises which are proposed for a specific purpose on a case by case basis but recognise that it can be beneficial for companies to have some general flexibility to issue shares to raise capital. However we expect issuances to be limited to the needs of the business and companies should not issue significant portions of shares unless offering these on a pro-rata basis to existing shareholders to protect against inappropriate dilution of investments.

▪	Where a company seeks a general authority to issue shares we generally expect this to be limited to 25% of the company’s share capital for pre-emptive issuances. In the UK we are aligned with the guidance of the Investment Association Share Capital Management Guidelines.

▪	Where a company seeks a general authority to issue shares we generally expect this to be limited to 10% of the company’s share capital for non-pre-emptive issuances. In the UK we are aligned with the guidance of the Investment Association Share Capital Management Guidelines and those of the Pre-Emption Group.

▪	We will not generally support share issuances at investment trusts unless there is a commitment that shares would only be issued at a price at or above net asset value.

When considering our votes we will, however, take account of the company’s circumstances and any further detail regarding proposed capital issuance authorities prior to voting.

Following changes to the UK’s Pre-Emption Group Guidelines in November 2022, which reflect an increase on previous limits, we will hold the Chair of the company accountable for any perceived misuse of the increased flexibility through a vote against their re-election.

Buyback

We recognise that share buybacks can be a flexible means of returning cash to shareholders.

▪        We will generally support buyback authorities of up to 10% of the issued share capital.

Related Party Transactions

The nature of relations - particularly any related party transactions (RPTs)- with parent or related companies, or other major investors, must be disclosed fully. Related party transactions must be agreed on arm’s length terms and be made fully transparent. Where they are material, they should be subject to the approval of independent shareholders.

▪	We will vote against RPTs where there is insufficient transparency of the nature of the transaction, the rationale, the terms or the views and assessment of directors and advisors.

Article/Bylaw amendments

While it is standard to see proposals from companies to amend their articles of association or bylaws, we will review these on a case by case basis. When doing so we expect full transparency of the proposed changes to be disclosed.

▪	We will vote against amendments which will reduce shareholder rights.

Anti-Takeover Defences

There should be no artificial structures put in place to entrench management and protect companies from takeover. The best defence from hostile takeover is strong operational delivery.

▪	We will generally vote against anti-takeover/‘poison pill’ proposals.

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Governance

Voting Rights

We are strong supporters of the principle of ‘one share, one vote’ and therefore favour equal voting rights for all shareholders.

▪	We will generally vote against proposals which seek to introduce or continue capital structures with multiple voting rights.

▪	We will consider voting against proposals to raise new capital at companies with multiple share classes and voting rights.

General Meetings

Shareholder meetings provide an important opportunity to hold boards to account not only through voting on the proposed resolutions but also by enabling investors the opportunity to raise questions, express views and emphasise concerns to the entire board. We may make a statement at a company’s AGM as a means of escalation to reinforce our views to a company’s board.

We welcome the opportunity to attend meetings virtually, being of the view that this can increase participation given obstacles such as location or meeting concentration. However we are not supportive of companies adopting virtual-only meetings as we believe this format reduces accountability. Our preference is for a hybrid meeting format to balance the flexibility of remote attendance with the accountability of an in-person meeting.

▪	We will generally support resolutions seeking approval to shorten the EGM notice period to minimum 14 days, unless we have concerns regarding previous inappropriate use of this flexibility.

▪	We will generally support proposals to enable virtual meetings to take place as long as there is confirmation that the format will be hybrid, with physical meetings continuing to take place (unless prohibited by law). We expect virtual attendees to have the same rights to speak and raise questions as those attending in-person.

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Listed Company ESG Principles & Voting Policies	17

Sustainability

As part of strategic planning, boards need to have oversight of, and clearly articulate, the key opportunities and risks affecting the sustainability of the business model. This includes having a process for, and transparent disclosure of, potential and emerging opportunities and risks and the actions being taken to address them.

The effective management of risks extends to long- term issues that are hard to measure and whose timeframe is uncertain and will include the management of environmental and social issues. We use the UN Global Compact’s four areas of focus in assessing how companies are performing in this area.

Specifically we expect companies to be able to demonstrate how they manage their exposures under the following headings.

The Environment

It is generally accepted that companies are responsible for the effects of their operations and products on the environment. The steps they take to assess and reduce those impacts can lead to cost savings and reduce potential reputational damage. Companies are responsible for their impact on the climate and they face increased regulation from world governments on activities that contribute to climate change.

We expect that companies will:

▪	Identify, manage and reduce their environmental impacts.

▪	Understand the impact of climate change along the company value chain.

▪	Develop group-level climate policies and, where relevant, set targets to manage the impact, report on policies, practices and actions taken to reduce carbon and other environmental risks within their operations.

▪	Comply with all environmental laws and regulations, or recognised international best practice as a minimum.

Where we have serious concerns regarding a board’s actions, or inaction, in relation to the environment we will consider taking voting action on an appropriate resolution. We will use the indicators within the Carbon Disclosure Project to identify companies which are not fulfilling their climate commitments. Where appropriate we will take voting action to encourage better practice among companies which we deem to be laggards.

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Sustainability

Labour and employment

Companies that respect internationally recognised labour rights and provide safe and healthy working environments for employees are likely to reap the benefits. This approach is likely to foster a more committed and productive workforce, and help reduce damage to reputation and a company’s license to operate. We expect companies to comply with all employment laws and regulations and adopt practices in line with the International Labour Organization’s core labour standards. a minimum.

In particular, companies will:

▪	Take affirmative steps to ensure that they uphold decent labour standards.

▪	Adopt strong health and safety policies and programmes to implement such policies.

▪	Adopt equal employment opportunity and diversity policies and a programme for ensuring compliance with such policies.

▪	Adopt policies and programmes for investing in employee training and development.

▪	Adopt initiatives to attract and retain talented employees, foster higher productivity and quality, and encourage in their workforce a commitment to achieving the company’s purpose.

▪	Ensure policies are in place for a company’s suppliers that promote decent labour standards, and programmes are in place to ensure high standards of labour along supply chains.

▪	Report regularly on its policy and implementation of managing human capital.

Where we have serious concerns regarding a board’s actions, or inaction, in relation to labour and employment we will consider taking voting action on an appropriate resolution.

Human rights

We recognise the impact that human-rights issues can have on our investments and the role we can play in stimulating progress. We draw upon a number of international, legal and voluntary agreements for guidance on human-rights responsibilities and compliance. Our primary sources are the International Bill of Rights and the core conventions of the International Labour Organisation (ILO), which form the list of internationally agreed human rights, and the UN Guiding Principles on Business and Human Rights (UNGPs), which clarifies the roles of states and businesses. We encourage companies to use the UNGPs Reporting Framework and encourage disclosure in line with this guidance.

We expect companies to:

▪	Continually work to understand their actual and potential impacts on human rights.

▪	Establish systems that actively ensure respect for human rights.

▪	Take appropriate action to remedy any infringements on human rights.

Where we have serious concerns regarding a board’s actions, or inaction, in relation to human rights we will consider taking voting action on an appropriate resolution.

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Sustainability

Business ethics

As institutions of wealth and influence, companies have a significant impact on the prosperity of their local communities and the wider world. Having a robust code of ethics and ensuring professional conduct mean companies operate more effectively, particularly when it comes to ethical principles governing decision-making. A company’s failure to conform to internationally recognised standards of business ethics on matters such as bribery and corruption, can increase its risk of facing investigation, litigation and fines. This could undermine its license to operate, and affect its reputation and image.

We expect companies to have policies in place to support the following:

▪	Ethics at the heart of the organisation’s governance.

▪	A zero-tolerance policy on bribery and corruption.

▪	How people are rewarded, as pay can influence behaviour.

▪	Respect for human rights.

▪	Tax transparency.

▪	Ethical training for employees.

Where we have serious concerns regarding a board’s actions, or inaction, related to business ethics we will consider taking voting action on an appropriate resolution.

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Environmental & Social
Resolutions

We will review any resolution at company meetings which ISS has identified as covering environmental and social factors. The following will detail our overarching approach and expectations.

Our approach to vote analysis is consistent across active and quantitative investment strategies:

▪	Review the resolution, proponent and board statements, existing disclosures, and external research.

▪	Engage with the company, proponents, and other stakeholders as required.

▪	Involve thematic experts, regional specialists, and investment analysts in decision-making to harness a wide range of expertise and include all material factors in our analysis.

▪	Ensure consistency by using our own in-house guidance to frame case-by-case analysis.

▪	Monitor the outcomes of votes.

▪	Follow-up with on-going engagement as required.

Given the nature of the topics covered by these resolutions we do not apply binary voting policies. We adopt a nuanced approach to our voting research and outcomes and will consider the specific circumstances of the company concerned. Our objective is not to vote in favour of all shareholder resolutions but to determine the best outcome for the company in the context of the best outcome for our clients. There are instances where we are supportive of the spirit of a resolution however there may be a reason which prevents our support for the proposal. For example, where the purpose of the resolution is unclear, where the wording is overly prescriptive, when suggested implementation is overly burdensome or where the proposal strays too closely to the board’s responsibility for setting the company’s strategy.

Management Proposals

We are supportive of the steps being taken by companies to provide transparent, detailed reporting of their ESG strategies and targets. While shareholder proposals on environmental and social topics have been common on AGM agendas for several years, an increasing number of companies are presenting management proposals, such as so called ’say on climate’ votes, for shareholder approval. While we welcome the intention of accountability behind these votes, we have reservations about the potential for them to limit the scope for subsequent investor challenge and diminish the direct responsibility and accountability of the board and individual directors. We believe it is the role of the board and the executive to develop and apply strategy, including ESG strategies, and we will continue to use existing voting items to hold boards to account on the implementation of these strategies. As active investors we also regularly engage with investee companies on ESG topics and find this dialogue to be the best opportunity to provide feedback.

We will review the appropriateness of ’say on climate’ votes and consider if other voting mechanisms should be applied to ensure both Boards and Executives apply the appropriate rigour to initiate and deliver strategies to support the climate transition.

Shareholder Proposals

The number of resolutions focused on environmental and social (E&S) issues filed by shareholders continues to grow rapidly. The following provides an overview of some of the factors we consider when assessing the most prevalent themes for shareholder proposals.

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Environmental & Social
Resolutions

Climate Change

We are members of the Net Zero Asset Managers Initiatives and this is reflected in our Active Ownership approach. We encourage the companies in which we invest to demonstrate a robust methodology underpinning Paris aligned goals and targets and are supportive of resolutions that will help companies to achieve this. Once a credible climate strategy is in place, we prioritise evidence of implementation over requests to re-draft strategies and targets after only a year or two.

A growing number of resolutions call on companies to increase the transparency of their reporting on climate-related lobbying. These proposals typically encompass direct lobbying undertaken by the company and indirect lobbying undertaken by trade associations and other organisations of which it is a member or supporter.

Lobbying contrary to the objectives of the Paris Agreement is effective in creating climate policy inertia and impeding the transition to net zero economies.

We do not evaluate resolutions in isolation. Our approach recognises the links between corporate governance, strategy and climate approach. Where a company’s operational response to climate change is inadequate, the effectiveness of board oversight and corporate governance may also be called into question.

We expect and encourage companies to:

▪	Demonstrate that a robust methodology underpins Paris aligned, net zero goals and targets.

▪	Set targets for absolute emission reduction, not just carbon intensity, to show a clear pathway to net zero.

▪	Report in alignment with the TCFD framework.

▪	Link targets to remuneration and ensure they are reflected in capital expenditure and R&D plans.

▪	Carefully manage climate-related lobbying by ensuring appropriate oversight, transparent disclosure of activities, and alignment of activities with the company’s strategy and publicly stated positions.

Diversity & Inclusion

Diversity & Inclusion (D&I) is an important and growing theme for shareholder resolutions. In recent years resolutions have focussed on racial equity audits, pay gap reporting, transparent disclosure of D&I metrics and assessments of the efficacy of D&I programmes.

A racial equity audit is an independent analysis of a company’s business practices designed to identify practices that may have a discriminatory effect. We are supportive of racial equity audits in relation to internal and external D&I programmes. It is appropriate that these programmes should have KPIs and audit mechanisms in place to measure and evaluate outcomes. Some proposals request racial equity audits of provision of services. We are aware that measuring provision of service is challenging and gathering racial data on customers can be difficult and inappropriate. There are also multiple different factors that can influence service provision and which could be misconstrued as being racially motivated. We will however, support resolutions which are not unduly prescriptive and allow companies to carry out audits within a reasonable timeframe, at a reasonable cost, and excluding confidential or proprietary information.

We consider standardised gender pay gap disclosure to be an important tool for assessing how companies are addressing gender inequality. Reporting on gender pay gaps across global operations can help companies to remain ahead of the regulatory curve. It also enables them to offer better opportunities and remuneration for women around the world. We are therefore supportive of resolutions which are likely to deliver these benefits. Proposals must be carefully drafted to achieve these outcomes. For instance, in the past we have been unable to support resolutions which called for global median gender and racial pay gap reporting as it was unclear how this would reveal potential pay disparities at a local level and how it could be implemented by companies with operations in jurisdictions where collection of racial identity data is illegal.

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Environmental & Social
Resolutions

In the US market we support public disclosure of EEO-1 forms by companies. The EEO-1 form details a comprehensive breakdown of workforce by race and gender according to ten employment categories. The form is submitted privately to the US Equal Employment Opportunity Commission on an annual basis. When publicly disclosed, it offers investors and other stakeholders data in a standardised and comparable form. We have used our engagement programme to ask the companies in which we invest to disclose this form for their US operations while making it central to our D&I voting approach and supporting resolutions that request it.

Human Rights

As a supporter of the UN Guiding Principles on Business and Human Rights (UNGPs), we expect companies to demonstrate how human rights due diligence is conducted across operations, services, product use and the supply chain. Companies can have a significant impact on human rights directly through operations and provision of services, and indirectly through product use and the supply chain. In recent years the sale and end-use of controversial technologies, such as facial recognition software, has emerged as a prominent theme.

We expect and encourage companies to:

▪	Have robust due diligence processes to assess the actual and potential human rights impacts of their operations, services, product use and supply chain.

▪	Conduct customer and supplier vetting processes commensurate with the risk of human rights abuse.

▪	Publicly disclose information about the operation of these processes and utilise the UNGPs’ Reporting Framework. This will improve the standard and consistency of human rights reporting and enable more informed investment decision making.

Corporate Lobbying & Political Contributions

Corporate lobbying and political contributions are a recurrent theme of shareholder resolutions, particularly in the US. These proposals typically encompass direct lobbying undertaken by the company and indirect lobbying undertaken by trade associations and other organisations of which it is a member or supporter. Proposals may also request the disclosure of more information regarding the process and rationale for political contributions. We expect companies to make transparent, consolidated disclosures of direct and indirect lobbying and political expenditure. This disclosure should be underpinned by a coherent policy that: explains public policy priorities and the rationale for associated expenditure, identifies the management positions responsible for public policy engagement, and provides appropriate mechanisms for board oversight. These measures should mitigate the risks associated with corporate lobbying and political contributions, protecting the interest of shareholders and other stakeholders.

Nuclear Energy

In the Japanese market nuclear energy is a recurrent theme of shareholder resolutions. The Japanese government is seeking to reduce the nation’s reliance on coal and its energy strategy presents safe nuclear power generation as an important source of base-load power. In this context, resolutions which seek to limit or cease the nuclear operations of an individual company do not appear to be in the best interests of shareholders and other stakeholders. The health & safety risks associated with nuclear energy are high, must be managed carefully across the industry, and are an important consideration in our voting.

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Important Information

This document is strictly for information purposes only and should not be considered as an offer, investment recommendation, or solicitation, to deal in any of the investments or funds mentioned herein and does not constitute investment research. abrdn does not warrant the accuracy, adequacy or completeness of the information and materials contained in this document and expressly disclaims liability for errors or omissions in such information and materials.

Any research or analysis used in the preparation of this document has been procured by abrdn for its own use and may have been acted on for its own purpose. The results thus obtained are made available only coincidentally and the information is not guaranteed as to its accuracy. Some of the information in this document may contain projections or other forward looking statements regarding future events or future financial performance of countries, markets or companies. These statements are only predictions and actual events or results may differ materially. The reader must make their own assessment of the relevance, accuracy and adequacy of the information contained in this document and make such independent investigations, as they may consider necessary or appropriate for the purpose of such assessment. This material serves to provide general information and is not meant to be investment, legal or tax advice for any particular investor. No warranty whatsoever is given and no liability whatsoever is accepted for any loss arising whether directly or indirectly as a result of the reader, any person or group of persons acting on any information, opinion or estimate contained in this document. abrdn reserves the right to make changes and corrections to any information in this document at any time, without notice. This material is not to be reproduced in whole or in part without the prior written consent of abrdn.

Applying ESG and sustainability criteria in the investment process may result in the exclusion of securities within the universe of potential investments. The interpretation of ESG and sustainability criteria is subjective meaning that products may invest in companies which similar products do not (and thus perform differently) and which do not align with the personal views of any individual investor. Furthermore, the lack of common or harmonized definitions and labels regarding ESG and sustainability criteria may result in different approaches by managers when integrating ESG and sustainability criteria into investment decisions. This means that it may be difficult to compare strategies within ostensibly similar objectives and that these strategies will employ different security selection and exclusion criteria. Consequently, the performance profile of otherwise similar vehicles may deviate more substantially than might otherwise be expected. Additionally, in the absence of common or harmonized definitions and labels, a degree of subjectivity is required and this will mean that a product may invest in a security that another manager or an investor would not.

abrdn plc is registered in Scotland (SC286832) at 1 George Street, Edinburgh EH2 2LL.

Listed Company ESG Principles & Voting Policies	25

For more information visit abrdn.com

GB-070223-187536-4

abrdn.com	STA0223824336-001

PART C

Other Information

Item 15. Indemnification

Maryland law permits a Maryland statutory trust to include in its declaration of trust a provision limiting the liability of its trustees and officers to the trust and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) action or failure to act, which is the result of active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. The Registrant’s Amended and Restated Declaration of Trust contains such a provision that limits present and former trustees’ and officers’ liability to the Registrant and its shareholders for money damages to the maximum extent permitted by Maryland law in effect from time to time, subject to the Investment Company Act of 1940, as amended (the “1940 Act”).

The Registrant’s Amended and Restated Declaration of Trust obligates it to the maximum extent permitted by Maryland law to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to:

•	any individual who is a present or former trustee or officer of the Registrant who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity; or

•	any individual who, while a trustee or officer of the Registrant and at the Registrant’s request, serves or has served as a director, trustee, officer, partner, member or manager of another trust, corporation, real estate investment trust, partnership, joint venture, limited liability company, employee benefit plan or any other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity.

The Registrant’s Amended and Restated Declaration of Trust also permits it, with Board approval, to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and to any employee or agent of the Registrant or a predecessor of the Registrant.

In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Reference is also made to:

Section 7(b) of the Investment Advisory Agreement with abrdn Inc. (formerly, Aberdeen Standard Investments Inc).

Section 10(b) of the Investment Subadvisory Agreement.

Item 16.	Exhibits

(1)	Charter of Registrant

a.	Amended and Restated Declaration of Trust incorporated by reference to Exhibit a.3 to Pre-effective Amendment No. 2 to the Fund’s registration statement on Form N-2 filed on June 22, 2020, Accession No. 0001104659-20-075686 (“PEA No. 2”).

(2)	By-Laws

a.	Amended and Restated Bylaws incorporated by reference to Exhibit b to PEA No. 2.

(3)	Voting Trust Agreement – Inapplicable.

(4)	Agreement of Reorganization

a.	Form of Agreement and Plan of Reorganization – Filed herewith as Appendix A to the Proxy Statement/Prospectus.

(5)	Instruments Defining the Rights of Holders of the Securities being Registered

a.	See the Declaration of Trust (Exhibit 1 above) and the By-Laws (Exhibit 2 above).

(6)	Investment Advisory Contract

a.	Investment Advisory Agreement with abrdn Inc. (formerly, Aberdeen Standard Investments Inc.) incorporated by reference to the Exhibit g.1 to Pre-effective Amendment No. 3 to the Fund’s registration statement on Form N-2 filed on June 25, 2020, Accession No. 0001104659-20-076788 (“PEA No. 3”).

b.	Investment Subadvisory Agreement among the Fund, abrdn Inc. (formerly, Aberdeen Standard Investments Inc.) and abrdn Investments Limited (formerly, Aberdeen Asset Managers Limited) incorporated by reference to Exhibit g.2 to Pre-effective Amendment No. 4 to the Fund’s registration statement on Form N-2 filed on July 28, 2020, Accession No. 0001104659-20-086949 (“PEA No. 4”).

(7)	Distribution Contracts

a.	Automatic Dividend Reinvestment Plan incorporated by reference to Exhibit e to PEA No. 2.

(8)	Bonus or Profit Sharing Contracts – Inapplicable.

(9)	Custody Agreement

a.	Amended and Restated Master Custodian Agreement with State Street Bank and Trust Company NA dated June 1, 2010 incorporated by reference to Exhibit j.1 to PEA No. 2.

b.	Amendment dated January 29, 2014 to the Amended and Restated Master Custodian Agreement incorporated by reference to Exhibit j.2 to PEA No. 4.

c.	Amendment dated March 5, 2014 to the Amended and Restated Master Custodian Agreement incorporated by reference to Exhibit j.3 to PEA No. 4.

d.	Amendment dated June 1, 2015 to the Amended and Restated Master Custodian Agreement Amendment dated March 5, 2014 to the Amended and Restated Master Custodian Agreement incorporated by reference to Exhibit j.4 to PEA No. 4.

e.	Amendment dated December 1, 2017 to the Amended and Restated Master Custodian Agreement incorporated by reference to Exhibit j.5 to PEA No. 4.

f.	Amendment dated June 19, 2020 to the Amended and Restated Master Custodian Agreement incorporated by reference to Exhibit j.6 to PEA No. 4.

(10)	Rule 12b-1 Plan – Inapplicable.

(11)	Opinion and Consent of Dechert LLP.(1)

(12)	Form of Tax Opinion incorporated by reference to Exhibit 12 to the Registrant’s registration statement on Form N-14 filed on October 24, 2023, Accession No.0001104659-23-111142 (“Preliminary N-14”).

(13)	Other Material Contracts

a.	Transfer Agency and Service Agreement with Computershare NA dated July 23, 2010 incorporated by reference to Exhibit k.1 to PEA No. 2.

b.	Amendment to the Transfer Agency and Service Agreement with Computershare NA incorporated by reference to Exhibit k.2 to PEA No. 4.

c.	Amended and Restated Administration Agreement with abrdn Inc. (formerly, Aberdeen Standard Investments Inc.) incorporated by reference to Exhibit k.3 to PEA No. 3.

d.	Sub-Administration Agreement with State Street Bank and Trust Company NA dated February 26, 2010 incorporated by reference to Exhibit k.3 to PEA No. 2.

e.	Additional Funds Letter Related to the Sub-Administration Agreement incorporated by reference to Exhibit k.5 to PEA No. 4.

f.	Amended and Restated Investor Relations Services Agreement.(1)

g.	Amended and Restated Expense Limitation Agreement dated as of October 23, 2023 between abrdn Inc. and abrdn Global Infrastructure Income Fund.(1)

(14)	Other Opinions

a.	Consent of Independent Registered Public Accounting Firm for the Acquiring Fund.(1)

b.	Consent of Independent Registered Public Accounting Firm for the Acquired Fund.(1)

(15)	Omitted Financial Statements – Inapplicable.

(16)	Powers of Attorney incorporated by reference to Exhibit 16 to Preliminary N-14.

(17)	Additional Exhibits – Inapplicable.

(18)	Filing Fee Table.(1)

(1)	Filed herewith.

Item 17. Undertakings

(1)            The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)            The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)            The undersigned registrant agrees to file, by post-effective amendment, opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Philadelphia and Commonwealth of Pennsylvania, on the 12th day of December, 2023.

ABRDN GLOBAL INFRASTRUCTURE INCOME FUND

By:	/s/ Christian Pittard
Christian Pittard, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ P. Gerald Malone*	Trustee	December 12, 2023
P. Gerald Malone

/s/ Stephen Bird*	Trustee	December 12, 2023
Stephen Bird

/s/ Nancy Yao*	Trustee	December 12, 2023
Nancy Yao

/s/ Todd Reit*	Trustee	December 12, 2023
Todd Reit

/s/ John Sievwright*	Trustee	December 12, 2023
John Sievwright

/s/ Gordon A. Baird*	Trustee	December 12, 2023
Gordon A. Baird

/s/ Thomas W. Hunersen*	Trustee	December 12, 2023
Thomas W. Hunersen

/s/ Chris LaVictoire Mahai*	Trustee	December 12, 2023
Chris LaVictoire Mahai
/s/ Christian Pittard	President and Chief Executive Officer (Principal Executive Officer)	December 12, 2023
Christian Pittard
/s/ Sharon Ferrari	Treasurer and Chief Financial Officer (Principal Financial Officer/Principal Accounting Officer)	December 12, 2023
Sharon Ferrari

*This filing has been signed by each of the persons so indicated by the undersigned Attorney-in-Fact pursuant to powers of attorney filed as Exhibit 16 to the Registrant’s registration statement on Form N-14 filed on October 24, 2023 (File No. 333-275177).

*By:	/s/ Lucia Sitar
Lucia Sitar Attorney-in-Fact pursuant to Powers of Attorney

EXHIBIT LIST

11	Opinion and Consent of Dechert LLP.

13.f	Amended and Restated Investor Relations Services Agreement.

13.g	Amended and Restated Expense Limitation Agreement dated as of October 23, 2023 between abrdn Inc. and abrdn Global Infrastructure Income Fund.

14.a	Consent of Independent Registered Public Accounting Firm for the Acquiring Fund.

14.b.	Consent of Independent Registered Public Accounting Firm for the Acquired Fund.

18	Filing Fee Table.